SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

MACKENZIE INVESTMENT MANAGEMENT INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee: (Check the appropriate box):

☐	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with written preliminary materials:

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: $14,800

(2)	Form, Schedule or Registration Statement No.: File No. 0-17994

(3)	Filing Party: MacKenzie Investment Management Inc.

(4)	Date Filed: September 20, 2002

      NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THIS TRANSACTION, PASSED UPON THE MERITS OR FAIRNESS OF THIS TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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MACKENZIE INVESTMENT MANAGEMENT INC.

925 South Federal Highway, Suite 600
Boca Raton, Florida 33432

November   , 2002

To the Company’s Shareholders:

      You are cordially invited to attend a special meeting of the shareholders of Mackenzie Investment Management Inc. (the “Company”) to be held at the offices of Mackenzie Financial Corporation (“Parent”), 150 Bloor Street West, Toronto, Ontario on Wednesday, the 11th day of December, 2002, at 9:00 a.m. (Toronto time).

      In connection with the proposed sale of the Company to Waddell & Reed Financial, Inc. (“Purchaser”) pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), you will be asked to approve and adopt a plan of complete liquidation and dissolution of the Company (the “Plan of Dissolution”), a required element of the transaction, and the resolution of the Company’s Board of Directors adopted in connection therewith. Pursuant to the Plan of Dissolution, you and the other shareholders of the Company (the “Unaffiliated Shareholders”) other than Ivy Acquisition Corporation, a wholly-owned subsidiary of Parent (“Ivy Acquisition”), will receive cash in the minimum amount of US$4.05 for each share of Company common stock that you own. This per share cash payment is subject to possible increase but not to any decrease. Parent will receive an amount of cash per share of common stock of the Company no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, but such amount will be subject to possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser that the Unaffiliated Shareholders will not be subject to. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent. In all circumstances, the Unaffiliated Shareholders and Parent will receive cash in the transactions contemplated by the Stock Purchase Agreement, with the Unaffiliated Shareholders receiving at least the same amount on a per share basis as Parent and, if Parent makes any post-closing adjustment or indemnification payments to Purchaser, more than Parent.

      The Company’s Board of Directors has determined that the Stock Purchase Agreement and Plan of Dissolution are advisable, fair to and in the best interests of, the shareholders of the Company, including the Unaffiliated Shareholders. Accordingly, the Company’s Board of Directors has unanimously approved the Plan of Dissolution and recommends that you vote “FOR” the resolution approving the Plan of Dissolution.

      Six directors of the Company are also directors and/or executive officers of either Parent, an affiliate of Parent or a subsidiary of the Company. In addition, two directors of the Company, who are also executive officers of the Company, will receive bonus payments and may receive severance payments in connection with the proposed sale of the Company. Accordingly, these directors may have different interests than the Company and its other shareholders.

      Parent has agreed with Purchaser to cause Ivy Acquisition, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution and the accompanying resolution. Ivy Acquisition owns and has the right to vote at the special meeting sufficient shares of the Company’s common stock to cause the Plan of Dissolution and the accompanying resolution to be approved and adopted without the affirmative vote of any other shareholder of the Company.

      Each of the steps of the acquisition of the Company by Purchaser is contingent upon the occurrence of all of the other steps, so that if the transactions contemplated by the Stock Purchase Agreement are not consummated, the Plan of Dissolution will not be effectuated and you will not be entitled to receive your payment pursuant to the Plan of Dissolution.

      You are encouraged to read the accompanying proxy statement carefully as it sets forth details of the Stock Purchase Agreement, the proposed Plan of Dissolution and other important information related to the Stock Purchase Agreement and the Plan of Dissolution.

      Whether or not you plan to attend the special meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope to CIBC Mellon Trust Company, transfer agent of the Company, at 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9, Canada, Attn: Proxy Department, not less than 48 hours before the special meeting. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

By Order of the Board,

[Neil Lovatt]

NEIL LOVATT
Chairman

      This proxy statement is dated November      , 2002 and is first being mailed to shareholders on or about November      , 2002.

SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE PROPOSAL
SUMMARY
The Companies
Fairness Opinion of Putnam Lovell (see page 31)
Payment of the Plan of Dissolution Distributions (see page 56)
Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement (see page 57)
Assumed Liabilities (see page 57)
Satisfaction of Liabilities; Contingency Reserve (see page 57)
Final Record Date (see page 58)
Listing of the Company’s Common Stock (see page 58)
Appraisal Rights (see page 58)
Material Canadian Tax Consequences (see page 48)
Material U.S. Federal Income Tax Consequences (see page 49)
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY
MARKETS AND MARKET PRICE
THE SPECIAL MEETING
General
Record Date and Voting Information
Purpose of the Special Meeting
Board Recommendation
Proxies; Revocation
Expenses of Proxy Solicitation
Reasons for the Recommendation of the Company’s Board of Directors
Purpose and Structure
Interests of the Company’s Board of Directors and Officers
Risks Related to the Plan of Dissolution
Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement
Material Canadian Federal Income Tax Consequences
Material U.S. Federal Income Tax Consequences
PLAN OF DISSOLUTION
General
Distribution to Unaffiliated Shareholders
Distribution to Ivy Acquisition
Dissolution
Reasons for the Plan of Dissolution
Abandonment; Amendment
Payment of the Plan of Dissolution Distributions
Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement
Assumed Liabilities
Satisfaction of Liabilities; Contingency Reserve
Final Record Date
Listing of the Company’s Common Stock
Appraisal Rights
THE STOCK PURCHASE AGREEMENT
Selected Provisions of the Stock Purchase Agreement and Related Agreements
Purchase Price
The Closing
Representations and Warranties
Indemnification
Conditions to Closing
Limitations on Considering Other Acquisition Proposals
Termination of the Stock Purchase Agreement
Covenants as to the Conduct of the Company’s Business
Estimated Fees and Expenses
Federal Regulatory Matters
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INDEPENDENT AUDITORS
FUTURE SHAREHOLDER PROPOSALS
WHERE SHAREHOLDERS CAN FIND MORE INFORMATION
INFORMATION INCORPORATED BY REFERENCE
APPENDIX A
APPENDIX B
AGREEMENT
BACKGROUND
SIGNATURES
APPENDIX D

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MACKENZIE INVESTMENT MANAGEMENT INC.

925 South Federal Highway, Suite 600
Boca Raton, Florida 33432

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 11, 2002

       NOTICE IS HEREBY GIVEN, that a Special Meeting of Shareholders (the “Meeting”) of Mackenzie Investment Management Inc., a Delaware corporation (the “Company”), will be held at the offices of Mackenzie Financial Corporation, 150 Bloor Street West, Toronto, Ontario on Wednesday, the 11th day of December, 2002, at 9:00 a.m. (Toronto time) for the following purposes:

1. to approve and adopt the Plan of Dissolution of the Company in connection with the sale of the Company to Waddell & Reed Financial, Inc., substantially in the form of Appendix A attached to the accompanying Proxy Statement, including the dissolution of the Company contemplated thereby, and the resolution of the Company’s Board of Directors adopted in connection therewith; and

2. to transact any other business which may properly come before the Meeting or any adjournment or postponement of the Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors of the Company has fixed the close of business on                                , 2002, as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Meeting and at any adjournment or postponement thereof.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

By Order of the Board,

[Neil Lovatt]

NEIL LOVATT
Chairman

i

Appendix A — Plan of Dissolution
Appendix B — Stock Purchase Agreement
Appendix C — Fairness Opinion of Putnam Lovell

Appendix D — Information relating to the Directors and Executive Officers of the Company

ii

SUMMARY TERM SHEET

      This Summary Term Sheet highlights selected information contained in the proxy statement and may not contain all of the information that is important to you. You are urged to read the entire proxy statement carefully, including the appendices.

      General — The Company, Parent, Ivy Acquisition and Purchaser have entered into a Stock Purchase Agreement pursuant to which the Company is to be indirectly sold to Purchaser for US$74,000,000, subject to the adjustments set forth in the Stock Purchase Agreement. You are being asked to consider and vote upon a proposal to approve and adopt the Plan of Dissolution as a required element of the Stock Purchase Agreement, and the resolution of the Company’s Board of Directors adopted in connection therewith.

      Shareholder Vote — You are being asked to consider and vote upon a proposal to approve and adopt the Plan of Dissolution, and the resolution of the Board of Directors in connection therewith. Approval and adoption of the Plan of Dissolution and accompanying resolution requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock. See “THE SPECIAL MEETING” beginning on page 23.

      Payment — Immediately following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware and prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, (i) each Unaffiliated Shareholder will be entitled to receive a cash payment (the “Payment”) in the minimum amount of US$4.05 for each share of Company stock that it owns, which is an aggregate amount equal to approximately US$10.8 million, and which Payment is subject to possible increase but not to any decrease, and (ii) Ivy Acquisition will receive the same amount per share of common stock of the Company. Parent will receive consideration pursuant to the Stock Purchase Agreement in a per share amount no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, which is an aggregate amount equal to approximately US$64.8 million, assuming a price per share for each share of Company stock owned by Ivy Acquisition equal to US$4.05, but such amount will be subject to possible increase by an amount not more than any increased per share amount paid to the Unaffiliated Shareholders and a possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser that the Unaffiliated Shareholders will not be subject to. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent. Based on the Company’s working capital and level of assets under management as of September 30, 2002, Parent would have received consideration pursuant to the Stock Purchase Agreement in a per share amount equal to US$3.64, which is an aggregate amount equal to approximately US$58.1 million, if the closing of the transaction had occurred on that date. See “The Plan of Dissolution — Distribution to Unaffiliated Shareholders” on page 52 and “The Plan of Dissolution — Distribution to Ivy Acquisition” beginning on page 53.

      The Company — The Company is Mackenzie Investment Management Inc., a Delaware corporation, which provides, through various subsidiaries, investment management, marketing, distribution and other administrative services to Ivy Fund, which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a U.S. open-end investment company, consisting of sixteen separate portfolios as of October 21, 2002. See “SUMMARY — The Companies” beginning on page 10.

      Ivy Acquisition — Ivy Acquisition Corporation is a Delaware corporation and a wholly-owned subsidiary of Mackenzie Financial Corporation, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock. See “SUMMARY — The Companies” beginning on page 10.

      Purchaser — Waddell & Reed Financial, Inc. is a Delaware corporation (“Purchaser”), which provides, through various subsidiaries, a variety of investment products including equity, growth, international, income, value, asset allocation, fixed income, and money market mutual funds, variable annuity and life insurance and life insurance and disability products. See “SUMMARY — The Companies” beginning on page 9.

      Stock Purchase Agreement — Immediately following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, Purchaser will purchase all of the outstanding shares of Ivy Acquisition pursuant to the terms of the Stock Purchase Agreement. See “The Stock Purchase Agreement” beginning on page 59.

      Fairness of the Transaction — The Board of Directors of the Company has unanimously determined that the terms of the Plan of Dissolution and the transactions contemplated by the Stock Purchase Agreement are fair to, and in the best interests of, the Company’s shareholders, including the Unaffiliated Shareholders. See “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors” beginning on page 38. Putnam Lovell, NBF (“Putnam Lovell”) the Company’s financial advisor, issued an opinion to the Company’s Board of Directors that the consideration to be paid by Purchaser pursuant to the transaction is fair, from a financial point of view, to the Company’s shareholders as of the date of such opinion and the consideration to be received by the Unaffiliated Shareholders pursuant to the transaction is fair, from a financial point of view, to such shareholders as of the date of such opinion. See “Special Factors — Fairness Opinion of Putnam Lovell.”

      Conditions — Each of the steps of the acquisition of the Company by Purchaser is contingent upon the occurrence of all of the other steps, so that the liquidation and complete dissolution of the Company is contingent upon the consummation of the transactions contemplated by the Stock Purchase Agreement. The section entitled “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Conditions to Closing” on page 61 summarizes the conditions to the consummation of the sale of Ivy Acquisition to Purchaser.

      Tax Consequences — Generally, the distribution made pursuant to the Plan of Dissolution to the Company’s Unaffiliated Shareholders who are subject to tax in Canada will be treated for Canadian income tax purposes as proceeds of disposition of their shares. Such persons who hold their shares of the Company’s common stock as capital property will realize a capital gain (or capital loss) equal to the amount by which their proceeds of disposition (measured in Canadian currency) less any reasonable costs of disposition exceed (are less than) the adjusted cost base of their shares. One-half of any capital gain (a “taxable capital gain”) will be included in computing income and one-half of any capital loss may be deducted against other taxable capital gains realized in the year or deducted against other taxable capital gains realized in other years in the circumstances and to the extent specified by the Income Tax Act (Canada). See “Special Factors — Material Canadian Tax Consequences”, beginning on page 48.

      Generally, the distribution to the Company’s shareholders pursuant to the Plan of Dissolution will be taxable for U.S. federal income tax purposes for the Company’s U.S. shareholders and they will recognize taxable gain or loss in the amount of the difference between US$4.05 (subject to a possible increase under the Stock Purchase Agreement) and the adjusted tax basis for each share of the Company’s common stock owned by a U.S. shareholder. Generally, the Company’s non-U.S. shareholders will not be subject to U.S. federal income tax on gain realized as a result of the distribution of cash proceeds the Company intends to make pursuant to the Plan of Dissolution. See “Special Factors — Material U.S. Federal Income Tax Consequences,” beginning on page 49.

      Post-dissolution Activities — Following approval of the Plan of Dissolution by the holders of a majority of the Company’s outstanding common stock and the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, the Company’s activities will be limited to winding up its affairs including the transactions contemplated by the Stock Purchase Agreement, taking such action as may be necessary to preserve the value of the Company’s assets prior to any distribution to the Company’s shareholders and distributing the Company’s assets in accordance with the Plan of Dissolution. See “The Plan of Dissolution — Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement” beginning on page 57.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

WHERE AND WHEN IS THE SPECIAL MEETING?

      The special meeting will be held at the offices of Mackenzie Financial Corporation (“Parent”), 150 Bloor Street West, Toronto, Ontario on Wednesday, the 11th day of December, 2002, at 9:00 a.m. (Toronto time).

WHO MAY VOTE?

      Holders of record of the Company’s common stock at the close of business on            , 2002 may vote at the meeting or any adjournment or postponement of the meeting. On            , 2002, 18,655,550 shares of the Company’s common stock were issued and outstanding and held of record by approximately                registered shareholders. Each shareholder is entitled to one vote for each share owned by such shareholder.

HOW DO SHAREHOLDERS VOTE?

      You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-prepaid envelope that the Company has provided.

HOW DO PROXIES WORK?

      Giving your proxy means that you authorize the Company to vote your shares at the special meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, the Company will vote your shares FOR the Plan of Dissolution of the Company and the accompanying resolution. The Company does not know of any other matters that will be brought before the special meeting. If, however, other matters are properly brought before the special meeting, the Company will vote your proxy on those matters as determined by a majority of the Company’s Board of Directors.

HOW MAY A PROXY BE REVOKED?

      You may revoke your proxy before it is voted by submitting a new proxy with a later date, by providing written notice to such effect to CIBC Mellon Trust Company, transfer agent of the Company, at 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9, Attn: Proxy Department, or by attending the meeting and voting in person.

WHAT HAPPENS IF I CHOOSE NOT TO SUBMIT A PROXY OR TO VOTE?

      If a shareholder does not submit a proxy or vote at the Company’s special meeting, it will have the same effect as a vote against approval of the Plan of Dissolution.

WHAT IS A “QUORUM”?

      In order to carry on the business of the special meeting, a quorum must be present. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in “street name.” Under those circumstances, your broker may be authorized to vote for you on some routine items but is prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

      Pursuant to the terms of a Voting, Support and Indemnification Agreement between Parent and Purchaser, Parent has agreed to cause Ivy Acquisition Corporation, a Delaware corporation (“Ivy Acquisition”) and wholly-owned subsidiary of Parent, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution and the accompanying resolution. Ivy Acquisition has informed the Company of its intention to be present at the special meeting, and if Ivy Acquisition is present, a quorum will exist to carry on the business of the special meeting.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSAL?

      The affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote is necessary for approval of the Plan of Dissolution and the accompanying resolution. For this purpose, if you “abstain” from voting on the proposal, your shares will have the same effect as if you voted against the proposal. Broker non-votes also will have the same effect as a vote against the proposal. For any other matters that the shareholders may vote upon at the special meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, will be necessary for approval. Accordingly, an abstention from voting or a broker non-vote on a proposal by a shareholder present in person or represented by proxy at the special meeting will have the same legal effect as a vote against the matter, even though the shareholder may interpret an abstention or broker non-vote differently.

      Pursuant to the terms and conditions of the Voting, Support and Indemnification Agreement between Parent and Purchaser, Parent has agreed to cause Ivy Acquisition, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution and the accompanying resolution. If the conditions to closing of the Stock Purchase Agreement are satisfied at the time of the special meeting, Ivy Acquisition will vote for approval of the Plan of Dissolution and the accompanying resolution and consequently, the Plan of Dissolution and the accompanying resolution will be approved by the required majority of the Company’s outstanding shares of common stock even without the affirmative vote of any other shareholder. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Conditions to Closing” on page 61.

WHO WILL TABULATE THE VOTES?

      Persons appointed by the chairman of the special meeting to act as scrutineers for the special meeting will tabulate the shareholder votes. The scrutineers will count all shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

      Your proxy is being solicited by the Board of Directors of the Company. The Company will pay the expenses of soliciting proxies. The Company expects that legal and printing expenses will be its primary expenses in connection with the solicitation. In addition to solicitation by mail, the officers of the Company may solicit proxies in person or by telephone. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. The Company will reimburse these persons for their reasonable expenses.

WHAT ARE THE SHAREHOLDERS BEING ASKED TO APPROVE?

      Each shareholder is being asked to vote in favor of the Plan of Dissolution and the resolution of the Company’s Board of Directors adopted in connection therewith pursuant to which the shareholders of the Company other than Ivy Acquisition (the “Unaffiliated Shareholders”) will receive per share cash consideration with a value not less than the per share cash consideration to be received by Parent.

      The Plan of Dissolution will be contingent upon the satisfaction of the conditions to closing set forth in the Stock Purchase Agreement. Each of the steps of the acquisition of the Company by Purchaser is contingent upon the occurrence of all the other steps, so that the Plan of Dissolution will not be effectuated and you will not be entitled to receive your payment pursuant to the Plan of Dissolution unless the transactions contemplated by the Stock Purchase Agreement are subsequently consummated.

WHAT IS THE PURPOSE OF THE DISSOLUTION OF THE COMPANY?

      The Company’s principal purpose for proposing the Plan of Dissolution is to facilitate the sale of Ivy Acquisition to Purchaser pursuant to the Stock Purchase Agreement. In addition, the dissolution of the Company and the sale of Ivy Acquisition to Purchaser will provide the Company’s Unaffiliated Shareholders with an opportunity to receive cash for their shares of the Company at a price per share representing a premium of 24% over the 20 trading days up to and including August 27, 2002 and a premium of 23% over the average of the closing bid and ask price of the Company’s common stock on the Toronto Stock Exchange on August 27, 2002, subject to possible increase, but not to any decrease. The Company is undertaking these transactions at this time for the reasons considered by its Board of Directors and outlined under “Special Factors — Background” and “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors.”

WHAT IS THE RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS?

      The Company’s Board of Directors consulted with the Company’s senior management and outside financial and legal advisors, and considered a number of factors, including among other things, the history and progress of the Company’s discussions with other parties, historical and other information concerning the businesses, financial condition, results of operations, technology, management, competitive positions and prospects of the Company as it currently operates.

      After carefully evaluating each of the above factors and the factors listed in “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors” on page 38, both positive and negative, the members of the Company’s Board of Directors who are not employees of the Company or directors or officers of Parent or any affiliates of Parent, unanimously determined that approval of the Stock Purchase Agreement and the Plan of Dissolution are advisable, fair to, and in the best interests of the Company and all of the Company’s shareholders, including the Unaffiliated Shareholders. In addition, subsequent to such approval by the Company’s independent directors, the Company’s entire board of directors unanimously adopted resolutions determining that approval of the Stock Purchase Agreement and the Plan of Dissolution are advisable, fair to, and in the best interests of the Company and all of the Company’s shareholders, including the Unaffiliated Shareholders.

WHAT WILL THE SHAREHOLDERS RECEIVE IF THE PLAN OF DISSOLUTION IS EFFECTUATED?

      Following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, the Unaffiliated Shareholders of record on the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange will be entitled to receive a Payment in the minimum amount of US$4.05 per share in cash, subject to possible increase if the amount of Ivy Fund assets under management by the Company as of the closing and the amount of the Company’s excess working capital as of the most recent month end prior to the closing exceed certain levels, but not to any decrease. The Unaffiliated Shareholders may also be entitled to a post-closing payment under certain conditions based upon the amount of the Company’s excess working capital as of the closing. See “The Plan of Dissolution — Distribution to Unaffiliated Shareholders” on page 46. The Company currently expects the closing of the transaction to occur on or about December 12, 2002. The time period between the first mailing of this proxy statement and the closing is to provide an opportunity for the solicitation of the shareholders of the Ivy Fund for the approval of the transaction. Because of the extended time period between the date of this proxy statement and the closing of the transaction, which cannot occur until after the Ivy Fund shareholder vote the Company does not believe it is practicable to quantify any potential increased payment to the Unaffiliated Shareholders because the purchase price adjustments are based on the levels of working capital and assets under management as of closing, which cannot be predicted at the date of this proxy statement.

      Immediately following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware and prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, Ivy Acquisition will be entitled to receive a payment in the amount of US$4.05 per share, in a combination of cash (if any remains after payment to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company, subject to possible increase by an amount not more than any increased per share amount paid to the Unaffiliated Shareholders, and a possible decrease to an amount less than that received by the Unaffiliated Shareholders. Subsequent to the effectuation of the Plan of Dissolution and the fulfillment of all other conditions to the closing of the Stock Purchase Agreement, Parent will sell all of the outstanding capital stock of Ivy Acquisition to Purchaser pursuant to the terms of the Stock Purchase Agreement. Parent will receive consideration pursuant to the Stock Purchase Agreement in a per share amount no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, but such amount will be subject to possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser to which the Unaffiliated Shareholders will not be subject. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Indemnification” on page 60. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent (the “Reserve”). In addition, an amount equal to the maximum aggregate amount potentially payable by the Company or Ivy Acquisition pursuant to an arrangement with certain officers of the Company will be held back from the amount Parent is entitled to receive pursuant to the Stock Purchase Agreement and reserved in a separate escrow account (the “Success Fee Reserve”). Parent may also be entitled to a post-closing payment, or subject to a post-closing payment obligation, under certain conditions. See “The Plan of Dissolution — Distribution to Ivy Acquisition” on page 53.

      In all circumstances, the Unaffiliated Shareholders and Parent will receive cash in the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution, with Parent receiving consideration on a per share basis in an amount equal to US$74 million, less the amount paid to the Unaffiliated Shareholders upon the dissolution of the Company, divided by the number of shares of common stock of the Company owned by Ivy Acquisition immediately prior to the dissolution of the Company, which amount (the “per share Parent payment”), shall be no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders and, if Parent makes any post-closing adjustment or indemnification payments to Purchaser as may be required by the Stock Purchase Agreement, shall be less than such amount of cash per share distributed to the Unaffiliated Shareholders.

      Because of certain contingencies contained in the Stock Purchase Agreement, uncertainties as to the costs and expenses to complete the Plan of Dissolution and the transactions contemplated by the Stock Purchase Agreement, and other uncertainties related to the operation of the Company’s business prior to dissolution, there are no assurances Parent will be entitled to receive US$4.05 per share, but in no event can Parent receive more than the per share consideration received by the Unaffiliated Shareholders.

      Upon the closing of the transactions contemplated by the Stock Purchase Agreement, Ivy Management, Inc. and Parent will enter into a subadvisory agreement, whereby effective upon the closing, Ivy Management, Inc., as an indirect wholly-owned subsidiary of Purchaser subsequent to the Closing, will continue to advise certain Canadian mutual funds managed by Parent. Parent will have ongoing obligations in connection with such subadvisory agreement.

IF THE PLAN OF DISSOLUTION IS APPROVED, WHAT IS THE PROCESS FOR DISSOLUTION OF THE COMPANY AND WHEN WILL THE SHAREHOLDERS RECEIVE THEIR PRO-RATA SHARE OF THE COMPANY’S CASH?

      Immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company will file a certificate of dissolution with the Secretary of State of the State of Delaware to dissolve the Company.

      On the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange (the “Final Record Date”) (See “The Plan of Dissolution — Listing of the Company’s Common Stock”), CIBC Mellon Trust Company, which the Company has designated to act as paying agent, will deliver to each of the Company’s shareholders of record on the Final Record Date, a Letter of Transmittal with instructions indicating how to inform the paying agent of the proper address at which the shareholder will receive the Payment to which the shareholder will be entitled upon the consummation of the Plan of Dissolution. You should follow the procedures described in such letter of transmittal and complete and sign the Substitute Form W-9 or Substitute Form W-8BEN, as applicable, included as part of the letter of transmittal, and return such form to the paying agent in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent. See “Summary — The Plan of Dissolution — Material U.S. Federal Income Tax Consequences”, “Summary — The Plan of Dissolution — Material Canadian Tax Consequences,” “Special Factors — Material Canadian Tax Consequences” and “Special Factors — Material U.S. Federal Income Tax Consequences.”

      When you have returned each required Letter of Transmittal, you will receive an amount equal to the Payment multiplied by the number of shares of the Company’s common stock that you hold of record, as of the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange.

      In the event that the Unaffiliated Shareholders are entitled to a post-closing payment, the Company shall distribute such per share payment to the Unaffiliated Shareholders who are holders of record, as of the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange.

      No interest will be paid or accrued on any distribution pursuant to the Plan of Dissolution. Payments of any distribution will also be reduced by any applicable backup withholding taxes.

WHAT OTHER OPTIONS DID THE COMPANY CONSIDER BEFORE DECIDING TO APPROVE THE PLAN OF DISSOLUTION?

      The Company and its financial advisor, Putnam Lovell, explored a variety of strategic alternatives including attempting to achieve improved profitability within the current capital structure, alternative going private transactions, possible merger transactions, and the possibility of an asset sale. Putnam Lovell and the Company’s senior management identified criteria to select a potential buyer. See “Special Factors — Background” on page 25. With the assistance of Putnam Lovell, the Company reviewed a list of candidates that might be expected to meet such criteria and to have an interest in engaging in a strategic transaction with the Company. The Company then had a number of discussions and meetings with a number of parties to discuss their level of interest. As a result of this process, three outside parties expressed an interest in exploring a potential business combination with the Company. See “Special Factors — Background” on page 25.

WHAT WILL OCCUR IF THE PLAN OF DISSOLUTION IS NOT APPROVED AND CONSUMMATED?

      If the Plan of Dissolution is not approved and consummated, the Company’s Board of Directors will evaluate other strategic alternatives available to the Company in accordance with their fiduciary obligations to the Company’s shareholders. In light of the Company’s financial condition, results of operations, cash flows, business and prospects, including the deterioration of certain of the Company’s financials, such as negative fund flows, decline in assets and revenues, increases in operating expenses and profit margin retraction, these alternatives may be limited.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Company anticipates that the distribution made pursuant to the Plan of Dissolution to Unaffiliated Shareholders who at all relevant times are either actual or deemed residents of Canada for

Canadian income tax purposes and who hold their shares of the Company’s common stock as capital property will be treated for Canadian income tax purposes as proceeds of disposition of their shares. Such persons will realize a capital gain (or capital loss) equal to the amount by which their proceeds of disposition (measured in Canadian currency) less any reasonable costs of disposition exceed (or are less than) the adjusted cost base of their shares. One-half of any capital gain (a “taxable capital gain”) will be included in computing income and one-half of any capital loss may be deducted against other taxable capital gains realized in the year or deducted against other taxable capital gains realized in other years in the circumstances and to the extent specified by the Income Tax Act (Canada). Canadian controlled private corporations are subject to a refundable tax of 6 2/3% on their investment income. For this purpose, investment income includes taxable capital gains. See “Special Factors — Material Canadian Tax Consequences.”

      The Company anticipates that all distributions U.S. shareholders receive will be treated for U.S. federal income tax purposes as full payment in exchange for their shares. Therefore, each shareholder will be taxed only to the extent the amounts such shareholder receives exceed the shareholder’s adjusted tax basis in the shares. The Company expects that this gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year or as short-term capital gain or loss taxed at ordinary income tax rates if the shares have not been held for more than one year. If a shareholder is a corporation, the Company expects that all of the shareholder’s income from distributions pursuant to the Plan of Dissolution will be subject to tax at the same U.S. federal income tax rate as the shareholder’s other income.

      The Company anticipates that distributions that the Company’s non-U.S. shareholders receive will generally not be subject to U.S. federal income tax on gain realized as a result of the distribution of cash proceeds the Company intends to make pursuant to the Plan of Dissolution.

      ALL SHAREHOLDERS OF THE COMPANY ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE EFFECT OF THE PLAN OF DISSOLUTION UNDER U.S. FEDERAL TAX LAW (OR FOREIGN TAX LAW WHERE APPLICABLE), AND UNDER THEIR OWN STATE AND LOCAL TAX LAWS. See “Special Factors — Material Canadian Tax Consequences” beginning on page 48 and “Special Factors — Material U.S. Federal Income Tax Consequences” beginning on page 49.

WILL I HAVE DISSENTERS’ RIGHTS?

      No, under Delaware law, you are not entitled to exercise dissenters’ rights for the proposal described in this proxy statement.

HOW WILL THE DISSOLUTION AFFECT MY STATUS AS A SHAREHOLDER?

      Upon the filing of the certificate of dissolution with the State of Delaware, your rights as a shareholder will be limited to receiving cash in the minimum amount of US$4.05 for each share of the Company that you own, subject to possible increase pursuant to the terms of the Plan of Dissolution and the Stock Purchase Agreement. Contingent on approval by the holders of a majority of the Company’s common stock, the Company will file a certificate of dissolution immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement.

WHAT IF THE STOCK PURCHASE AGREEMENT IS TERMINATED?

      If the Stock Purchase Agreement is terminated, the Plan of Dissolution will not be effectuated and the Company’s Board of Directors will evaluate other strategic alternatives available to the Company in accordance with their fiduciary obligations to the Company’s shareholders.

WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANY?

      The Company files reports, proxy and information statements and other information with the U.S. Securities and Exchange Commission (“SEC”). Copies of such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at:

Judiciary Plaza Room 1024
450 Fifth Street, N.W.
Washington, D.C. 20549

      Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding the Company. The address of the SEC’s Internet site is http://www.sec.gov.

      The Company’s shareholders should call the Company’s Chief Financial Officer at (561) 393-8900 with any questions about this proxy statement or any of the transaction described in this proxy statement.

SUMMARY

      The following summary highlights the material information from this proxy statement and does not contain all of the information that is important to you. To fully understand the transactions contemplated by this proxy statement and their consequences to you, you should read this entire proxy statement, including the appendices attached to this proxy statement.

The Companies

Mackenzie Investment Management Inc.

      Mackenzie Investment Management Inc. (the “Company”) is a Delaware corporation that provides, through various subsidiaries, investment management, marketing, distribution and other administrative services to Ivy Fund (“Ivy Fund”), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a U.S. open-end investment company, consisting of sixteen separate portfolios as of             , 2002.

      Ivy Acquisition, a wholly-owned subsidiary of Parent, beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock.

      The Company is an SEC-registered investment advisor and conducts business through three Boca Raton, Florida based, wholly-owned subsidiaries (the “Subsidiaries”) as follows:

      Ivy Management, Inc. (“Ivy Management”) is incorporated under the laws of the Commonwealth of Massachusetts and is registered with the SEC under the Investment Advisers Act of 1940. Ivy Management has exclusive management agreements pursuant to which it manages the Ivy Fund and provides sub-advisory services to fifteen mutual funds sold only in Canada and managed by Parent.

      Ivy Mackenzie Distributors, Inc. (“Ivy Mackenzie Distributors”) is incorporated under the laws of the State of Florida and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended. Ivy Mackenzie Distributors is a member of the National Association of Securities Dealers, Inc. Under the terms of exclusive underwriting agreements with the Ivy Fund, Ivy Mackenzie Distributors is entitled to sell the shares of the Ivy Fund. In this capacity, Ivy Mackenzie Distributors distributes shares of the Ivy Fund through broker-dealers, financial planners and registered investment advisers, and to institutional investors such as retirement plans.

      Ivy Mackenzie Services Corp. (“Ivy Mackenzie Services”) is incorporated under the laws of the State of Florida. Prior to June 30, 2001, Ivy Mackenzie Services, under transfer agency and shareholder services agreements with the Ivy Fund, served as transfer agent and dividend paying agent for the Ivy Fund and provided certain shareholder and shareholder-related services as requested by the Ivy Fund. Effective June 30, 2001, the transfer agency function was transitioned to a third party service provider, PFPC Inc. (“PFPC”), and effective August 31, 2001, the Company completed the process of de-registering Ivy Mackenzie Services as a transfer agent with the SEC. Ivy Mackenzie Services currently serves as a liaison between the Company and PFPC.

      The Company’s principal executive office is located at 925 South Federal Highway, Suite 600, Boca Raton, FL 33432. The main telephone number of the Company at such address is (561) 393-8900.

Ivy Acquisition Corporation

      Ivy Acquisition Corporation (“Ivy Acquisition”) was formed by Parent for the purpose of effectuating the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution. Ivy Acquisition is a wholly-owned subsidiary of Parent. On September 9, 2002, Parent transferred all of the outstanding shares of the Company that Parent beneficially owned to Ivy Acquisition in exchange for shares of Ivy Acquisition. Ivy Acquisition currently beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock.

      Parent has agreed to cause Ivy Acquisition to vote the shares of the Company it owns in favor of the Plan of Dissolution and accompanying resolution.

      In this proxy statement, Ivy Acquisition Corporation is referred to as Ivy Acquisition.

Mackenzie Financial Corporation

      Mackenzie Financial Corporation (“Parent”) is a corporation amalgamated under the laws of the Province of Ontario, Canada and is an integrated financial services company, operating directly in North America and internationally through partner sub-advisor firms. Parent offers more than 150 investment funds in Canada and as of June 30, 2002, managed approximately Cdn. $37 billion for over 1,000,000 investors and their financial advisors. In addition, Parent and its subsidiaries offer an array of loan, deposit and other financial products and services and employ over 1,400 people.

      Parent previously owned approximately 85.7% of the outstanding shares of the Company’s common stock and transferred such shares to Ivy Acquisition in exchange for 100% of the capital stock of Ivy Acquisition for the purpose of effectuating the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution.

      After the closing of the transactions contemplated by the Stock Purchase Agreement, Parent will have ongoing obligations to indemnify certain losses, if any, of Purchaser in connection with the Stock Purchase Agreement. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Indemnification.”

      Upon the closing of the transactions contemplated by the Stock Purchase Agreement, Ivy Management and Parent will enter into a subadvisory agreement, whereby effective upon the closing, Ivy Management, as an indirect wholly-owned subsidiary of Purchaser, will continue to advise certain Canadian mutual funds managed by Parent. Parent will have certain ongoing obligations in connection with such subadvisory agreement.

Waddell & Reed Financial, Inc.

      Waddell & Reed Financial, Inc., a Delaware corporation (“Purchaser”), is a leading financial services organization with a network of more than 3,100 financial advisors serving clients throughout the United States. Purchaser conducts business through its subsidiaries. The following is a general summary of Purchaser’s principal business operations.

      Investment Management. Waddell & Reed Investment Management Company (“WRIMCO”), a subsidiary of Purchaser, is a SEC registered investment advisor that provides investment management and advisory services to four families of mutual funds: the Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (collectively, the “Purchaser Mutual Funds”). WRIMCO also provides investment management and advisory services to institutions and other private clients. As of September 30, 2002, WRIMCO has nearly US$25.6 billion in assets under management, of which approximately US$21.2 billion were mutual fund assets and approximately US$2.9 billion were institutional and separately managed accounts. Purchaser has approximately 654,900 mutual fund customers and approximately 125 separate account customers. Austin, Calvert & Flavin, Inc., a wholly-owned subsidiary of Purchaser based in San Antonio, Texas, is a registered investment advisor that manages investments for trusts, high net worth families and individuals, and pension plans with approximately US$1.5 billion under management.

      Mutual Fund and Insurance Product Distribution. Waddell & Reed, Inc. (“WRI”), a subsidiary of Purchaser, is a registered broker-dealer under the Exchange Act and SEC registered investment advisor that acts primarily as the national distributor and underwriter for shares of the Purchaser Mutual Funds and the distributor of variable and other insurance products issued by Nationwide Life Insurance Company and other insurance companies. WRI is the exclusive distributor of 31 Purchaser mutual fund portfolios. The other 16 Purchaser Mutual Funds portfolios are distributed by WRI and other third party distributors.

      Financial Planning. Purchaser has a proprietary network of over 3,300 financial advisors working from 219 offices in the United States. Purchaser’s financial advisors provide their clients with personalized investment advice and guidance regarding mutual funds, retirement plans, educational savings plans and a broad array of insurance products, including life insurance and annuities. Advisors of the Legend Group, a wholly owned subsidiary of Purchaser based in Palm Beach Gardens, Florida, primarily serve employees of school districts and other not-for-profit organizations through its network of 316 financial advisors.

The Transaction

      Upon the consummation of the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution, each Unaffiliated Shareholder will receive cash in the minimum amount of US$4.05 for each share of Company common stock that it owns. This per share cash payment is subject to possible increase if the amount of Ivy Fund assets under management by the Company as of the closing and the amount of the Company’s excess working capital as of the most recent month end prior to the closing exceed certain levels and result in the per share Parent payment exceeding US$4.05, but not to any decrease. The Unaffiliated Shareholders may also be entitled to a post-closing payment under certain circumstances based upon the amount of the Company’s excess working capital as of the closing if the circumstances result in the per share Parent payment exceeding US$4.05. Parent will receive an amount of cash per share of common stock of the Company no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, but such amount will be subject to possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser to which the Unaffiliated Shareholders will not be subject. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent. In all circumstances upon the closing of the transactions, the Unaffiliated Shareholders and Parent will receive cash, with the Unaffiliated Shareholders receiving at least the same amount as Parent and, if Parent makes any post-closing adjustment or indemnification payments to Purchaser, more than Parent. Each of the steps contemplated by the Stock Purchase Agreement and the Plan of Dissolution is contingent upon the occurrence of all other steps, so that if Parent will not sell all of the outstanding capital stock of Ivy Acquisition owned by Parent to Purchaser pursuant to the Stock Purchase Agreement, the Plan of Dissolution will not be effectuated and the Company’s shareholders will not be entitled to receive payment for their shares of common stock of the Company pursuant to the Plan of Dissolution.

(A)     The Stock Purchase Agreement

      Subject to the holders of a majority of the Company’s common stock approving the Plan of Dissolution and accompanying resolution and the fulfillment of all other conditions to closing of the Stock Purchase Agreement, Purchaser will purchase all of the outstanding capital stock of Ivy Acquisition from Parent upon the consummation of the transactions contemplated by the Stock Purchase Agreement. Following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, pursuant to the Plan of Dissolution the Company will distribute a minimum of US$4.05 for each share of Company common stock held by the Unaffiliated Shareholders of record as of the date three business days after the Company’s common stock is delisted from the Toronto Stock Exchange, subject to possible increase if the amount of Ivy Fund assets under management by the Company as of the closing and the amount of the Company’s excess working capital as of the most recent month end prior to the closing exceed certain levels and result in the per share Parent payment exceeding US$4.05, but not any decrease. The Unaffiliated Shareholders may also be entitled to a post-closing payment under certain circumstances based upon the amount of the Company’s excess working capital as of the closing if the circumstances result in the per share Parent payment exceeding US$4.05.

      Immediately following the filing of the certificate of dissolution of the Company with the Secretary of State of the State of Delaware and prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, Ivy Acquisition will receive the same amount of payment per share of common stock of the Company in a combination of cash (if any remains after payment to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company. The per share payment to Ivy

Acquisition is subject to possible increase by an amount not more than any increased per share amount paid to the Unaffiliated Shareholders and a possible decrease to an amount less than that received by the Unaffiliated Shareholders. Subsequent to the effectuation of the Plan of Dissolution and the fulfillment of all other conditions to the closing of the Stock Purchase Agreement, Parent will sell all of the outstanding capital stock of Ivy Acquisition to Purchaser, pursuant to the terms of the Stock Purchase Agreement. Parent will receive consideration pursuant to the Stock Purchase Agreement in a per share amount no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, but such amount will be subject to possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser to which the Unaffiliated Shareholders will not be subject. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent.

      Parent may also be (i) entitled to receive a per share post-closing payment under certain circumstances, which payment would be no greater than the amount per share of common stock of the Company that the Unaffiliated Shareholders would receive or (ii) required to make a per share post-closing payment to Purchaser under certain circumstances. In all circumstances, the Unaffiliated Shareholders and Parent will receive cash in the transactions contemplated by the Stock Purchase Agreement, with the Unaffiliated Shareholders receiving at least the same per share amount as the per share Parent payment and, if Parent makes any post-closing adjustment or indemnification payments to Purchaser, more than the per share Parent payment.

Conditions to Closing (see page 61)

      The Stock Purchase Agreement contains conditions to the closing of the transactions, including among other things, the approval of the Plan of Dissolution by the holders of a majority of the Company’s common stock, the performance of specific covenants and the receipt of specified consents and regulatory approvals. If these closing conditions are not satisfied or waived, the transactions contemplated by the Stock Purchase Agreement may not close.

Limitation on Considering Other Acquisition Proposals (see page 63)

      Prior to the earlier of consummation of the Stock Purchase Agreement or the termination of the Stock Purchase Agreement, the Company, its subsidiaries and their respective officers, directors, employees, representatives and agents, shall not, and the Company shall use commercially reasonable efforts to cause its affiliates not to, directly or indirectly, solicit or knowingly encourage any proposals or offers from any corporation, partnership, person or other entity or group other than Purchaser or an affiliate of Purchaser concerning any acquisition, consolidation, tender or exchange offer, merger, business combination, sale of securities or substantial assets of the Company or its subsidiaries or any other transaction that would result in the sale of all or any of the Company, the subsidiaries or their respective businesses (other than sales of assets in the ordinary course of business) or that would otherwise adversely affect the ability of Parent and Purchaser to consummate the transactions contemplated by the Stock Purchase Agreement.

      However, prior to approval of the Plan of Dissolution by the holders of a majority of the Company’s common stock, if the Company’s Board of Directors determines in good faith, after it has received a superior acquisition proposal and after consultation with its financial advisors and legal counsel, that it must take such action to comply with its fiduciary duties to the shareholders, then the Company’s Board of Directors may take certain actions in regards to such superior acquisition proposal. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Limitation on Considering Other Acquisition Proposals” on page 63.

Termination of the Stock Purchase Agreement (see page 64)

      The Stock Purchase Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Closing, (i) by mutual written consent of Purchaser and Parent,

(ii) by either Purchaser or Parent if a judgment, injunction, order or decree of a court or other competent governmental authority enjoining a party to the Stock Purchase Agreement from consummating the transactions contemplated by the Stock Purchase Agreement shall have been entered, and such judgment, injunction, order or decree shall have become final and nonappealable, (iii) by either Parent or Purchaser if the Plan of Dissolution shall fail to receive the approval of a majority of the holders of the Company’s common stock, (iv) by Parent or Purchaser, in the event of certain breaches of representations, warranties, covenants or agreements on the part of the other party set forth in the Stock Purchase Agreement, and (v) at the election of Purchaser or Parent, if the closing shall not have occurred on or before February 28, 2003.

The Closing (see page 59)

      The closing contemplated by the Stock Purchase Agreement will occur on the second business day following the date on which the last of the closing conditions set forth in Stock Purchase Agreement that are capable of being satisfied before closing are fulfilled or waived in accordance with the Stock Purchase Agreement, unless Parent and Purchaser agree to a different date. The Company and Purchaser have agreed to use commercially reasonable efforts to ensure that the closing occurs on or before December 31, 2002. The Company currently expects the closing to occur on or about December 12, 2002, although there can be no assurances that the transactions contemplated by the Stock Purchase Agreement will close on such date or that such transactions will close at all.

Federal Regulatory Matters (see page 66)

      Other than this proxy statement and the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, no consent, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by the Company, Parent or any their respective affiliates in connection with the execution, delivery or performance of the Stock Purchase Agreement, except (a) as may be required pursuant to the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (b) as may be required by or pursuant to the rules of any Self Regulatory Organization, as such term is defined under the Securities Exchange Act of 1934, as amended, (c) certain licenses and permits of the Company, (d) filings of proxy materials with the SEC that will be required to be made in connection with the necessary shareholders approvals of each Ivy Fund, (e) filings of prospectus supplements and/or registration statement amendments with the SEC that will be required to be made to update the prospectus disclosure of any Ivy Fund in connection with the Stock Purchase Agreement or any transaction contemplated thereby, (f) the filing of an amendment to the Forms ADV of Ivy Acquisition and Ivy Management to reflect a change in control and related changes, and a Form ADV-W to withdraw the registration of the Company, (g) certain filings with Canadian securities administrators, the Toronto Stock Exchange and other Canadian governmental authorities, (h) any necessary exemptive relief from the Ontario Securities Commission and the Quebec Securities Commission from the applicable requirements of Ontario Securities Commission Rule 61-501 and Quebec Securities Commission Policy Q-27 in form and substance reasonably satisfactory to Purchaser, (i) certain disclosure and notice requirements pursuant to the Exchange Act, (j) any state notice filings in connection with the registration of Ivy Acquisition and de-registration of the Company and (k) any state filings to effect a change of registered agent and/or a name change on the Company or any of its subsidiaries.

(B) The Plan of Dissolution

Distribution to Unaffiliated Shareholders

      Following the filing of the certificate of dissolution of the Company with the Secretary of State of the State of Delaware, you and the other Unaffiliated Shareholders of record as of the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange, will receive cash in the minimum amount of US$4.05 for each share of Company stock that you own. This per share cash payment is subject to possible increase under the Stock Purchase Agreement, but not to any decrease. The Unaffiliated Shareholders may also be entitled to a post-closing payment under certain conditions. See “The Plan of Dissolution — Distribution to Unaffiliated Shareholders” on page 52.

Distribution to Ivy Acquisition

      Immediately following the filing of the certificate of dissolution of the Company with the Secretary of State of the State of Delaware and prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, Ivy Acquisition will receive the same amount of payment per share of common stock of the Company in a combination of cash (if any remains after payment to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company, which per share payment to Ivy Acquisition is subject to possible increase by an amount not more than any increased per share amount paid to the Unaffiliated Shareholders and a possible decrease to an amount less than that received by the Unaffiliated Shareholders.

      Subsequent to the effectuation of the Plan of Dissolution, Parent will sell all of the outstanding capital stock of Ivy Acquisition to Purchaser, pursuant to the terms of the Stock Purchase Agreement. Parent will receive consideration pursuant to the Stock Purchase Agreement in a per share amount no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, but such amount will be subject to possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser that the Unaffiliated Shareholders will not be subject to. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent. See “The Plan of Dissolution — Distribution to Unaffiliated Shareholders” beginning on page 52 and “The Plan of Dissolution — Distribution to Ivy Acquisition” beginning on page 53.

      Parent may also be (i) entitled to receive a per share post-closing payment under certain circumstances, which payment would be no greater than the amount per share of common stock of the Company that the Unaffiliated Shareholders would receive or (ii) required to make a per share post-closing payment to Purchaser under certain circumstances. In all circumstances, the Unaffiliated Shareholders and Parent will receive cash in the transactions contemplated by the Stock Purchase Agreement, with the Unaffiliated Shareholders receiving at least the same amount as Parent and, if Parent makes any post-closing adjustment or indemnification payments to Purchaser, more than Parent. See “The Plan of Dissolution — Distribution to Ivy Acquisition” on page 53.

Dissolution (see page 54)

      Under the Plan of Dissolution, the Unaffiliated Shareholders will receive per share consideration with a value not less than the per share Parent payment to be received by Parent pursuant to the Stock Purchase Agreement discussed below. Ivy Acquisition will receive its share of the dissolution proceeds in a combination of cash (if any remains after payment to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company. Each Unaffiliated Shareholder will receive its share of the dissolution proceeds in cash. See “The Plan of Dissolution — Distribution to Unaffiliated Shareholders,” “The Plan of Dissolution — Distribution to Ivy Acquisition” and “The Plan of Dissolution — Dissolution.”

      After the closing of the transactions contemplated by the Stock Purchase Agreement, Parent will have ongoing obligations to indemnify certain losses, if any, of Purchaser in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Indemnification.”

      Each of the steps of the acquisition of the Company by Purchaser is contingent upon the occurrence of all of the other steps, so that if Parent will not sell all of the outstanding capital stock of Ivy Acquisition owned by Parent to Purchaser pursuant to the Stock Purchase Agreement, the Plan of Dissolution will not be effectuated and you will not be entitled to receive your payment pursuant to the Plan of Dissolution. Therefore, the liquidation and complete dissolution of the Company is contingent upon the satisfaction of the conditions to closing set forth in the Stock Purchase Agreement.

Reasons for the Plan of Dissolution (see page 55)

      The Company’s principal purpose for engaging in the transactions contemplated by the Plan of Dissolution is to facilitate the sale of Ivy Acquisition to Purchaser pursuant to the Stock Purchase Agreement. In addition, the dissolution of the Company and the sale of Ivy Acquisition to Purchaser will provide the Unaffiliated Shareholders with an opportunity to receive cash for their shares at a price per share representing a premium of 24% over the 20 trading days up to and including August 27, 2002 and a premium of 23% over the average of the closing bid and ask price of the Company’s common stock on the Toronto Stock Exchange on August 27, 2002, subject to possible increase, but not to any decrease. The Company is undertaking these transactions at this time for the reasons considered by the Company’s Board of Directors and outlined under “Special Factors — Background” and “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors.”

Reasons for the Recommendation of the Company’s Board of Directors (see page 38)

      The Company’s Board of Directors consulted with the Company’s senior management and outside financial and legal advisors, and considered a number of factors, including among other things, the history and progress of the Company’s discussions with other parties, and historical and other information concerning the businesses, financial condition, results of operations, scale of business, technology, management, competitive positions, industry trends and prospects of the Company as it currently operates.

      After carefully evaluating each of the above factors and the factors listed in “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors” on page 38, both positive and negative, the members of the Company’s Board of Directors who are not employees of the Company, or directors or officers of Parent or any affiliates of Parent, unanimously determined that approval of the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution are advisable, fair to, and in the best interests of the Company and all of the Company’s shareholders, including the Unaffiliated Shareholders. In addition, subsequent to such approval by the Company’s independent directors, the Company’s entire board of directors unanimously adopted resolutions determining that approval of the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution are advisable, fair to, and in the best interests of the Company and all of the Company’s shareholders, including the Unaffiliated Shareholders.

Interests of the Company’s Board of Directors and Officers (see page 44)

      All of the Company’s executive officers and certain of the Company’s directors own shares of the Company’s common stock and/or options to purchase shares of the Company’s common stock. They will receive the same per share distribution amount pursuant to the Plan of Dissolution as the Unaffiliated Shareholders upon the Company’s dissolution. Information about the executive officers and directors of the Company is set forth in Appendix D to this proxy statement.

      Certain of the Company’s executive officers have entered into an Agreement Regarding Change in Control and are entitled to receive severance payments pursuant to such agreements if they are terminated within twenty-four months after the date of a change of control of the Company. The transactions contemplated by the Stock Purchase Agreement will constitute a change of control of the Company under each Agreement Regarding Change in Control and will entitle the executive officers to receive severance payments of up to an aggregate of approximately US$6.7 million upon such an event of termination. For a more detailed description of each Agreement Regarding Change in Control, see the section entitled “Special Factors — Interests of the Company’s Board of Directors and Officers” on page 44.

      The Company’s Board of Directors, other than the members who are executive officers of the Company, has determined that it is appropriate to provide bonuses to certain executive officers of the Company for their assistance in effectuating the transactions contemplated by the Stock Purchase Agreement and Plan of Dissolution. For more information, see the section entitled “Special Factors — Interests of the Company’s Board of Directors and Officers” on page 44.

Fairness Opinion of Putnam Lovell (see page 31)

      In connection with the approval of the Plan of Dissolution and the Stock Purchase Agreement and the transactions contemplated thereby, the Company’s Board of Directors considered the opinion of Putnam Lovell that the consideration to be paid by Purchaser pursuant to the transaction is fair, from a financial point of view, to the Company’s shareholders as of the date of such opinion and the consideration to be received by the Unaffiliated Shareholders pursuant to the transaction is fair, from a financial point of view, to such shareholders as of the date of such opinion. In particular, the Company’s Board of Directors considered whether it would be fair to distribute different types of consideration to the Unaffiliated Shareholders and to Ivy Acquisition, as the Plan of Dissolution contemplates, subject to the consummation of the transactions contemplated by the Stock Purchase Agreement. Putnam Lovell delivered its opinion dated August 28, 2002 to the Company’s Board of Directors to the effect that as of that date and based upon the assumptions made, matters considered and limitations on the review described in their written opinion, the consideration to be paid by Purchaser pursuant to the transaction is fair, from a financial point of view, to the Company’s shareholders as of the date of such opinion and the consideration to be received by the Unaffiliated Shareholders pursuant to the transaction is fair, from a financial point of view, to such shareholders as of the date of such opinion. Putnam Lovell’s opinion was provided for the information of the Company’s Board of Directors and does not constitute a recommendation to any shareholder with respect to any matter relating to the proposed Plan of Dissolution.

Abandonment; Amendment (see page 55)

      If the Plan of Dissolution is approved by the holders of a majority of the Company’s common stock, shareholders of the Company may amend or abandon the Plan of Dissolution prior to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. To amend or abandon the Plan of Dissolution prior to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, shareholders holding a majority of the voting power of the Company must approve a proposal amending or revoking the Plan of Dissolution at a properly convened meeting of shareholders or by the written consent of a majority of the holders of the Company’s common stock. In addition, prior to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, in the event that the Stock Purchase Agreement is terminated, the Plan of Dissolution will be abandoned without further approval by shareholders holding a majority of the voting power of the Company.

      The Company’s Board of Directors may also amend and modify the Plan of Dissolution to conform with the laws of the State of Delaware, if the Company’s Board of Directors deem it in the best interests of the Company and its shareholders to do so.

      Pursuant to the terms of the Voting, Support and Indemnification Agreement, Parent has agreed to cause Ivy Acquisition, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution and the accompanying resolution.

Payment of the Plan of Dissolution Distributions (see page 56)

      On the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange (the “Final Record Date”) (See “The Plan of Dissolution — Listing of the Company’s Common Stock”), CIBC Mellon Trust Company, which the Company has designated to act as paying agent, will deliver to each of the Company’s shareholders of record on the Final Record Date, a Letter of Transmittal with instructions indicating how to inform the paying agent of the proper address at which the shareholder will receive the Payment to which the shareholder will be entitled upon the consummation of the Plan of Dissolution. You should follow the procedures described in such letter of transmittal and complete and sign the Substitute Form W-9 or Substitute Form W-8BEN, as applicable, included as part of the letter of transmittal, and return such form to the paying agent in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent. See “Summary — The Plan of

Dissolution — Material Canadian Tax Consequences,” “Summary — The Plan of Dissolution — Material U.S. Federal Income Tax Consequences,” “Special Factors — Material Canadian Tax Consequences” and “The Plan of Dissolution — Material U.S. Federal Income Tax Consequences.”

      Immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company will file a certificate of dissolution with the Secretary of State of the State of Delaware to dissolve the Company.

      Upon filing of the certificate of dissolution with the Secretary of State of the State of Delaware, the Company will instruct the paying agent to mail to you a letter advising you of the effectiveness of the Plan of Dissolution, as well as payment in the amount of the Payment multiplied by the number of shares of the Company’s common stock that you hold of record on the date of such filing.

      In the event that the Unaffiliated Shareholders or Ivy Acquisition are entitled to a post-closing payment, the Company will distribute such per share payment to the holders of record, as of the date of the filing of the certificate of dissolution.

      No interest will be paid or accrued on any distribution pursuant to the Plan of Dissolution.

Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement (see page 57)

      Following approval of the Plan of Dissolution by the holders of a majority of the Company’s common stock and the filing of a certificate of dissolution with the Secretary of State of the State of Delaware immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company’s activities will be limited to winding up its affairs including the transactions contemplated by the Stock Purchase Agreement, taking such action as may be necessary to preserve the value of the Company’s assets and distributing the Company’s assets in accordance with the Plan of Dissolution.

Assumed Liabilities (see page 57)

      Pursuant to the Plan of Dissolution, Ivy Acquisition will assume all of the Company’s liabilities as of the effective date of the Plan of Dissolution.

Satisfaction of Liabilities; Contingency Reserve (see page 57)

      Under the General Corporation Law of the State of Delaware (“DGCL”), the Company is required, in connection with the Company’s dissolution, to pay or provide for payment of all of the Company’s liabilities and obligations. Following approval of the Plan of Dissolution by the holders of a majority of the Company’s common stock, all liabilities of the Company will be assumed by Ivy Acquisition pursuant to the terms of the Plan of Dissolution. The Company does not currently expect to set aside a contingency reserve (“Contingency Reserve”) in cash and other assets which the Company believes to be adequate for payment of such liabilities because they will be assumed by Ivy Acquisition.

      After the closing of the transactions contemplated by the Stock Purchase Agreement, Parent will have ongoing obligations to indemnify certain losses, if any, of Purchaser in connection with the Stock Purchase Agreement. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Indemnification.”

Final Record Date (see page 58)

      The Company will close its stock transfer books and discontinue recording transfers of shares of its common stock, except by will, intestate succession or operation of law, on the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange certificate of dissolution with the Secretary of State of the State of Delaware.

Listing of the Company’s Common Stock (see page 58)

      The Company’s common stock is currently listed for trading on the Toronto Stock Exchange. The Company will seek to deregister as a reporting company under the 1934 Act and also delist its common stock from the Toronto Stock Exchange approximately two business days after the effective date of a certificate of dissolution filed with the Secretary of State of the State of Delaware, which we expect will occur immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement. Upon the effectiveness of the deregistration, the Company will no longer be subject to the provisions of the 1934 Act. Upon the effectiveness of the delisting, a public market for the Company’s common stock can not be expected to exist.

Appraisal Rights (see page 58)

      The Company’s shareholders are not entitled to appraisal rights for the shares of the Company’s common stock that they own in connection with the transactions contemplated by either the Plan of Dissolution or the Stock Purchase Agreement.

Material Canadian Tax Consequences (see page 48)

      Generally, the distribution made pursuant to the Plan of Dissolution to the Company’s Unaffiliated Shareholders who are subject to tax in Canada will be treated for Canadian income tax purposes as proceeds of disposition of their shares. Such persons who hold their shares of the Company’s common stock as capital property will realize a capital gain (or capital loss) equal to the amount by which their proceeds of disposition (measured in Canadian currency) less any reasonable costs of disposition exceed (or are less than) the adjusted cost base of their shares. One-half of any capital gain (a “taxable capital gain”) will be included in computing income and one-half of any capital loss may be deducted against other taxable capital gains realized in the year or deducted against other taxable capital gains realized in other years in the circumstances and to the extent specified by the Income Tax Act (Canada). See “Special Factors — Material Canadian Federal Income Tax Consequences”, beginning on page 48.

Material U.S. Federal Income Tax Consequences (see page 49)

      Generally, the distribution to the Company’s shareholders pursuant to the Plan of Dissolution will be taxable for U.S. federal income tax purposes for the Company’s U.S. shareholders and you will recognize taxable gain or loss in the amount of the difference between US$4.05 (subject to a possible increase under the Stock Purchase Agreement) and the adjusted tax basis for each share of the Company’s common stock owned by a U.S. shareholder. Generally, the Company’s non-U.S. shareholders will not be subject to U.S. federal income tax on gain realized as a result of the distribution of cash proceeds the Company intends to make pursuant to the Plan of Dissolution. See “Special Factors — Material U.S. Federal Income Tax Consequences,” beginning on page 49.

CAUTIONARY STATEMENT CONCERNING

FORWARD-LOOKING STATEMENTS

      Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or as of the date of such other documents. Actual results may differ materially from those contemplated in forward-looking statements and projections. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ability of the Company to effect the Plan of Dissolution, the uncertainty as to whether the conditions to closing set forth in the Stock Purchase Agreement will be satisfied, the effects on the Company if the Plan of Dissolution is not completed, the uncertainty as to what distributions shareholders will receive if the Plan of Dissolution is effectuated, the effect that a delay of adoption of the Plan of Dissolution might have on the distribution, and other risk factors detailed in the Company’s Securities and Exchange Commission filings, including the Company’s Form 10-K for the year ended March 31, 2002 and the Company’s Form 10-Q for the quarter ended June 30, 2002. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

      The tables below show selected consolidated financial information for the Company as of and for each of the five years in the period ended March 31, 2002 and of the three months ended June 2001 and 2002, respectively. The selected consolidated financial data have been derived from the Company’s consolidated financial statements. The following data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s Consolidated Financial Statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The selected financial data as of and for the three-month periods ended June 30, 2001 and 2002 are derived from the Company’s unaudited financial statements. Such unaudited financial statements include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the information set forth herein. Operating results for the three months ended June 30, 2002 are not necessarily indicative of the results to be expected for the year ending March 31, 2003. (Note: all figures are in U.S. dollars except where otherwise stated.)

						As of and for the
						Three Months
	As of and for the Years Ended March 31,					Ended June 30,

	2002	2001	2000	1999	1998	2002	2001

	(In thousands, except per share amounts and ratios)					(Unaudited)
Revenues	$27,498	$52,147	$63,506	$66,256	$65,096	$5,336	$9,035
Net (loss) income	(485)	2,174	5,678	8,318	9,526	(526)	430
Per Common Share:
Net (loss) income — basic	(0.03)	0.12	0.30	0.43	0.51	(0.03)	0.02
Net (loss) income — diluted	(0.03)	0.12	0.30	0.43	0.49	(0.03)	0.02
Dividends declared and paid	0.02	0.02	0.00	0.00	0.00	0.00	0.00
Book value	3.05	3.05	2.97	2.71	2.30	3.02	3.07
Ratio of earnings to fixed charges(1)	(0.7)	10.1	43.1	20.1	24.2	(9.1)	9.0

	At March 31,					At June 30,

	2002	2001	2000	1999	1998	2002	2001

	(In thousands)					(Unaudited)
Total Net Assets Under Management	$2,792,999	$3,666,948	$7,028,003	$4,768,271	$5,246,088	$2,332,460	$3,646,806

	At March 31,					At June 30,

	2002	2001	2000	1999	1998	2002	2001

	(In thousands)					(Unaudited)
Total Assets	$60,951	$61,894	$62,795	$67,767	$61,925	$58,676	$61,553
Total Liabilities	$4,015	$4,638	$7,502	$15,694	$18,475	$2,348	$4,009

Stockholders’ Equity	$56,936	$57,256	$55,293	$52,073	$43,450	$56,328	$57,544

(1)	For the year ended March 31, 2002 and the three months ended June 30, 2002, earnings are insufficient to cover fixed charges as evidenced by a less than one-to-one coverage ratio as shown above. Additional earnings of approximately $580,000 and $765,000 were necessary for the year ended March 31, 2002 and the three months ended June 30, 2002, respectively, to provide a one-to-one coverage ratio.

MARKETS AND MARKET PRICE

      The Company’s common stock is traded on the Toronto Stock Exchange under the ticker symbol MCI.

      The following table sets forth the high and low per share sales prices for the Company’s common stock in U.S. dollars for the Company’s 2002 and 2001 fiscal years and the most recent quarters ended June 30, and September 30, 2002. The prices were obtained from the Toronto Stock Exchange in Canadian dollars and translated at each respective days’ spot rate to U.S. dollars.

	2002 Fiscal Year				2001 Fiscal Year

Quarter	High		Low		High		Low

April–June	US$	5.77	US$	4.28	US$	6.48	US$	4.76
July–September		5.15		2.54		5.73		4.98
October–December		3.60		2.45		6.15		4.11
January–March		4.49		3.41		5.98		4.19

	2003 Fiscal Year

Quarter	High		Low

April-June	US$	4.52	US$	3.56
July-September	US$	4.26	US$	2.86

Limited Public Trading Market

      There are approximately                registered shareholders of the Company. As of            , 2002, Ivy Acquisition was the primary shareholder holding 15,987,910 shares, or approximately 85.7% of the Company’s common stock.

      The shares of the Company’s common stock have been thinly traded. The very small number, by market standards, of shares of the Company’s common stock held by shareholders other than Ivy Acquisition may have an adverse impact on liquidity and trading of the shares.

Dividends

      Commencing in fiscal year 2001, the Company began paying a semi-annual cash dividend to the Company’s shareholders in the amount of US$0.01 per common share. Total common share dividends paid during the Company’s fiscal year ended March 31, 2002, totaled approximately US$374,000.

THE SPECIAL MEETING

General

      This proxy statement is being furnished to provide you with information regarding the solicitation of proxies by the Company’s Board of Directors for use at the special meeting.

      At the special meeting, the Company’s shareholders will be asked:

1. to approve and adopt the Plan of Dissolution of the Company in connection with the sale of the Company to Purchaser, substantially in the form of Appendix A attached hereto, including the dissolution of the Company contemplated thereby, and the resolution of the Company’s Board of Directors adopted in connection therewith; and

2. to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Record Date and Voting Information

      Holders of record of the Company’s common stock as of the close of business on the record date, which is October      , 2002, are entitled to vote at the special meeting. Beneficial owners as of the record date whose shares are held in an account at a brokerage firm or bank will receive instructions from their broker or bank describing how to vote their shares. A list of shareholders eligible to vote at the special meeting will be available for inspection at the special meeting and for a period of ten days prior to the special meeting during regular business hours at the offices of Mackenzie Financial Corporation, 150 Bloor Street West, Toronto, Ontario. You are entitled to one vote for each share of common stock you hold.

      The holders of a majority of the common stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting and abstentions and broker non-votes will have the effect of negative votes. Parent has agreed to cause Ivy Acquisition, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution.

Purpose of the Special Meeting

      The specific proposals to be considered and acted upon at the special meeting are summarized in the accompanying notice of special meeting of shareholders. Each proposal is described in more detail in this proxy statement.

Board Recommendation

      The Company’s Board of Directors has adopted a resolution approving the Plan of Dissolution and recommends that you vote FOR approval and adoption of the Plan of Dissolution and the accompanying resolution.

Proxies; Revocation

      After you have carefully read this document, indicate on your proxy card how you want to vote. Sign, date and mail the proxy card in the enclosed prepaid return envelope as soon as possible, so that your shares may be represented and voted at the special meeting. When you cast your vote using the proxy card you may appoint Keith J. Carlson and Beverly Yanowitch, or another person or company (who need not be a shareholder), as your representatives, or proxies, at the special meeting. They will vote your shares at the special meeting as you have instructed them on the proxy card. Accordingly, if you send in your proxy card, your shares will be voted whether or not you attend the special meeting. If any matters other than the adoption the Plan of Dissolution are properly presented for consideration at the special meeting (including an adjournment or postponement of the special meeting) and such matters were unknown to the Company a reasonable time before the solicitation, your proxy will vote, or otherwise act, on your behalf in accordance with their judgment on such matters. The Company’s Board of Directors knows of no other business to be presented at the special meeting.

      If you do not submit a proxy or instruct your broker to vote your shares, and you do not vote in person at the special meeting, the effect will be the same as if you voted AGAINST the adoption of the Plan of Dissolution. If you submit a proxy without specifying the manner in which you would like your shares to be voted, your shares will be voted FOR adoption of the Plan of Dissolution and the accompanying resolution. However, if your shares are held in street name, your broker will leave your shares unvoted unless you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. This ensures that your shares will be voted at the special meeting. An abstention or share not voted because your broker lacks the authority to vote that share will have the same effect as a vote AGAINST adoption of the proposal.

      You can change your vote at any time before your proxy is voted. To change your vote:

1. send a written notice stating that you would like to revoke your proxy to CIBC Mellon Trust Company, transfer agent of the Company, at 320 Bay Street, P.O. Box 1, Toronto, Ontario M5H 4A6, not less than 48 hours before the special meeting;

2. send a later-dated, signed proxy card to CIBC Mellon Trust Company, transfer agent of the Company, at 200 Queens Quay East, Unit 6, Toronto, Ontario, MSA 4K9, Attn: Proxy Department, not less than 48 hours before the special meeting; or

3. attend the special meeting and vote in person. Merely attending the special meeting, without voting in person, will not revoke any proxy previously delivered by you.

Expenses of Proxy Solicitation

      The Company will bear the cost of the solicitation of proxies from its shareholders and the cost of printing and mailing this proxy statement. In addition to solicitation by mail, the Company’s directors, officers and employees may contact the Company’s shareholders to solicit their proxies. Those directors, officers and employees will not be paid any additional compensation for doing so.

SPECIAL FACTORS

Background

      During May and June of 2001, the Company’s senior management and Parent conducted an internal review of the Company’s business and operations in particular focusing on the likely future prospects and viability of the Company’s businesses. There were a number of factors that contributed to the decision to conduct the internal review, including, among other things, the deteriorating financial condition of the Company, the small scale of the Company’s business and narrow product line that made it a niche player in the U.S. mutual fund marketplace, exposure of the Company’s assets to financial markets that were performing poorly combined with the Company’s relatively poor fund performance, net redemptions in the Ivy Fund assets and general industry trends. The Company’s senior management frequently updated the Company’s Board of Directors concerning the status of the review.

      During May 2001, the Company’s Board of Directors contacted representatives of Dechert to discuss their representation of the Company in connection with any proposed transaction.

      In June 2001, the Company’s Board of Directors discussed (i) the possible engagement of an investment bank as a financial advisor for the purpose of evaluating strategic alternatives and to advise the Company’s Board of Directors in this regard and (ii) certain strategic partners that the Company’s senior management had identified as potentially having an interest in the Company. The Company’s senior management contacted various investment banks and the Company’s Board of Directors reviewed and directed such contacts. On July 19, 2001, the Company’s Board of Directors contacted representatives of Putnam Lovell to discuss their possible engagement in connection with such an assignment. On August 13, 2001, representatives of Putnam Lovell presented that firm’s credentials to the Company’s Board of Directors along with general background on the mergers and acquisitions environment for mutual fund companies. On August 24, 2001, the Company retained Putnam Lovell to provide financial advisory and investment banking services in connection with the exploration of strategic alternatives and potential transactions that might result therefrom. In the Company’s initial discussions with Putnam Lovell, the Company’s senior management and Board of Directors indicated that any strategic transaction must be fair to all of the Company’s shareholders, including the Unaffiliated Shareholders, and all shareholders of the Ivy Fund, and could necessitate the delivery of a fairness opinion to the Company by Putnam Lovell in regards to such potential transaction.

      In order to facilitate the exploration of strategic alternatives for the Company, the Company’s senior management and Putnam Lovell decided upon certain criteria to select a potential strategic partner, which included, among other things, (i) a sizable investment operation with a proven high quality track record and a broad and deep pool of investment capability encompassing multiple disciplines, (ii) relevant acquisition experience, (iii) an interest in adding retail investment products, particularly international equities, (iv) an interest in enhancing its distribution network through the acquisition of a distribution capability similar to that of the Company, (v) a desire to build economies of scale with its current products through the acquisition of similar product sets, (vi) an interest in entering the Canadian marketplace through a subadvisory relationship with Parent and (vii) the potential for broadening the Ivy Fund product line. Based upon such criteria, Putnam Lovell and the Company’s senior management reviewed a list of candidates that might be expected to meet all or as many as possible of such criteria and have an interest in engaging in a strategic transaction with the Company.

      In contemplating the possible sale of the Company, the Board of Directors of the Company recognized that a wholly-owned subsidiary of the Company currently provides subadvisory services to fifteen mutual funds sold in Canada and managed by Parent. The subadvisory agreement governing this relationship contains a termination right whereby Parent can terminate the agreement on 90 days prior written notice without any further payment required by Parent.

      The revenue earned by the Company from this agreement represented 32% of total Company revenues for the three months ended September 30, 2002. The Board of Directors believed that this revenue was taken into account and reflected in the price that Company shares traded on the Toronto

Stock Exchange. However, in seeking a buyer for the Company, it became evident that unless Parent offered a longer term agreement and more favorable termination rights, no buyer would pay additional consideration for the subadvisory business. Parent would only consider offering these concessions if a potential buyer had the required investment capability expertise, infrastructure and track record and an interest in entering the Canadian marketplace through a subadvisory relationship with Parent.

      Therefore, in order to ensure that the Unaffiliated Shareholders received fair consideration for this source of revenue to the Company, the Company sought a potential buyer that had the appropriate qualifications and an interest in entering the Canadian marketplace through a subadvisory relationship with Parent. Further, where the relevant qualifications were met, Parent was prepared to offer concessions whereby the ongoing revenue to the acquirer would be as great or greater than what was earned by the Company prior to any proposed transaction for a longer guaranteed term and otherwise on ordinary commercial terms that offered no additional benefit or advantage to Parent.

      On September 13, 2001, the Company’s Board of Directors held a special meeting to review a preliminary list of potential transaction candidates and discuss the positive and negative features of each such candidate. Representatives of Putnam Lovell gave a presentation regarding the proposed timeline of a transaction, preliminary business findings on the Company, including the Company’s declining sales and revenues, increased redemption levels, and the strengths and weaknesses of the Company’s current business position, and a marketing strategy for the transaction, which included, among other things, a list of potential candidates for a possible transaction. Based upon such review and the criteria developed with Putnam Lovell above, the Company’s Board of Directors narrowed to six the list of potential transaction candidates which the Board of Directors deemed to present the best opportunity to provide maximum value for the Company’s shareholders, including the Unaffiliated Shareholders.

      In October 2001, the Company’s Board of Directors held a special meeting to discuss the transaction process and the role of the Company’s senior management in such process. The Company’s senior management then briefed the Board of Directors on all previous discussions with Putnam Lovell and the process for initial discussions with the six parties identified at the September 13, 2001 special meeting. The individuals that the Board of Directors designated to hold discussions with potential transaction candidates were Keith J. Carlson, President and Chief Executive Officer and a director of the Company, James L. Hunter, a director of the Company and President and Chief Executive Officer of Parent, David B. Feather, Executive Vice President, Marketing, of Parent and Samuel T. London, a consultant to Parent.

      From October 2001 through February 2002, representatives of the Company’s senior management or Putnam Lovell, on behalf of the Company, held a number of discussions and in-person meetings with the six candidates to assess the level of interest of each in pursuing one or more strategic alternatives. Putnam Lovell executed confidentiality agreements with each candidate to ensure the confidentiality of all non-public company-specific information provided to it.

      As a result of this process, three outside parties, including Purchaser, expressed an interest in exploring a possible business combination with the Company. From December 2001 through February 2002, these three parties submitted preliminary acquisition proposals. In addition, a confidentiality agreement was executed and a proposal submitted by two employees of the Company acting in concert with an unrelated financial services company.

      The first bidder submitted its proposal on December 3, 2001. Discussions with the first bidder were discontinued in March 2002 as a result of a number of factors. The two principal reasons were that the first bidder insisted on immediate exclusivity and had a pre-existing subadvisory relationship with Parent which, the Company believes, led it to approach the potential transaction with the Company as a renegotiation of the fee rates in the pre-existing relationship. This effectively meant that a transaction with the first bidder would not have focused solely on the proposed transaction with the Company, and as a result, would have been significantly more difficult to negotiate successfully than a transaction with other bidders. In addition, the proposal left the Company with significant exposure to severance and potential lease termination liabilities that would arise in the event of a transaction which the first bidder was not willing to assume.

      The second bidder submitted a proposal on February 22, 2002 for the purchase of the Ivy Fund business in exchange for an upfront payment and a payment, contingent on Ivy Fund asset levels, payable three months after closing. In addition to making a substantial portion of the consideration contingent, the proposal was structured as a sale of certain assets of the Company, which would potentially have provided for less favorable tax treatment to the Company’s shareholders. Moreover, the second bidder’s proposal contemplated closing all of the Company’s operations in Florida, which presented severance and lease termination issues for the Company that would have negatively impacted the consideration received by all of the Company’s shareholders, including the Unaffiliated Shareholders. The second bidder’s proposal also failed to offer definitive terms related to the acquisition of the Company’s subadvisory business.

      The third bidder, Purchaser, submitted a proposal for the acquisition of the Company on February 19, 2002. The transaction was structured as a sale of the Company’s stock with consideration to be paid at closing. However, significant terms in the proposal were undefined. Most importantly, the proposal was silent on the assumption of the Company’s lease and severance liabilities. The proposal suggested consideration of US$34 million, based on the Company’s projected 2002 EBITDA as estimated at the time of initiation of the transaction process in the third quarter of 2001, plus the value of excess working capital on the Company’s balance sheet.

      Between March 10, and March 13, 2002, the second bidder began to conduct due diligence sessions with the Company in the expectation of submitting a revised proposal. On April 5, 2002, the second bidder submitted a revised proposal which increased the maximum achievable consideration above the amount in the second bidder’s original proposal, but required the Company to enter into an exclusivity arrangement for a period of ninety days and extended the time period at the end of which the contingent payment portion of the consideration would be paid from three months to one year after closing. The second bidder’s proposal lacked definitive terms for acquisition of the Company’s subadvisory business, left the Company with exposure to significant transaction-related liabilities relating to the closure of the Company’s Florida operations discussed above and was still structured as an asset sale, which would potentially have provided for less favorable tax treatment to the Company’s shareholders. The Company’s senior management discussed with the second bidder the Company’s desire to enter into a transaction structured as a stock sale, but the second bidder reiterated that it was not prepared to alter its proposed transaction structure at that time. The Board of Directors of the Company and the Company’s senior management noted the various open issues with the second bidder, and the lack of progression, in particular with respect to the structure of the transaction as a sale of assets with a portion of the purchase price contingent on future events and the failure to ascribe definitive value to the Company’s subadvisory business, from the second bidder’s initial proposal.

      A proposal was submitted by two employees of the Company on April 15, 2002. However, the Company’s Board of Directors determined that the offer was significantly less desirable than the proposals made by the three outside parties. The primary reasons were that financing for the proposed transaction was uncertain, the proposal suggested acquisition of only the Ivy Funds management business and the large majority of the consideration was structured to be paid over ten years.

      During April 8 and April 9, 2002, Purchaser conducted due diligence on the Company and subsequently, Purchaser held discussions with Parent concerning the Company’s subadvisory business. During the same time period, Putnam Lovell and the Company communicated with representatives of Purchaser and indicated that although the Company was interested in a transaction of the type proposed by Purchaser, the Board of Directors of the Company felt that certain terms of Purchaser’s initial proposal would have to be revised and clarified. It was emphasized that the Company expected Purchaser to assume the lease and severance liabilities of the Company. Confirmation of the actual consideration was also sought because the initial proposal contemplated pricing as a multiple of projected EBITDA of the Company.

      As a result, from April 15 through 17, 2002, Purchaser and senior management conducted a negotiation session that was followed by several conversations and meetings during May 2002 and on May 28, 2002, they finalized a first draft of a term sheet which clarified the transaction terms and addressed certain of the Company’s concerns with Purchaser’s initial proposal. The term sheet suggested consideration of $45 million plus the value of excess working capital on the Company’s balance sheet and assumption of lease and severance liabilities of the Company by Purchaser.

      Also on May 1, and June 5, 2002, the Company’s senior management met with representatives of the second bidder to discuss its revised proposal and specifically focused on the inclusion of a subadvisory relationship between the second bidder and Parent after the closing of the transaction, with an expectation of an appropriate valuation thereof. The discussions resulted in progress on the issue of the second bidder’s subadvisory capabilities and willingness to entertain a subadvisory relationship, but not on the remaining issues with the second bidder’s proposal discussed above.

      In June 2002, the Company’s senior management and Putnam Lovell continued discussions with Purchaser with a goal of finalizing a term sheet. The significant areas of discussion included mechanisms for adjustments to the purchase price based on changes in Ivy Fund assets prior to closing, definitions to determine balance sheet value and the structure of subadvisory fee arrangements. A revised term sheet was circulated between the Company, the Company’s representatives and Purchaser on June 12, 2002 and was finalized on June 25, 2002. Throughout June and July 2002, drafts of the definitive agreements were circulated and negotiated among the Company and Purchaser. Significant points of negotiation still included the extent of the purchase price adjustment due to change in Ivy Fund assets, the extent and scope of representations and warranties, a proposed merger structure which did not permit the Company to maximize payment to the Unaffiliated Shareholders, the ability of Purchaser to terminate any transaction based upon a general stock market decline of at least 15% or if the Company’s assets under management fell below a certain level and certain key terms related to a proposed subadvisory and marketing agreement with Parent.

      In July 2002, the members of the Company’s Board of Directors discussed with representatives of Dechert the qualifications and prior contacts with the law firm of Richards, Layton and Finger (“Richards Layton”). Representatives of Dechert confirmed that they had discussed independence issues with Richards Layton, and that Richards Layton had stated their view that they could provide independent counsel to the Company’s Board of Directors. After such discussion, the Company’s Board of Directors determined to retain Richards Layton as Delaware counsel to the Company.

      At a special meeting of the Board of Directors on July 9, 2002, the Company’s senior management informed the Board of Directors of the progress in negotiations with Purchaser and expressed optimism that a transaction could be completed with Purchaser. The Company’s senior management also described discussions with the second bidder concerning the potential subadvisory agreement and the lack of progress on the other remaining issues. The Company’s Board of Directors discussed the advisability of pursuing a possible sale transaction with Purchaser and recommended that Putnam Lovell and the Company’s senior management continue negotiations with Purchaser. Putnam Lovell informed the Board of Directors that it could timely deliver a fairness opinion with respect to the proposed transaction with Purchaser, all other things being equal, upon the finalization of definitive transaction documents with Purchaser and if circumstances regarding the offer and that of the second bidder were otherwise unchanged.

      On July 23, 2002, Purchaser revised its proposal by significantly reducing the purchase price from US$45 million to US$21 million, plus the value of excess working capital, and revising the purchase price adjustment formula because of the general decline in the financial markets and the related decline in Ivy Fund assets between March 31, 2002 (approximately US$1 billion as of March 31, 2002) and July 2002 (approximately US$740 million as of July 22, 2002). The Company’s Board of Directors and senior management discussed the reduction and decided that the reduced purchase price and the proposed revision in the purchase price adjustment formula rendered the proposal not adequate. Therefore, in order to achieve the best possible value for the Company’s shareholders, including the Unaffiliated Shareholders, and the shareholders of the Ivy Funds, the Company’s Board of Directors recommended that the Company’s senior management continue negotiations with the second bidder which had recently indicated a willingness to modify the structure of the proposed transaction and to increase their offer in order to ascribe value to the subadvisory relationship with Parent in response to concerns expressed by the Company’s senior management with the second bidder’s prior proposal.

      On July 23, 2002, the second bidder submitted a proposal to acquire the entire Company and subsequently conducted additional due diligence on the Company during August 5, 2002 through August 7, 2002. The transaction structure as envisaged in the proposal was similar to a dissolution of the Company followed by a purchase by the second bidder of all the capital stock of a surviving entity. This structure potentially provided for more favorable tax treatment for the Company’s shareholders than an asset sale and substantially improved the quality of the second bidder’s proposal. In addition, the second bidder agreed to value a subadvisory relationship between itself and Parent, thereby providing an increased purchase price to all the Company’s shareholders. As such, the revised proposal by the second bidder resolved many of the issues of concern that the Company had with the second bidder’s earlier proposals. The consideration in the revised proposal was approximately US$23 million, which was higher than in the prior proposals, and depended on Ivy Fund asset levels at the time of closing, plus the value of the Company’s net tangible assets, minus the Company’s severance and lease liabilities which would not have been assumed by the second bidder. However, the revised proposal provided for (i) purchase consideration that was still lower than the consideration in Purchaser’s June 25, 2002 term sheet, (ii) indemnification by Parent which was not, in the opinion of the Company, commercially reasonable, (iii) representations and warranties which were not, in the opinion of the Company, commercially reasonable and (iv) closure of all of the Company’s operations in Florida, which presented severance and lease termination issues for the Company that reduced the consideration that would have been received by all of the Company’s shareholders, including the Unaffiliated Shareholders.

      At a special meeting of the Board of Directors on July 30, 2002, Putnam Lovell and senior management of the Company reviewed the status of negotiations with Purchaser and the second bidder and summarized unresolved issues for the Board of Directors. At this meeting, the Board of Directors discussed at length the proposed price, as well as the other terms and conditions of the proposed transactions with Purchaser and the second bidder. The Company’s senior management then summarized the second bidder’s requirement that any proposal for the acquisition of the Company would require an exclusivity arrangement for a period of ninety days. The Board of Directors carefully considered the advisability of granting the second bidder an exclusivity period and after discussion and consultation with its financial and legal advisors, the Board of Directors viewed the open issues in the revised proposal from the second bidder as significant and decided not to enter into an exclusivity arrangement mandated by the revised second bidder’s proposal unless and until certain key issues were resolved. Subsequent to the update provided by Putnam Lovell and senior management of the Company, the Board of Directors discussed each of the two bidders in detail, including the desire and ability each might have to complete a sale transaction from a financial perspective and otherwise. After the discussion, the Board of Directors determined that the latest proposals from both Purchaser and the second bidder each contained significant open issues and that the best course of action for the Company was to pursue negotiations with both parties in order to provide the maximum potential value for the Company’s shareholders including the Unaffiliated Shareholders, and the shareholders of the Ivy Funds. After such discussion, the Board of Directors confirmed that Dechert and senior management should continue the negotiation of definitive agreements with Purchaser and the second bidder on the terms presented to the Board of Directors with the purpose of narrowing the open issues with regards to each proposal.

      During August 2002, the Company, Purchaser and their respective legal counsel continued negotiating the terms of the Stock Purchase Agreement and related documents. Agreement was reached on the structure of the transaction, the extent and scope of the representations and warranties and certain closing conditions. Also, the adjustment to the purchase price due to the decline in Ivy Fund assets was finalized at a level that was significantly higher than Purchaser’s proposed reduction in the purchase price and the purchase price adjustment formula which the Company received in late July 2002. At the agreed upon price of US$30 million subject to Ivy Fund asset levels at closing, plus the value of excess working capital of the Company, the Purchaser’s consideration was higher than that of the second bidder.

      Negotiations occurred simultaneously with the second bidder, and drafts of transaction agreements were exchanged. Significant points of negotiation with the second bidder included the timing of closing and the extent and scope of the indemnification provisions. A transaction with the second bidder may have closed after the end of 2002, prompting non-optimal tax treatment of operating losses incurred during the Company’s final tax reporting period. In addition, the Company was not able to agree with the second bidder on indemnification issues. Owing to the lack of progress in the negotiations with the second bidder, the Company’s Board of Directors and senior management determined that further negotiations were unlikely to result in a transaction more favorable to the Company and its shareholders.

      The Company, Purchaser and their respective legal counsel completed definitive agreements on August 27, 2002. Senior management viewed the agreements with Purchaser as substantially superior to those expected to result from the negotiations taking place with the second bidder. The transaction with Purchaser yielded greater consideration for each shareholder of the Company, including the Unaffiliated Shareholders, than that in the offer made by the second bidder. Purchaser also agreed to assume all liabilities of the Company, including those related to the lease premises and any severance obligations which may arise. This provided substantial benefit to the Company and to all of the Company’s shareholders, including the Unaffiliated Shareholders. The proposal from Purchaser also contained commercially reasonable representations and warranties and indemnification provisions in the Stock Purchase Agreement and related agreements thereby making the transaction with Purchaser more attractive than the second bidder’s proposal. Lastly, the transaction with Purchaser provides for the greater certainty of closing the transaction by the end of 2002 than the second bidder’s proposal.

      On August 28, 2002, the Company’s Board of Directors held a special meeting to discuss the sale of the Company at which Dechert and Putnam Lovell participated. Representatives of Putnam Lovell described the process of exploring strategic alternatives in detail, including the various proposals received and the process which produced the final proposals from Purchaser and the second bidder. The Company’s Board of Directors questioned Putnam Lovell concerning the course and status of Putnam Lovell’s and the Company’s senior management’s discussions with Purchaser and the other remaining bidder. Representatives of Dechert and senior management summarized for the members the results of negotiations that had occurred since the preceding board meeting and the corresponding changes made to the proposed acquisition documents, including the current structure of the transaction as a dissolution followed by a stock purchase.

      Representatives of Putnam Lovell gave a detailed presentation regarding their views and analysis of the various aspects of the proposed transaction, including the consideration payable in the proposed transaction. At the conclusion of their presentation, Putnam Lovell delivered its fairness opinion to the Company’s Board of Directors that the consideration to be paid by Purchaser pursuant to the transaction is fair, from a financial point of view, to the Company’s shareholders as of the date of such opinion and the consideration to be received by the Unaffiliated Shareholders pursuant to the transaction is fair, from a financial point of view, to such shareholders as of the date of such opinion.

      Messrs. Broadfoot, Carlson, Dilworth, Hunter, Lovatt and McKichan are directors of the Company and are also directors and/or executive officers of Parent, and/or directors or executive officers of either Parent, an affiliate of Parent, a subsidiary of the Company or the Ivy Fund, each of which may have different interests than the Company.

      After discussion and consideration, Messrs. Lill, Mostoff and Peers (the “independent directors”) unanimously determined that approval of the Stock Purchase Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders. In addition, subsequent to such approval by the independent directors, the Company’s entire Board of Directors unanimously adopted a resolution determining that approval of the Stock Purchase Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders.

      At a meeting held on September 10, 2002, the independent directors unanimously determined that approval of the Plan of Dissolution and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders. In addition, subsequent to such approval by the independent directors, the Company’s entire Board of Directors adopted a resolution determining that approval of the Plan of Dissolution and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders and recommended that the Company’s shareholders approve and adopt the Plan of Dissolution.

Fairness Opinion of Putnam Lovell

      The Board of Directors of the Company retained Putnam Lovell in August 2001, pursuant to a letter agreement dated August 24, 2001 (the “Engagement Letter”) to render financial advisory and investment banking services to the Company in connection with a potential business combination transaction and deliver, if requested, a fairness opinion in regards to such a transaction. No limitations were imposed by the Board of Directors of the Company on Putnam Lovell with respect to the investigations made or procedures followed by it in rendering its written opinion.

      Putnam Lovell is an investment banking firm focusing primarily on providing services to the investment management industry and, as part of its business, is continually engaged in the valuation of investment management businesses and their securities in connection with mergers and acquisitions, distributions of securities and similar activities.

      Pursuant to the Engagement Letter, on August 28, 2002, Putnam Lovell delivered its oral opinion to the Company’s Board of Directors, which was subsequently confirmed by its written opinion dated August 28, 2002. The opinion states that as of that date and based on and subject to the assumptions made, matters considered and limitations on the review set forth in the opinion, the consideration to be received by the Company’s shareholders in connection with the Stock Purchase Agreement is fair, from a financial point of view, to the Company’s shareholders, and that the consideration to be received by the Unaffiliated Shareholders in connection with the Plan of Dissolution is fair, from a financial point of view to the Unaffiliated Shareholders. The opinion opines as to the fairness as of that date only, and Putnam Lovell is not obligated to update its opinion. Events could occur which could result in a different valuation or conclusion if the opinion was reissued after that date. As of the date of this proxy statement, the Company’s Board of Directors does not believe that any such material change has occurred.

      The full text of Putnam Lovell’s opinion dated August 28, 2002, which sets forth among other things, assumptions made, general procedures followed, matters considered and limitations on the review undertaken, is attached as Appendix C and is incorporated in this proxy statement by reference. Putnam Lovell has consented to the inclusion of its opinion in this proxy statement. The Putnam Lovell opinion dated August 28, 2002, will be made available during regular business hours to any shareholder of the Company or representative so designated in writing for inspection and copying at the Company’s principle executive office, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432.

      The summary of Putnam Lovell’s opinion set forth below is qualified in its entirety by reference to the full text of such opinion. Shareholders of the Company are urged to read Putnam Lovell’s opinion in its entirety. Putnam Lovell’s opinion was prepared at the request and for the use of the Board of Directors of the Company in its consideration of the transaction. The opinion is directed to the fairness of the consideration to be received by the Company’s shareholders, from a financial point of view and does not address the underlying business decision to effect the transaction contemplated by the Stock Purchase Agreement and the Plan of Dissolution or the relative merits of any other business combination or strategy that the Board of Directors have considered; nor does it constitute a recommendation to any shareholder as to how they should vote upon or take any other action in connection with such transaction. Furthermore, Putnam Lovell did not negotiate any material portion of the Stock Purchase Agreement, the Plan of Dissolution or the transactions contemplated thereunder or recommend any amount of consideration to be paid pursuant to the Stock Purchase Agreement, the Plan of Dissolution or the transactions contemplated thereunder and only acted as an advisor to the Company.

      Putnam Lovell was not asked to opine and does not express any opinion as to: (i) the tax or legal consequences of the transactions contemplated by the Plan of Dissolution; (ii) the realizable value of the Company’s common stock or the prices at which the Company’s common stock may trade; and (iii) the fairness of any aspect of the transaction not expressly addressed in its fairness opinion.

      In connection with the preparation of its opinion, Putnam Lovell, among other things:

a.	reviewed certain available historical audited and unaudited financial statements and other information regarding the Company;

b.	reviewed the financial terms and conditions of the draft versions of the Stock Purchase Agreement dated August 26, 2002, the Sub-Advisory Agreement dated August 21, 2002, the Marketing Agreement dated August 16, 2002, the Trademark Agreement dated August 28, 2002, the Tax Matters Agreement dated August 27, 2002 and the Voting, Support and Indemnification Agreement dated August 27, 2002;

c.	reviewed and discussed with management of the Company and Parent certain information of a business and financial nature furnished to Putnam Lovell by them including financial analysis and projections of the Company’s businesses prepared by the management of the Company;

d.	compared the financial performance of the Company with certain other companies in the investment management industry that Putnam Lovell deemed to be relevant;

e.	considered the financial terms of selected recent business combinations of companies that Putnam Lovell deemed to be comparable, in whole or in part, to the transaction;

f.	made inquiries regarding and discussed the transaction and the Stock Purchase Agreement and other matters related thereto with the Company’s counsel;

g.	constructed a financial model to analyze the financial dynamics and sensitivity of the business plan and its impact on valuation; and

h.	performed such other analysis and examinations as Putnam Lovell deemed appropriate.

      In preparing its opinion, Putnam Lovell assumed and relied, without independent verification, upon the accuracy and completeness of the financial and other information supplied or otherwise made available to Putnam Lovell from public sources or by the Company or Parent and did not independently verify nor assume responsibility for verifying any such information. Putnam Lovell also assumed that no material changes occurred in the information reviewed between the date the information was provided and the date of the its opinion. Putnam Lovell neither obtained nor performed any independent valuation or appraisal of the assets or liabilities of the Company nor did it assume any responsibility for making or obtaining any independent valuations or appraisals. With respect to the financial projections and forecasts of the Company provided to Putnam Lovell, Putnam Lovell assumed that such financial projections and forecasts had been reasonably prepared and reflected the best available estimates and good faith judgments of the senior management of the Company and Parent at the time that the projections were prepared as to the future competitive, operating and regulatory environments and related financial performance of the Company and Putnam Lovell expressed no view with respect to such projections or forecasts or the assumptions on which they were based. The opinion is necessarily based on economic, market and other conditions as in effect on, and the information and agreements made available to Putnam Lovell as of the date of the opinion.

      The financial projections were prepared under market conditions as they existed as of approximately August 2002, and the Company’s management had confirmed to its Board of Directors that its projections had not changed materially since such date. The Company’s management does not intend to provide Putnam Lovell with any updated or revised financial projections in connection with the transaction. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of the Company, may cause the financial projections or the underlying assumptions to be inaccurate. As a result, the financial projections should not be relied upon as necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on such financial projections.

Analysis

      Among the analyses performed by Putnam Lovell were (i) discounted cash flow analysis of future after-tax operating cash flows, (ii) analysis of public valuations of a group of comparable publicly traded asset managers and (iii) analysis of acquisition multiples of comparable precedent transactions.

      The other analyses performed by Putnam Lovell included:

a.	a historical analysis of the Company’s net flows and assets, revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth over the period from fiscal 1997 to fiscal 2002 and first quarter of fiscal 2003;

b.	an analysis of the Company’s run-rate and adjusted run-rate financials;

c.	an analysis of the Company’s daily stock price and volume history for the period beginning August 23, 2000 and ending August 26, 2002;

d.	an evaluation of proposals received by the Company that included observations on consideration to be received by the Company, structure of transaction and key terms and issues; and

e.	an analysis of the subadvisory fee rates in the proposed subadvisory contract with Purchaser and the current subadvisory contract with the Company.

      The observations made by Putnam Lovell in analyzing the Company’s financial and market performance were as follows:

a.	The Company has experienced significant recent asset outflows with respect to the Ivy Fund and subadvised funds totaling $849 million in net outflows in fiscal year 2001 and $570 million in fiscal year 2002.

b.	Market appreciation of assets under management of the Company improved in fiscal year 2002 as compared to fiscal year 2001, but has been negative since fiscal year 2001.

c.	Total assets under management of the Company have declined at a compounded annual rate of 6% from fiscal year 1997 to fiscal year 2001. The annualized rate of decline increased to 42% during the fourth quarter of fiscal year 2002.

d.	Net operating revenues of the Company declined at a compounded annual rate of 2% from fiscal year 1997 to fiscal year 2001 with a decline of 43% from fiscal year 2001 to fiscal year 2002.

e.	EBITDA of the Company declined at a compounded annual rate of 24% from fiscal year 1997 to fiscal year 2001.

f.	On a run-rate basis, the Company’s EBITDA was negative. However, if the Company’s workforce was rightsized to reflect the current scale of operations and if the Ivy Fund family was streamlined, as per management estimates, EBITDA would be marginally positive.

g.	The Company’s stock price has exhibited a downward trend for two years. The 52-week average stock price per share as of August 26, 2002 was US$3.57 and the one week average stock price per share at that time was US$3.53.

      Discounted Cash Flow: Putnam Lovell estimated the Company’s Going Concern Value (“GCV”) (defined as the sum of equity value, plus short and long-term debt, less excess cash and investments) implied by the present value of projected future after-tax operating cash flows. After-tax operating cash flow was defined as operating earnings prior to depreciation, amortization, interest income and interest expense, but after taxes, capital expenditures, and changes in working capital requirements. The cash flows were based on financial projections provided by management as follows:

	Adjusted
	Run-Rate	Year 1	Year 2	Year 3	Year 4	Year 5

Net Revenues	$13,250	$14,443	$15,742	$17,159	$18,704	$20,387
% growth		9%	9%	9%	9%	9%
Operating Expenses	$12,298	$12,913	$13,558	$14,236	$14,948	$156,696
% growth		5%	5%	5%	5%	5%
EBITDA	$952	$1,530	$2,184	$2,923	$3,755	$4,691
margin	7%	11%	14%	17%	20%	23%
Net Income	$(815)	$(1,850)	$17	$512	$1,814	$2,438

      The financial projections are based on the following assumptions:

      Run-rate financials determined by applying fee rates to respective asset levels as of July 31, 2002 to determine fee-based revenues. Other revenues and expense items were determined by annualizing the respective revenues or expenses from April 1, 2002 to July 31, 2002.

•	Adjustments to run-rate financials include certain Ivy Fund mergers and restructuring of the workforce to reflect the need to right-size the business;

•	Adjusted run-rate net operating revenues of $13.25 million and run-rate operating expenses of $12.30 million as of July 31, 2002 were used as a starting point to project subsequent years growth;

•	Net operating revenues are assumed to grow at an annual rate of 9% over the five-year forecast period;

•	Operating Expenses are assumed to grow at an annual rate of 5% over the five-year forecast period;

•	Investment Income is assumed to increase at the revenue growth rate of 9% starting from a run-rate base of $819,000;

•	Amortization of Deferred Selling Commissions and Depreciation are held constant at the current run-rate base of $1,262,000 and $625,000, respectively. Amortization of Intangibles is held constant at current run-rate base of $1,242,000 until Year 4 as per the Company’s amortization schedule;

•	An extraordinary charge is incurred in Year 1 to reflect the cost of the Ivy Fund mergers and the severance paid due to workforce restructuring;

•	Tax rate is held constant at 40% of pre-tax income;

      •     Annual depreciation is assumed to offset capital expenditures; and

      •     Change in working capital is estimated at 25% of change in annual operating expenses.

      This analysis examined the range of implied GCV over a range of forecasted five-year growth rates of net operating revenues and assuming a range of discount rates. The range of net operating revenue growth rates used was 7% to 12% linear growth over the five year forecast period and was based upon discussions with the Company’s management as to their outlook for the business. The range of discount rates used was 12% to 18% and reflected current capital market conditions and risks associated with the Company’s business. In each case the estimated value of future cash flows beyond the five-year forecast period was estimated through applying a range of terminal multiples between 7x and 9x to the estimated EBITDA, less estimated Amortization of Deferred

Selling Commissions, in the fifth year of the forecast period. At a terminal multiple of 8x, the values yielded at various revenue growth rates and discount rates are as follows:

		Revenue Growth
(in millions)		7.0%	8.0%	9.0%	10.0%	11.0%	12.0%

	12%	$9	$14	$19	$25	$30	$36
	13%	$9	$13	$18	$24	$29	$34
Discount	14%	$8	$13	$18	$23	$28	$33
Rate	15%	$8	$12	$17	$22	$27	$32
	16%	$8	$12	$16	$21	$25	$30
	17%	$7	$11	$16	$20	$24	$29
	18%	$7	$11	$15	$19	$23	$28

      The overall range of values yielded as a result of this analysis was between US$6 million (at a terminal multiple of 7x) and US$40 million (at a terminal multiple of 9x). The terms of the Stock Purchase Agreement implied a going concern value (without any purchase price adjustments) of US$30 million.

      Comparable Public Company Analysis: Putnam Lovell reviewed and compared certain financial operating and market statistics of four publicly traded investment managers with assets under management (“AUM”) ranging from approximately US$29 billion to US$148 billion. The group included Franklin Resources, Inc., Stilwell Financial, Inc., T. Rowe Price Group, Inc. and Purchaser. These companies were chosen for purposes of this analysis because they are engaged in businesses similar to those of the Company and have similar growth characteristics to the Company, as compared to the larger universe of public mutual fund companies. However, all of the companies in this group are substantially larger than the Company in terms of assets under management.

      For each of the public companies, Putnam Lovell calculated multiples of going concern value (defined as the sum of market capitalization, plus short and long-term debt, less excess cash and investments) to the respective companies’ (i) estimated fiscal 2002 operating revenues, and (ii) estimated fiscal 2002 EBITDA. Estimated financial information for the public companies was based upon estimates furnished by Putnam Lovell’s research analysts as follows:

	2002E	2002E
	Operating Revenues	EBITDA
($ in millions)
T. Rowe Price Associates, Inc.	$951	$392
Franklin Resources, Inc.	$2,644	$718
Stilwell Financial	$1,156	$586
Waddell & Reed Financial, Inc.	$448	$166

      Multiples were calculated based on the stock prices of each of the public companies on August 16, 2002. The following table illustrates the public valuation multiples of the public companies reviewed by Putnam Lovell.

Going Concern Value as a Multiple of 2002E:

	Revenues	EBITDA

Maximum	3.5x	10.7x
Mean	3.3x	8.7x
Minimum	2.9x	6.4x

      Applying the multiples to the Company’s projected revenues and EBITDA yields the following implied range of GCV:

Company’s Going Concern Value based on 2002E Multiples of Comparable Public Companies:

	Revenues	EBITDA

	($ in millions)
Maximum	$50	$16
Mean	$47	$13
Minimum	$42	$10

      The terms of the Stock Purchase Agreement implied a going concern value of $30 million (without any purchase price adjustments) that falls within the above range calculated based on comparable public company valuations. The $30 million represents a 2.1x multiple on estimated fiscal year 2003 revenues and a 19.6x multiple on estimated fiscal year 2003 EBITDA.

      Transaction Multiples of Selected Acquisitions of Investment Management Companies: Putnam Lovell considered a group of seven selected merger or acquisition transactions within the asset management industry that involved firms that and were considered comparable since they were primarily mutual fund businesses that were operating at compressed margins at the time of acquisition. The transactions included (acquiror/ acquiree): Deutsche Bank AG/ Zurich Scudder Investments (September 24, 2001); New York Life Insurance Co./ Towneley Capital Management, Inc. (October 23, 2000); Affiliated Managers Group, Inc./ Smith Breeden Mutual Fund (May 23, 2000); American General Corp./ CypressTree Investment Inc. (March 13, 2000); Reliastar Financial Corp./ Lexington Global Asset Managers, Inc. (February 29, 2000); Pilgrim America Capital Corp./ Nicholas-Applegate Mutual Fund business (January 29, 1999); First Union Corp./ Keystone Investments Inc. (September 6, 1996).

      Using publicly available information and Putnam Lovell estimates, Putnam Lovell calculated the multiples of the acquisition price paid in each of these transactions to the run-rate operating revenues and run-rate EBITDA of the acquiree. The following table illustrates the valuation multiples implied by the transactions reviewed by Putnam Lovell.

Going Concern Value as a Multiple of Run-Rate:

	Revenues	EBITDA

Maximum	3.6x	20.8x
Mean	2.5x	16.7x
Minimum	1.7x	8.6x

      Applying the multiples to the Company’s adjusted run-rate revenues and EBITDA yields the following implied range of GCV:

Company’s Going Concern Value based on Run-Rate Multiples of Precedent Acquisitions:

	Revenues	EBITDA

	($ in millions)
Maximum	$47	$20
Mean	$34	$16
Minimum	$22	$8

      The terms of the Stock Purchase Agreement implied a going concern value of $30 million (without any purchase price adjustments) that falls within the above range calculated based on precedent transactions valuations. The $30 million represents a 2.3x multiple on adjusted run-rate net operating revenues and 31.5x multiple on adjusted run-rate EBITDA.

      Determination of Fairness: Based on the foregoing analysis, Putnam Lovell noted that the consideration as specified in the Stock Purchase Agreement is fair, from a financial point of view, to the stockholders of the Company as of the date of the opinion.

      Putnam Lovell also noted that the Unaffiliated Shareholders receive a minimum of US$4.05 per share, as provided for in the Plan of Dissolution. Hence, the Unaffiliated Shareholders receive at least as much consideration on a per share basis as is received by Parent on a per share basis. In addition, the Unaffiliated Shareholders receive as much or greater consideration in the transaction with Purchaser as compared to an alternative transaction with the second bidder as per the terms of the second bidder’s final proposal.

      Putnam Lovell also considered Parent’s economic interests in the transaction, other than the share of proceeds that it receives, including reviewing the Stock Purchase Agreement, the Sub-Advisory Agreement, the Marketing Agreement, the Trademark Agreement, the Tax Matters Agreement and the Voting, Support and Indemnification Agreement.

      In particular, Putnam Lovell compared the fee rates under the current subadvisory agreement Parent has with the Company vis-à-vis the subadvisory agreement with Purchaser and determined that Parent was not receiving any additional economic benefit through this transaction in terms of the fees it will pay to Purchaser. Putnam Lovell concluded that the distribution of a minimum of US$4.05 per share to the Unaffiliated Shareholders as provided for in the Plan of Dissolution is fair, from a financial point of view, to such shareholders.

      In performing its analysis, Putnam Lovell considered that the merger and acquisition transaction environment varies over time because of, among other things, interest rate and equity market fluctuations and industry results and growth expectations. No company or transaction used in the analysis described above was directly comparable to the Company.

      While this summary describes the material analyses and factors that Putnam Lovell considered in rendering its opinion to the Company’s Board of Directors, it is not a complete description of all analyses and factors considered by Putnam Lovell. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Putnam Lovell did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Putnam Lovell believes that its analyses must be considered as a whole and that selecting portions of its analyses and any of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinion. Several analytical methodologies were employed and no one method of analysis should be regarded as critical to the overall conclusion reached by Putnam Lovell. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The conclusion reached by Putnam Lovell is based on all analyses and factors taken as a whole and also on application of Putnam Lovell’s own experience and judgment. This conclusion may involve significant elements of subjective judgment and qualitative analysis. Putnam Lovell therefore gives no opinion as to the value or merit standing alone of any one or more parts of the analysis it performed.

      In performing its analyses, Putnam Lovell made numerous assumptions with respect to industry performance, general business and other conditions and matters which are beyond the control of the Company or Putnam Lovell. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by these analyses. Accordingly, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which these businesses actually may be sold in the future, and these estimates are inherently subject to uncertainty.

      Putnam Lovell and its affiliates, in the ordinary course of business, may trade in securities of the Company and purchase them for an account of a producer,

      Putnam Lovell and/or its affiliates provide research coverage on securities of the Purchaser, and in the normal course of trading activity may from time to time effect transactions in securities of the Purchaser and the Company or their affiliates as principal or agent. Richard I. Morris, Jr. Vice Chairman of Putnam Lovell, is a non-executive director of Premier Asset Management Plc, a company in which Parent has a minority ownership stake.

      Pursuant to the terms of Putnam Lovell’s engagement, Company will pay Putnam Lovell a transaction fee of approximately US$1.1 million, US$450,000 of which is contingent upon the successful consummation of the transaction. The Company has also agreed to reimburse Putnam Lovell for its out-of-pocket expenses and to indemnify and hold harmless Putnam Lovell and its affiliates and any other person, director, employee or agent of Putnam Lovell or any of its affiliates, or any person controlling Putnam Lovell or its affiliates, for certain losses, claims, damages, expenses and liabilities relating to or arising out of services provided by Putnam Lovell as a financial advisor to Company, including, without limitation, any liability arising out of rendering its fairness opinion. The terms of Putnam Lovell’s engagement, which Company and Putnam Lovell believe are customary in transactions of this nature, were negotiated at arm’s length between Company and Putnam Lovell.

Reasons for the Recommendation of the Company’s Board of Directors

      At a meeting held on August 28, 2002, the independent directors unanimously determined that approval of the Stock Purchase Agreement and the transactions contemplated thereby is advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders. In addition, subsequent to such approval by the independent directors, the Company’s entire Board of Directors, including all of the directors who were not employees of the Company, unanimously adopted a resolution determining that approval of the Stock Purchase Agreement and the transactions contemplated thereby is advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders. In its deliberations, the Board of Directors determined that the Stock Purchase Agreement and the transactions contemplated thereby are both substantively and procedurally fair to the Unaffiliated Shareholders.

      At a meeting held on September 10, 2002, the independent directors unanimously determined that approval of the Plan of Dissolution and the transactions contemplated thereby is advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders. In addition, subsequent to such approval by the independent directors, the Company’s entire Board of Directors, including all of the directors who were not employees of the Company, unanimously adopted a resolution determining that approval of the Plan of Dissolution and the transactions contemplated thereby, including the form of the Plan of Dissolution, is advisable, fair to and in the best interests of the Company and its shareholders, including the Unaffiliated Shareholders and recommended that the Company’s shareholders approve and adopt the Plan of Dissolution. In its deliberations, the Board of Directors determined that the Plan of Dissolution and the transactions contemplated thereby is both substantively and procedurally fair to the Unaffiliated Shareholders.

      In reaching its decisions, the Company’s Board of Directors consulted with the Company’s senior management and financial and legal advisors, and considered a number of factors, as discussed below. The Board of Directors also considered historical information concerning the businesses, operations, financial condition, technology, management, competitive positions and prospects of the Company as it currently operates, including results of operations during the most recent fiscal periods. In addition, the Board of Directors of the Company considered the various valuation methodologies used by Putnam Lovell and the resulting valuations. In view of the complexity and wide variety of information and factors, both positive and negative, considered by the Company’s Board of Directors, the Company’s Board of Directors did not find it practical to quantify, rate or otherwise assign any relative or specific weights to the factors it considered. In addition, the Company’s Board of Directors did not reach any specific conclusion with respect to each of the factors it considered, or any aspect of any particular factor. Instead, the Company’s Board of Directors conducted an overall analysis of the factors it considered. In considering these factors, individual members of the Company’s Board of Directors may have given differing weight to different factors. The Company’s Board of Directors considered all these factors as a whole and concluded that these factors supported its decisions.

      The independent directors participated in the deliberations of the Company’s Board of Directors and did not conduct a separate analysis of the proposed transaction in connection with their decision to approve the proposed transaction. Messrs. Lill, Mostoff and Peers are the independent directors.

      In the course of its deliberations, the Company’s Board of Directors considered the following factors, which it viewed as supporting its decision to approve the proposed transaction and which it viewed as making the proposed transaction more desirable than other options, including maintaining the status quo:

(a) the history and progress of the Company’s discussions with other parties, including the history of contacts with other potential acquirers and strategic partners, and the view of the Company’s Board of Directors that further discussions with other potential acquirers and strategic partners were unlikely to result in a transaction that would be more favorable to the Company and its shareholders, including the Unaffiliated Shareholders, than the proposed transaction with Purchaser;

(b) the extensive arms-length negotiations between the Company and Purchaser and the belief of the Company’s Board of Directors that the sale price was the highest price that could be negotiated with Purchaser and the best transaction reasonably available to the Company and its shareholders, including the Unaffiliated Shareholders;

(c) the relationship between the US$4.05 per share to be distributed to the Unaffiliated Shareholders pursuant to the Plan of Dissolution and the recent and historical market prices of the Company’s common stock. The distribution value of US$4.05 per share to be paid to the Unaffiliated Shareholders pursuant to the Plan of Dissolution represents (i) a premium of 24% over the 20 trading days up to and including August 27, 2002, and a premium of 23% over the average of the closing bid and ask price of US$3.30 for the Company’s common stock on the Toronto Stock Exchange on August 27, 2002 and (ii) a premium of 13% over the 52-week average of US$3.57 for the Company’s common stock on the Toronto Stock Exchange. The Company’s Board of Directors reviewed 12-month trading data of the Company’s stock for the period August 26, 2001 to August 26, 2002 as summarized in the table below. In light of the recent declines in financial markets, the 43% decline in the Company’s assets under management and the other deteriorating aspects of the Company’s financial condition described in subsection (d) below, the Board of Directors of the Company placed the most emphasis on the 24% premium the US$4.05 minimum per share Payment to be distributed to the Unaffiliated Shareholders represented in relation to most recent 20 trading days preceding the announcement date. In light of how thinly the stock is traded and given the Company’s current financial situation, the Board of Directors of the Company did not consider it relevant that the common stock of the Company may have traded above the US$4.05 minimum per share Payment to the Unaffiliated Shareholders at certain points in the prior 12-months. However, the Board of Directors of the Company did take note of the fact that notwithstanding the Company’s deteriorating financial condition, the US$4.05 minimum per share Payment to be distributed to the Unaffiliated Shareholders nonetheless exceeded the average price of the common stock of the Company on the Toronto Stock Exchange in each of the below periods up to and including the 52-week average. The prices in the below Daily Stock Price Summary were obtained from the Toronto Stock Exchange in Canadian dollars and translated at each respective days’ spot rate to U.S. dollars.

Daily Stock Price Summary

	High	Low	Average

1 week	US$3.54	US$3.53	US$3.53

30 days	4.52	2.86	3.69

90 days	4.68	2.86	3.89

270 days	4.68	2.85	3.76

52-weeks	4.68	2.45	3.57

(d) the Company’s Board of Directors’ assessment of, among other things: (i) the Company’s deteriorating financial condition, a net loss of approximately US$(526,000) for the three months ended June 30, 2002, as compared to positive income of approximately US$430,000 for the three months ended June 30, 2001, continuing deterioration in the Company’s cash flow and increase in the Company’s net loss for the months of July 2002 and August 2002 due to the general financial market decline, a 2% decrease in the Company’s stockholder’s equity from the period beginning June 30, 2001 through June 30, 2002, negative cash flow from operations for the Company of approximately US$(1,304,000) for the three months ended June 30, 2002, decreasing cash and cash equivalent levels of the Company, the small scale of the Company’s business and narrow product line that made it a niche player in the U.S. mutual fund marketplace, technology, management, exposure of the Company’s assets to financial markets that were performing poorly combined with the Company’s relatively poor fund performance, including the deterioration of certain of the Company’s financials, such as negative fund flows, a 43% year over year decline in assets under management by the Ivy Funds as of June 30, 2002, increases in operating expenses, including the increase in fund expense subsidies due to shrinkage of the Company’s assets under management, and profit margin retraction, and the industry-wide trends of declining assets under management, revenue shrinkage, margin retraction and lower productivity; (ii) the prospects for achieving maximum long-term value for the Company and its shareholders due in part to the decrease in the Company’s assets under management which declined considerably more than the industry trend in general and the related impact on the Company’s profitability, the Company’s relatively poor fund performance and the protracted time period management believed would be necessary to improve such performance; (iii) the strategic alternatives available to the Company; (iv) the judgment of the Company’s management, based on the process undertaken to pursue strategic alternatives, that it was unlikely that any other party would make a proposal more favorable to the Company and its shareholders, including the Unaffiliated Shareholders; (v) the decline in book value per share of the common stock of the Company from US$3.07 on June 30, 2001 to US$3.02 on June 30, 2002; (vi) the prospect that the Company might not be viable as a going concern absent restructuring based upon the analysis provided by Putnam Lovell (See “Special Factors — Fairness Opinion of Putnam Lovell – Analysis”) and (vii) the recommendation of the approval of the Plan of Dissolution and the transactions contemplated by the Stock Purchase Agreement by the Company’s management;

(e) the ability of the Company to distribute all of the assets of the Company without setting aside a contingency reserve since all liabilities of the Company will be assumed by Ivy Acquisition pursuant to the terms of the Plan of Dissolution. The lack of a contingency reserve permits the Company to be able to maximize the Payment to each Unaffiliated Shareholder upon the filing of the certificate of dissolution with the Secretary of State of the State of Delaware and the consummation of the transactions contemplated by the Stock Purchase Agreement; and

(f) the fairness opinion delivered by Putnam Lovell and presented to the Company’s Board of Directors at the August 28, 2002 meeting which included, among other things, analysis of the value of the Company and comparisons with similar companies, details of which are described under the section entitled “Special Factors — Fairness Opinion of Putnam Lovell” on page 30. Putnam Lovell also delivered its written opinion to the Company’s Board of Directors, stating that the consideration to be paid by Purchaser pursuant to the transaction is fair, from a financial point of view, to the Company’s shareholders as of the date of such opinion and that the consideration to be received by the Unaffiliated Shareholders pursuant to the transaction is fair, from a financial point of view, to such shareholders as of the date of such opinion. Putnam Lovell is a nationally recognized investment banking firm with special expertise in, among other things, valuing businesses and securities and rendering fairness opinions. The Company’s Board of Directors reviewed the valuation analysis performed by Putnam Lovell, viewed the valuation ranges involved in such analysis as appropriate, and concluded that the valuation analysis performed by Putnam Lovell supported the Company’s Board of Directors’ conclusion that the Plan of Dissolution is fair and in the best interests of the Company’s shareholders, including the Unaffiliated Shareholders. The written opinion of Putnam Lovell dated August 28, 2002 is included as Appendix C to this proxy statement. You are urged to read that opinion in its entirety;

and, in addition, the Company’s Board of Directors considered the following factors which, although neutral to the interests of the Unaffiliated Shareholders, it viewed as also supporting its decision to approve the proposed transaction:

(g) the ability of Parent to make an election under subsection 93(1) of the Income Tax Act (Canada) in respect of the transaction; and

(h) the possibility that Purchaser may continue to employ certain employees of the Company and utilize certain office space of the Company after the consummation of the transactions contemplated by the Stock Purchase Agreement while the second bidder was unlikely to do.

      The Company’s Board of Directors also considered the following factors as risks and uncertainties in its deliberations concerning the transaction but concluded that they were outweighed by the potential benefits of the proposed transaction:

(a) the inability to determine the exact amount of the proceeds that will be available for distribution to the Unaffiliated Shareholders due to the possible price adjustments, although a minimum price guarantee of US$4.05 per share of the Company’s common stock has been provided for the Unaffiliated Shareholders;

(b) the inability to determine the exact amount of the proceeds that will be available for distribution to Ivy Acquisition due to the possible upward or downward adjustment in the payment to Ivy Acquisition;

(c) the possibility that the parties may not be able to obtain all of the consents and approvals necessary to consummate the transactions contemplated by the Stock Purchase Agreement, including the Company, each of the Company’s subsidiaries and Ivy Acquisition obtaining all necessary board and shareholder approvals required by each portfolio of Ivy Fund, the necessary elections to the Ivy Fund board of directors and all items necessary to consummate the transactions of the Ivy Fund contemplated by the Stock Purchase Agreement as well as all governmental and third party consents;

(d) the fact that, under the Voting, Support and Indemnification Agreement, Parent has agreed to indemnify Purchaser and its affiliates from and against certain losses imposed on, incurred or suffered by or asserted against Purchaser and its affiliates (see “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Indemnification” on page 60);

(e) the fact that, under the Stock Purchase Agreement, Purchaser has the right to terminate the Stock Purchase Agreement under certain circumstances (see “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Termination of the Stock Purchase Agreement”); and

(f) the possible conflicts of interest of Parent, certain members of the Company’s Board of Directors and senior management. See the section entitled “Special Factors — Interests of the Company’s Board of Directors and Officers” for a description of these possible conflicts of interest.

The Board of Directors considered in this regard that its composition, consisting of members with no financial interest in the proposed transaction that are different from the interests of the Company’s Unaffiliated Shareholders, permitted it to represent effectively the interests of such shareholders. The Board was aware that certain directors were affiliated with Parent and that certain executive officers of the Company who assisted in the negotiation of the proposed transaction will receive bonuses contingent upon the successful consummation of the transaction and did not view either factor as disabling its ability to represent effectively the interests of the Unaffiliated Shareholders.

      The Company’s Board of Directors did not consider the net book value or liquidation value of the Company to be material to their conclusion regarding the fairness of the transaction because it was their view that the net book value or liquidation value of the Company did not accurately reflect the value of the Company in light of the nature of its business and assets and did not have any significant impact on the market trading prices of the Company’s common stock. In addition, there were no other firm offers for the purchase of the Company or any purchases of the Company’s common stock by affiliates of the Company during the past two years.

      The Company’s Board of Directors considered the fact that a majority of the directors of the Company did not retain an unaffiliated representative to act solely on behalf of the Unaffiliated Shareholders for purposes of negotiating the terms of this transaction and/or preparing a report concerning the fairness of the transaction and the ability of Ivy Acquisition to vote at the special meeting sufficient shares of the Company’s common stock to cause the Plan of Dissolution and the accompanying resolution to be approved and adopted without the affirmative vote of any other shareholders of the Company, but concluded that the transaction is procedurally and substantively fair to the Unaffiliated Shareholders based upon (i) the right of the Unaffiliated Shareholders to receive no less consideration than Parent, (ii) the relationship of the US$4.05 per share to be distributed to the Unaffiliated Shareholders and the recent and historical market prices of the Company’s common stock and (iii) the fairness opinion delivered by Putnam Lowell and presented to the Company’s Board of Directors. The Unaffiliated Shareholders will receive cash in the minimum amount of US$4.05 per share for each share of Company common stock that they own. Parent will bear the risk related to any diminution in the market value of the Company prior to the closing of the transaction. In addition, the Company’s Board of Directors considered that Parent will bear the risk related to its obligation to indemnify Purchaser after the closing. The Company’s Board of Directors concluded that if Parent, which can receive per share consideration in the transaction no greater than that received by the Unaffiliated Shareholders but can also receive less per share consideration than the Unaffiliated Shareholders, causes Ivy Acquisition to vote in favor of the transaction, then the Unaffiliated Shareholders’ interests are protected.

Position of the Company’s Executive Officers as to the Fairness of the Transaction

      Under a potential interpretation of 1934 Act rules governing this transaction, one or more of the executive officers of the Company may be deemed to be affiliates of the Company. The executive officers are making the statements included in this subsection solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the 1934 Act. Although the executive officers may have interests in the transaction that are different from or in addition to the interests of the Unaffiliated Shareholders generally, each of the executive officers believes that the transaction is both substantively and procedurally fair to the Unaffiliated Shareholders based on the facts and information available to the executive officer.

      Although the executive officers did not participate in the deliberations of the independent directors or, except as noted below, the Board or Directors of the Company, the executive officers have considered the same factors examined by the independent directors and the Board of Directors of the Company described above under “— Reasons for the Recommendation of the Company’s Board of Directors” and have adopted the conclusion, and the analysis underlying the conclusion, of the independent directors and the Board of Directors of the Company, based upon their view as to the reasonableness of that analysis. In addition, Keith J. Carlson and James W. Broadfoot III, as members of the Board of Directors of the Company, participated in the consideration of the transaction by the Board of Directors of the Company as described above under “— Reasons for the Recommendation of the Company’s Board of Directors.” In addition, Stephen J. Barrett was one of the two employees who submitted a proposal concerning the Company on April 15, 2002, and he took that proposal into consideration in evaluating the transaction. Based on these factors, as well as all of the reasons and factors described above under “— Reasons for the Recommendation of the Company’s Board of Directors,” considered together, the executive officers of the Company believe that the terms of the transaction are substantively and procedurally fair to the Unaffiliated Shareholders. They have formed this belief with respect to the substantive and procedural fairness even though no disinterested representative was retained to act solely on behalf of the Unaffiliated Shareholders.

      The executive officers believe these analyses and factors provide a reasonable basis upon which to form their belief that the transaction is fair to the Unaffiliated Shareholders. This belief should not, however, be construed as a recommendation by the executive officers to the shareholders of the Company to vote to approve and adopt the Plan of Dissolution. None of the executive officers has agreed to vote the shares of common stock of the Company that he or she owns in favor of approval of the Plan of Dissolution and the accompanying resolution.

Position of Parent and Ivy Acquisition as to the Fairness of the Transaction

      Each of Parent and Ivy Acquisition believes that the transaction is both substantively and procedurally fair to the Unaffiliated Shareholders based on the facts and information available to Parent and Ivy Acquisition.

      Although Parent and Ivy Acquisition did not participate in the deliberation of the independent directors or the Board or Directors of the Company, Parent and Ivy Acquisition have considered the same factors examined by the independent directors and the Board of Directors of the Company described above under “— Reasons for the Recommendation of the Company’s Board of Directors” and have adopted the conclusion, and the analysis underlying the conclusion, of the independent directors and the Board of Directors of the Company based upon their view as to the reasonableness of that analysis. In addition, the interests of Parent described under “— Interests of the Company’s Board of Directors and Officers — Interests of Parent” are different from the interests of the Unaffiliated Shareholder, and Parent took those interests into consideration in evaluating the transaction.

      Parent and Ivy Acquisition did not consider the net book value or liquidation value of the Company to be material to their conclusion regarding the fairness of the transaction because it is their view that neither book value nor liquidation value accurately reflects the value of the Company in light of the nature of its business and assets. Parent and Ivy Acquisition considered the proposals received with respect to an acquisition of the Company and the analysis performed by Putnam Lovell to be appropriate indications of the going concern value of the Company.

      Based on these factors, as well as all of the reasons and factors described above under “— Reasons for the Recommendation of the Company’s Board of Directors,” considered together, Parent and Ivy Acquisition believe that the terms of the transaction are substantively and procedurally fair to the Unaffiliated Shareholders. They have formed this belief with respect to the substantive and procedural fairness even though no disinterested representative was retained to act solely on behalf of the Unaffiliated Shareholders.

Purpose and Structure

      The principal purpose of the Company, Parent and Ivy Acquisition for proposing that the shareholders of the Company approve the Plan of Dissolution and accompanying resolution is to facilitate the sale of Ivy Acquisition to Purchaser pursuant to the Stock Purchase Agreement. In addition, the dissolution of the Company and the sale of Ivy Acquisition will provide the Unaffiliated Shareholders with an opportunity to receive cash for their shares at a price per share representing a premium of 24% over the 20 trading days up to and including August 27, 2002, and a premium of 23% over the average of the closing bid and ask price of the Company’s common stock on the Toronto Stock Exchange on August 27, 2002, subject to possible increase, but not to any decrease. The Company is undertaking these transactions at this time for the reasons considered by the Company’s Board of Directors and outlined under “Special Factors — Background” and “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors” and to enable Purchaser to acquire the Company’s business so that Purchaser (on behalf of its affiliates) may pursue its long-term business objectives for that business. In addition, one of Parent’s purposes in the transaction is to enter into a subadvisory agreement with a subsidiary of Purchaser at the closing as described in “— Interests of the Company’s Board of Directors and Officers — Interests of Parent.” Neither Parent nor Ivy Acquisition considered alternatives to the transaction that the Board of Directors of the Company did not consider.

      For the executive officers of the Company, the principal purpose of the transaction is to improve the operation and long-term value of the business of the Company under new ownership. In addition, upon a change in control of the Company and an event of termination, the executive officers may receive payments of severance pursuant to the Change in Control Agreements described in “— Interests of the Company’s Board of Directors and Officers — Agreements Regarding Change in Control.” Certain executive officers may also receive bonuses for their assistance in effectuating the transaction as described in “— Interests of the Company’s Board of Directors and Officers — Special Transaction Bonuses to Certain Executive Officers.” The alternative to the transaction that the executive officers considered was leaving the employment of the Company prior to the consummation of the transaction, which none of the executive officers has done.

Interests of the Company’s Board of Directors and Officers

General

      All of the Company’s executive officers and certain of the Company’s directors own shares of the Company’s common stock and/or options to purchase shares of the Company’s common stock. They will receive the same per share distribution, if any, as other Unaffiliated Shareholders. It is not currently known whether any current officer or director of the Company will continue in his or her positions following the transactions and as of the date hereof, none have entered into any employment agreement with Purchaser. Information about the executive officers and directors of the Company and Parent is set forth in Appendix D to this proxy statement.

      In addition, the following directors of the Company are also directors and/or executive officers of either Parent, an affiliate of Parent, subsidiary of the Company or the Ivy Fund, each of which may have different interests than the Company:

(a) James W. Broadfoot III has been the President of Ivy Management since October 1997. He has been a director of Ivy Mackenzie Distributors and Ivy Mackenzie Services since January 2001. He has served as President and Interested Trustee of Ivy Fund since July 1999. Prior thereto, he served as Vice President of Ivy Fund since June 1996.

(b) Keith J. Carlson has been a director of Ivy Mackenzie Distributors since June 1993 and President and Chief Executive Officer of Ivy Mackenzie Distributors since December 1994. He has been a director of Ivy Management since November 1992, Chairman since January 1992 and Senior Vice President of Ivy Management since January 1992. He also serves as Chairman and a director and President of Ivy Mackenzie Services. In addition, Mr. Carlson has been Chairman and a Trustee of Ivy Fund since July 1999.

(c) Alan J. Dilworth has been a director of Investors Group Inc., an affiliate of Parent, since April 2001.

(d) James L. Hunter has been a director, President and Chief Executive Officer of Parent since 1997. He has been a director of Ivy Management since August 1994. He also has been a director of Investors Group Inc. since April 2001. In addition, Mr. Hunter has been a director of Ivy Management since August 1994, a director and Chairman of Execuhold Investment Ltd. since March 1992, a director and Chairman of Mackenzie M.E.F. Management Inc. since August 1994, a director and Chairman of M.R.S. Securities Services Inc. since June 1996, a director and Chairman of M.R.S. Trust Co. since September 1993, and a director and Chairman of Multiple Retirement Services Inc. since March 1993.

(e) Neil Lovett served as Vice Chairman of Parent from October 1994 to January 2002.

(f) Alasdair J. McKichan is a director of Parent and has served in that capacity since 1994.

Options Treatment

      In accordance with the terms of the Stock Purchase Agreement, the Company will cause all options granted under the Company’s 1994 Stock Option Plan to be cancelled prior to closing of the transactions contemplated by the Stock Purchase Agreement pursuant to binding agreements between the Company and each option holder.

Agreements Regarding Change in Control

      The Company entered into an Agreement Regarding Change in Control in December 2000 with each of the following officers of the Company: Keith J. Carlson, James W. Broadfoot III, Beverly Yanowitch, Paul P. Baran, Thomas H. Bivin, Robert Perry and Thomas Bracco and with Stephen J. Barrett in June 2001 (each, a “Change in Control Agreement” and collectively, the “Change in Control Agreements”). The Change in Control Agreements were amended on May 22, 2002 for James W. Broadfoot III, Beverly Yanowitch, Paul P. Baran, Thomas H. Bivin and Robert Perry, on June 12, 2002 for Thomas Bracco, on August 6, 2002 for Keith J. Carlson and on August 7, 2002 for Stephen J. Barrett. The Change in Control Agreements provide for the payment of severance by the Company to each of the officers upon a change of control in the Company and an event of termination as described below. The transactions contemplated by the Stock Purchase Agreement and Plan of Dissolution will likely be considered a change of control under each of the Change in Control Agreements.

      For purposes of the Change in Control Agreements, an event of termination will occur if any of the following events take place within twenty-four calendar months after the date of a change in control of the Company:

(a) termination of the officer for any reason other than death, permanent disability or for cause; or

(b) constructive discharge of the officer, which includes, among other things:

1. any material alteration of the officer’s title, position, duties, responsibilities or status which existed immediately prior to the change in control unless consistent with a promotion;

2. any reduction in the officer’s annual base salary or bonus incentive opportunity or any adverse change in the basis of how such salary or bonus is determined;

3. any failure by the Company to continue any benefit plan, compensation plan, insurance plan or retirement plan that the officer is entitled to participate in immediately prior to the change in control;

4. any failure of the Company to obtain the assumption of the Change in Control Agreement by any successor company;

5. requiring the officer to relocate; or

6. the failure of the Company to pay amounts owed to the officer when due.

      Upon a change in control and subsequent event of termination, the following officers of the Company are entitled to receive severance benefits including payment of their pro-rata portion of their target bonus for the fiscal year of their termination and the additional lump sum payments as described below:

(a) Keith J. Carlson — Mr. Carlson is the President, Chief Executive Officer and a director of the Company. Mr. Carlson is entitled to receive an amount equal to approximately US$1.6 million which is two times his annual base salary in effect immediately prior to the event of termination, plus an amount equal to two times the greater of (A) his maximum target bonus payable for the fiscal year in which the event of termination occurs or (B) the average of his bonus plus any profit sharing payments received in the last two years of his employment, payable no later than ten business days after the event of termination.

(b) James W. Broadfoot III — Mr. Broadfoot is the Senior Vice President and Portfolio Manager and a director of the Company. Mr. Broadfoot is entitled to an amount equal to approximately US$1.2 million which is two times his annual base salary in effect immediately prior to the event of termination plus an amount equal to two times the average of his bonus and any profit sharing payments received in the last two years of his employment, payable no later than ten business days after the event of termination.

(c) Beverly Yanowitch — Ms. Yanowitch is the Chief Financial Officer, Vice President and Treasurer of the Company. Ms. Yanowitch is entitled to an amount equal to approximately $464,000, which is two times her annual base salary in effect immediately prior to the event of termination plus an amount equal to two times the average of her bonus and any profit sharing payments received in the last two years of her employment, payable no later than ten business days after the event of termination.

(d) Paul P. Baran — Mr. Baran is a Vice President of the Company. Mr. Baran is entitled to an amount equal to approximately US$1.0 million, which is two times his annual base salary in effect immediately prior to the event of termination plus an amount equal to two times the average of his bonus and any profit sharing payments received in the last two years of his employment, payable no later than ten business days after the event of termination.

(e) Thomas H. Bivin — Mr. Bivin is a Vice President of the Company. Mr. Bivin is entitled to an amount equal to approximately US$338,000, which is one times his annual base salary in effect immediately prior to the event of termination plus an amount equal to the average of one times his bonus and any profit sharing payments received in the last two years of his employment, payable no later than ten business days after the event of termination.

(f) Stephen J. Barrett — Mr. Barrett is a Vice President of the Company. Mr. Barrett is entitled to an amount equal to approximately US$218,000, which is one times his annual base salary in effect immediately prior to the event of termination plus an amount equal to the average of one times his bonus and any profit sharing payments received in the last two years of his employment, payable no later than ten business days after the event of termination.

(g) Robert Perry — Mr. Perry is a Vice President of the Company. Mr. Perry is entitled to an amount equal to approximately US$228,000, which is one times his annual base salary in effect immediately prior to the event of termination plus an amount equal to the average of one times his bonus and any profit sharing payments received in the last two years of his employment, payable no later than ten business days after the event of termination.

(h) Thomas Bracco — Mr. Bracco is a Senior Wholesaler of the Company. Mr. Bracco is entitled to an amount equal to approximately US$518,000, which is two times his annual base salary in effect immediately prior to the event of termination plus an amount equal to the greater of $175,000 or the average of his commission payments received for the previous two fiscal years, payable no later than ten business days after the event of termination.

      Upon a change in control and subsequent event of termination, in addition to the payments set forth above, each of those officers of the Company is entitled to receive continuation of the officer’s benefit plans for a period of twenty-four months following termination and reimbursement of up to US$10,000 of certain expenses incurred in connection with the officer’s termination.

Special Transaction Bonuses to Certain Executive Officers

      The Company’s Board of Directors has determined that it is appropriate to provide bonuses (collectively, the “Bonus Pool”) to certain executive officers of the Company for their assistance in effectuating the transactions contemplated by the Stock Purchase Agreement and Plan of Dissolution. The Bonus Pool will accrue at an amount equal to:

(a) 0.5% times the amount that Purchaser will pay pursuant to the terms of the Stock Purchase Agreement (the “Purchase Price”) up to Cdn. $100 million; plus

(b) 1.5% times the amount that the Purchase Price exceeds Cdn. $100 million.

      As of September 30, 2002, the Purchase Price is expected to be approximately US$68.9 million. Therefore, if the closing of the Stock Purchase Agreement had occurred as of September 30, 2002, the total amount of the Bonus Pool would equal approximately US$396,000.

      Keith J. Carlson, the Company’s President and Chief Executive Officer, will be entitled to an amount equal to 50% of the Bonus Pool, with the remaining 50% of the Bonus Pool to be divided among certain executive officers of the Company which the Company’s Board of Directors deem had important roles in the consummation of the transactions contemplated by the Stock Purchase Agreement and Plan of Dissolution. Any bonus payable to the Company’s executive officers from the Bonus Pool is contingent on the consummation of the transactions contemplated by the Stock Purchase Agreement and upon such executive officers’ satisfaction of all their respective obligations under the Stock Purchase Agreement. It is not yet possible to identify the executive officers of the Company other than Mr. Carlson who will be entitled to receive a bonus payment because those executive officers have not yet been selected.

Interests of Parent

      Parent previously owned approximately 85.7% of the outstanding shares of the Company’s common stock. On September 9, 2002, Parent transferred all of the outstanding shares of the Company that Parent beneficially owned to Ivy Acquisition, in exchange for shares of Ivy Acquisition, for the purpose of effectuating the transactions contemplated by the Stock Purchase Agreement and the Plan of Dissolution.

      After the closing of the transactions contemplated by the Stock Purchase Agreement, Parent will have ongoing obligations to indemnify certain losses, if any, of Purchaser in connection with the Stock Purchase Agreement. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Indemnification.”

      Pursuant to the International Sub-Advisory Agreement between Ivy Management and Parent, Ivy Management acts as sub-advisor to fifteen of the Mackenzie Universal Funds, as of June 30, 2002, which funds are sold only in Canada and managed by Parent. Under the terms of its agreement with Parent, Ivy Management provides investment advice and other administrative services to such Mackenzie Universal Funds.

      On October 18, 2002, Parent and Purchaser entered into a Sub-Advisory Agreement, whereby Purchaser agreed to act on an interim basis prior to the earlier of the closing or February 28, 2003, as an investment subadvisor for certain Canadian mutual funds managed by Parent.

      Upon the closing of the transactions contemplated by the Stock Purchase Agreement, Ivy Management and Parent will enter into a subadvisory agreement, whereby effective upon the Closing, Ivy Management, as an indirect wholly-owned subsidiary of Purchaser, will continue to advise certain Canadian mutual funds managed by Parent. Parent will have certain ongoing obligations in connection with such subadvisory agreement.

Risks Related to the Plan of Dissolution

      The Plan of Dissolution is contingent upon the satisfaction of the conditions to closing set forth in the Stock Purchase Agreement. There is a possibility that the closing conditions in the Stock Purchase Agreement will not be fulfilled, and the Stock Purchase Agreement may terminate in specific instances. The Company cannot be sure when, or even if, the transactions will be completed. See “The Stock Purchase Agreement — Selected Provisions of the Stock Purchase Agreement and Related Agreements — Conditions to Closing” on page 61.

      Under the DGCL, the Company is required, in connection with the Company’s dissolution, to pay or provide for payment of all of the Company’s liabilities and obligations. Following approval of the Plan of Dissolution by a majority of the holders of the Company’s common stock, the Company will pay all expenses and fixed and other known liabilities, or set aside as contingency reserve cash and other assets which the Company believes to be adequate for payment thereof. The Company does not currently expect to set aside a contingency reserve since all liabilities of the Company will be assumed by Ivy Acquisition pursuant to the terms of the Plan of Dissolution. Pursuant to the terms of the Voting, Support and Indemnification Agreement, Parent has agreed to indemnify Purchaser and its affiliates from and against certain losses imposed on, incurred or suffered by or asserted against Purchaser and its affiliates, from a breach by the Company of a representation or covenant contained in the Stock Purchase Agreement. However, if Parent fails to satisfy its indemnity obligation referred to in the immediately preceding sentence, each shareholder of the Company may be held liable for his or her pro rata share of the amount by which the liability exceeds the contingency reserve. UNDER THE DGCL, IN THE EVENT THE COMPANY FAILS TO CREATE AN ADEQUATE CONTINGENCY RESERVE FOR PAYMENT OF THE COMPANY’S EXPENSES AND LIABILITIES OF THE COMPANY, OR SHOULD SUCH CONTINGENCY RESERVE BE EXCEEDED BY THE AMOUNT ULTIMATELY FOUND PAYABLE IN RESPECT OF EXPENSES AND LIABILITIES, EACH SHAREHOLDER OF THE COMPANY COULD BE HELD LIABLE FOR THE PAYMENT TO CREDITORS OF SUCH SHAREHOLDER’S PRO RATA SHARE OF SUCH EXCESS, LIMITED TO THE AMOUNTS RECEIVED BY SUCH SHAREHOLDER FROM THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION.

      The Company will close its stock transfer books after the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, after which you will no longer be able to transfer shares of the Company’s common stock, except by will, intestate succession or operation of law.

Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement

      Following approval of the Plan of Dissolution by the holders of a majority of the Company’s common stock and the filing of a certificate of dissolution with the Secretary of State of the State of Delaware immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company’s activities will be limited to winding up the Company’s affairs, taking such action as may be necessary to preserve the value of the Company’s assets and distributing the Company’s assets in accordance with the Plan of Dissolution.

Material Canadian Federal Income Tax Consequences

      In the opinion of Davies Ward Phillips & Vineberg LLP, Canadian tax counsel to the Company, the following is a fair summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the “Tax Act”) applicable to shareholders who receive distributions pursuant to the Plan of Dissolution and who, at all relevant times for purposes of the Tax Act, are, or are deemed to be, resident in Canada, deal at arm’s length with the Company and hold their shares as capital property. The summary is not applicable to a shareholder for whom the Company is a foreign affiliate within the meaning of the Tax Act, nor to a shareholder that is a “specified financial institution” or a “financial institution” as defined in the Tax Act. Any such shareholder should consult its own tax advisor. All amounts required to be determined for purposes of the Tax Act must be determined in Canadian dollars.

      The summary is based on the current provisions of the Tax Act, the regulations thereunder and the current administrative practices and assessing policies of Canada Customs and Revenue Agency (“CCRA”). The summary takes into account all specific proposals to amend the Tax Act and the regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, although there is no certainty that such proposals will be enacted in the form proposed, or at all. The summary does not take into account or anticipate any other changes in law whether by judicial, governmental or legislative decision or action or changes in administrative practices or assessing policies of CCRA, nor does it take into account provincial, territorial or foreign income tax legislation or considerations. The provisions of provincial income tax legislation vary from province to province in Canada and in some cases differ from the provisions of federal income tax legislation.

The summary does not constitute legal or business advice to any particular shareholder. Accordingly, shareholders are urged to consult with their own tax advisors having regard to their individual circumstances.

      A shareholder who receives a distribution pursuant to the Plan of Dissolution will be treated as receiving proceeds of disposition of shares will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition less any reasonable costs of disposition exceed (or are less than) the adjusted cost base of such shares to the shareholder.

      A shareholder will be required to include one-half of the amount of any resulting capital gain (a “taxable capital gain”) in income, and will generally be entitled to deduct one-half of the amount of any resulting capital loss (an “allowable capital loss”) against taxable capital gains realized in the year of disposition in accordance with the detailed rules of the Tax Act. Allowable capital losses not deducted in the taxation year in which they are realized may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any following taxation year against taxable capital gains realized in such taxation years, to the extent and under the circumstances specified in the Tax Act.

      Capital gains realized by an individual or a trust, other than certain trusts, may give rise to alternative minimum tax under the Tax Act.

      The Tax Act imposes a refundable tax of 6 2/3% on investment income earned by a Canadian controlled private corporation. For this purpose, investment income includes taxable capital gains.

      Tax Consequences to the Company and its Affiliates. Neither Ivy Acquisition, the Company, nor any subsidiaries of the Company should be subject to any Canadian Federal income tax as a consequence of the Plan of Dissolution.

      Tax Consequences to Parent. Parent should not be subject to any Canadian federal income tax as a consequence of the Plan of Dissolution. Parent will recognize gain under the Income Tax Act (Canada) upon the sale to Purchaser of the shares of Ivy Acquisition pursuant to the terms of the Stock Purchase Agreement to the extent the proceeds of disposition, as determined under the Income Tax Act (Canada), exceed the adjusted cost base of the Ivy Acquisition shares and reasonable costs of disposition.

Material U.S. Federal Income Tax Consequences

      The following discussion summarizes material U.S. federal income tax consequences that may result from the Plan of Dissolution and distribution to the Company’s shareholders. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, judicial decisions, and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the distributions under the Plan of Dissolution. In addition, the discussion does not address all U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances or to shareholders who are subject to special rates, such as dealers in securities or foreign currency, tax-exempt entities, banks, thrifts, insurance companies, retirement plans, persons that hold the Company’s common stock as part of a “straddle,” a “hedge,” a “constructive sale” transaction or a “conversion transaction,” persons that have a “functional currency” other than the U.S. dollar, and investors in pass-through entities.

      This discussion also does not address the U.S. federal income tax consequences to the Company’s shareholders that do not hold the Company’s common stock as a capital asset. For purposes of this discussion, a U.S. shareholder is: a citizen or resident of the United States; a corporation, partnership or other entity organized under the laws of the United States or any political subdivision thereof; an estate whose income is subject to U.S. federal income taxation regardless of its source; or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust. A non-U.S. shareholder is any shareholder that is not a U.S. shareholder.

      This discussion may not address all tax considerations that may be significant to you. Shareholders are urged to consult their own tax advisors as to their particular tax consequences, including the applicability and effect of any state, local or foreign laws.

      Tax Consequences to Non-U.S. Shareholders. If you are a non-U.S. shareholder of the Company, you will generally not be subject to U.S. federal income tax on gain you realize as a result of the distribution of cash proceeds the Company intends to make pursuant to the Plan of Dissolution, unless:

•	you are an individual present in the U.S. for 183 days or more in the year of the distribution of cash proceeds pursuant to the Plan of Dissolution and either (A) you have a “tax home” in the United States and certain other requirements are met, or (B) the gain from the distribution of cash proceeds pursuant to the Plan of Dissolution is attributable to your office or other fixed place of business in the U.S.;

•	the gain is effectively connected with your conduct of a trade or business in the U.S. and the gain is attributable to a permanent establishment you maintain in the United States if that is required by an applicable income tax treaty as a condition for subjecting you to United States taxation on a net income basis; or

•	you are subject to provisions in the Internal Revenue Code applicable to certain U.S. expatriates.

      If you are a non-U.S. shareholder described in one of the categories above, you will generally be subject to U.S. tax in the same manner as a U.S. shareholder, as described below. But in certain circumstances, a treaty exception might still apply.

      Effectively connected gains recognized by a corporate non-U.S. shareholder may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or at a lower rate if so specified in an applicable tax treaty.

      Backup withholding and information reporting will not apply to the distribution of cash proceeds to a non-U.S. shareholder pursuant to the Plan of Dissolution, provided that the non-U.S. shareholder certifies its non-U.S. status under penalties of perjury on an Internal Revenue Service (“IRS”) Form W-8BEN or otherwise establishes an exemption. A substitute Form W-8BEN will be included with the Letter of Transmittal to be completed by non-U.S. shareholders to prevent backup withholding. See “The Plan of Dissolution — Payment of the Plan of Dissolution Distributions” on page           .

      Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against that non-U.S. shareholder’s U.S. federal income tax liability provided that the required information is furnished to the IRS.

      Tax Consequences to U.S. Shareholders. The Company’s U.S. shareholders may owe taxes on the distribution of cash proceeds the Company intends to make pursuant to the Plan of Dissolution.

      The Company’s U.S. shareholders will recognize capital gain or loss equal to the difference between (i) the amount of cash distributed to them, and (ii) their tax basis for their shares of the Company’s common stock. A shareholder’s tax basis in his or her shares will generally equal the cost of the shares. A shareholder’s capital gain or loss will be computed on a “per share” basis. Capital gain or loss recognized with respect to shares held for more than one year will be treated as long-term capital gain or loss. Long-term capital gain recognized by non-corporate U.S. shareholders is generally subject to tax at preferential tax rates. The deduction of capital loss recognized by a U.S. shareholder is generally subject to limitations.

      If a shareholder receives more than one payment pursuant to the Plan of Dissolution, payments will be treated first as a recovery of the shareholder’s tax basis in the shares of the Company and then taxed as gain to the extent the aggregate payments exceed the shareholder’s tax basis. A shareholder who recognizes a loss pursuant to the Plan of Dissolution will generally not be permitted to recognize the loss until all payments pursuant to the Plan of Dissolution have been made.

      The Company will report to each U.S. shareholder and the IRS the amount of any cash paid to the U.S. shareholder pursuant to the Plan of Dissolution. Backup withholding may apply to the cash proceeds unless the recipient of such distribution supplies a taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise establishes an exemption from backup withholding. A substitute Form W-9 will be included with the Letter of Transmittal to be completed by U.S. shareholders to prevent backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against that U.S. shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

      Tax Consequences to the Company and its Affiliates. Neither Ivy Acquisition, the Company, nor any subsidiaries of the Company should recognize any gain or loss for U.S. Federal income tax purposes in connection with the Plan of Dissolution.

      Tax Consequences to the Executive Officers of the Company. If any executive officer of the Company receives a severance payment pursuant to a Change in Control Agreement or a payment from the Bonus Pool, any such payment will be treated as ordinary income for U.S. Federal income tax purposes. Shareholders of the Company other than the executive officers are not eligible to receive any such payments.

      THE FOREGOING SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES DOES NOT CONSTITUTE LEGAL ADVICE TO ANY PARTICULAR SHAREHOLDER. THE TAX CONSEQUENCES OF THE DISTRIBUTIONS UNDER THE PLAN OF DISSOLUTION MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE SHAREHOLDER. YOU ARE STRONGLY URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE DISTRIBUTIONS UNDER THE PLAN OF DISSOLUTION INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

PLAN OF DISSOLUTION

General

      The Board of Directors of the Company is proposing the Plan of Dissolution of the Company for approval by the shareholders at the special meeting. The Plan of Dissolution was adopted by a resolution of the Company’s Board of Directors, subject to the approval of the holders of a majority of the Company’s common stock, on September 10, 2002. A copy of the Plan of Dissolution is attached as Appendix A to this proxy statement. Material features of the Plan of Dissolution are summarized below. However, these summaries are not complete and are subject in all respects to the provisions of, and are qualified in their entirety by reference to, the Plan of Dissolution. SHAREHOLDERS ARE URGED TO READ THE PLAN OF DISSOLUTION IN ITS ENTIRETY.

Distribution to Unaffiliated Shareholders

      Following the filing of the certificate of dissolution of the Company with the Secretary of State of the State of Delaware, you and the other Unaffiliated Shareholders of record as of the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange will receive cash in the minimum amount of US$4.05 for each share of Company stock that you own. This per share cash payment is subject to possible increase but not to any decrease. The Unaffiliated Shareholders may also be entitled to a post-closing payment under certain conditions.

      The Payment may be adjusted upward if the net combined effect of the following event results in the per share Parent payment exceeding US$4.05:

(1) the amount of Ivy Fund assets under management by the Company at closing is greater than US$760 million, upon which the applicable part of any such upward adjustment shall be determined in accordance with subsection (i) of the immediately following paragraph; or

(2) the amount of the Company’s excess working capital as of the most recent month end prior to the closing (or, if the closing is within the first 10 days of any calendar month, as at the month end prior to such most recent month end) (the “Preliminary Excess Working Capital”) is greater than $44 million, upon which the applicable part of any such upward adjustment shall be determined in accordance with subsection (ii) of the immediately following paragraph.

      Immediately prior to the closing, each Payment may be adjusted upward by adding the net combined effect of, as applicable, the following events if the events result in the per share Parent payment exceeding US$4.05 (i) the amount determined by multiplying 1.9% by the amount that the Ivy Fund assets under management by the Company exceed US$760 million, measured as of the closing date, and dividing such number by the total number of shares of common stock of the Company outstanding immediately prior to the effective time of the dissolution of the Company, and (ii) the amount determined by dividing the amount that the Preliminary Excess Working Capital exceeds US$44 million by the total number of shares of common stock of the Company outstanding immediately prior to the effective time of the dissolution of the Company. If the net combined effect of the foregoing events does not result in the per share Parent payment exceeding US$4.05, any benefit resulting from such events will accrue to Parent.

      As of                     , 2002, the Company had approximately US$           million in Ivy Fund assets under management and excess working capital of approximately US$           million. Therefore, if the Closing had occurred as of                     , 2002, the adjusted per share Payment made to Unaffiliated Shareholders would be approximately US$                    .

      It is expected that the Company’s excess working capital will be reduced by any operating losses incurred by the Company prior to the closing and by the expenses incurred by the Company in effectuating the Plan of Dissolution and the transactions contemplated by the Stock Purchase Agreement.

Post-Closing Adjustment to Unaffiliated Shareholders

      Within sixty days after the Closing, Purchaser must prepare and deliver to Parent a consolidated balance sheet of the Company as of the closing and a certificate of Purchaser’s Chief Financial Officer setting forth the excess working capital of the Company as of the closing (the “Closing Excess Working Capital”). The Unaffiliated Shareholders shall be entitled to receive an additional cash payment (the “Post-Closing Payment”) if the Closing Excess Working Capital exceeds the Preliminary Excess Working Capital (the “Closing Excess Working Capital Adjustment”) and the net effect of the Closing Excess Working Capital Adjustment results in the per share Parent payment exceeding US$4.05. If the Unaffiliated Shareholders are entitled to a Post-Closing Payment, such payment shall equal the amount determined by dividing the Closing Excess Working Capital Adjustment by the total number of shares of common stock of the Company outstanding immediately prior to the effective time of the dissolution of the Company.

Distribution to Ivy Acquisition

      Immediately following the filing of the certificate of dissolution of the Company with the Secretary of State of the State of Delaware and prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, Ivy Acquisition will receive the same amount of payment per share of common stock of the Company in a combination of cash (if any remains after payment to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company, which per share payment to Ivy Acquisition is subject to possible increase by an amount not more than any increased per share amount paid to the Unaffiliated Shareholders and a possible decrease to an amount less than that received by the Unaffiliated Shareholders. Subsequent to the effectuation of the Plan of Dissolution, Parent will sell all of the outstanding capital stock of Ivy Acquisition to Purchaser, pursuant to the terms of the Stock Purchase Agreement. The per share Parent payment shall be no greater than the amount of cash per share of common stock of the Company distributed to the Unaffiliated Shareholders, but such amount will be subject to possible decrease pursuant to certain post-closing adjustments and indemnification obligations of Parent to Purchaser that the Unaffiliated Shareholders will not be subject to. In order to secure this indemnification obligation in part, Purchaser will withhold US$3,000,000 of the cash proceeds payable to Parent. In addition, an amount equal to the maximum aggregate amount potentially payable by the Company or Ivy Acquisition pursuant to an arrangement with certain officers of the Company will be held back from the amount Ivy Acquisition is entitled to receive pursuant to the Stock Purchase Agreement and reserved (the “Success Fee Reserve”).

      The payment to Parent may be adjusted upward or downward based upon the net combined effect of the following events:

(1) the amount of Ivy Fund assets under management by the Company at closing is greater than US$760 million, upon which the applicable part of any such upward adjustment shall be determined in accordance with subsection (i) of the immediately following paragraph; or

(2) the amount of Ivy Fund assets under management by the Company at closing is less than US$760 million, upon which the applicable part of any such downward adjustment shall be determined in accordance with subsection (i) of the immediately following paragraph;

(3) the amount of the Company’s Preliminary Excess Working Capital is greater than US$44 million, upon which the applicable part of any such upward adjustment shall be determined in accordance with subsection (ii) of the immediately following paragraph.

(4) the amount of the Company’s Preliminary Excess Working Capital is less than US$44 million, upon which the applicable part of any such downward adjustment shall be determined in accordance with subsection (ii) of the immediately following paragraph.

      Immediately prior to the closing, the payment to Parent may be adjusted (i) upward by adding the net combined effect of multiplying 85.7% by, as applicable, the following events if the events result in the per share Parent payment exceeding US$4.05 (A) the amount determined by multiplying 1.9% by the amount that the Ivy Fund assets under management by the Company exceed US$760 million, measured as of the closing date of the Stock Purchase Agreement, and (B) the amount by which the Company’s Preliminary Excess Working Capital exceeds US$44 million and/or (ii) downward by subtracting the net combined effect of, as applicable, (A) the amount determined (x) by multiplying 1.9% by the amount that the Ivy Fund assets under management by the Company, measured as of the closing date of the Stock Purchase Agreement, is less than US$760 million (up until the assets under management equals US$500 million) and (y) by multiplying 5% by the amount that the Ivy Fund assets under management by the Company, measured as of the closing date of the Stock Purchase Agreement, is less than $500 million, and (B) the amount by which the Company’s Preliminary Excess Working Capital is less than $44 million. If the net combined effect of the foregoing events does not result in the per share Parent payment exceeding US$4.05, any benefit resulting from such events will accrue to Parent.

      Parent will be responsible for any downward adjustment pursuant to the terms of the Stock Purchase Agreement and will consequently bear 100% of the risk if the Ivy Fund assets under management by the Company decline subsequent to the date of this proxy statement. Therefore, the Unaffiliated Shareholders will receive a Payment at least equal to the amount distributed to Ivy Acquisition and could receive a Payment in excess of the amount received by Ivy Acquisition if any downward adjustment is made to the payment to Ivy Acquisition.

Post-Closing Adjustment to Ivy Acquisition

      The payment received by Parent shall be adjusted upward by the excess, or downward by the deficiency, of the Closing Excess Working Capital Adjustment and the Success Fee Reserve. If the Closing Excess Working Capital Adjustment is a positive number, and results in the per share payment to the Unaffiliated Shareholders and Parent exceeding US$4.05, Parent shall be entitled to receive an amount equal to the Closing Excess Working Capital Adjustment multiplied by 85.7%, or if the Closing Excess Working Capital Adjustment is a negative number, Purchaser shall pay Parent the excess, if any, of the Reserve over the net amount of such adjustment; provided however, that if the Closing Excess Working Capital Adjustment is a negative number larger than the Reserve, Purchaser shall retain the Reserve and Parent shall pay Purchaser the amount by which such Closing Excess Working Capital Adjustment exceeds the Reserve. If the net combined effect of the foregoing events does not result in the per share Parent payment exceeding US$4.05, any benefit resulting from such events will accrue to Parent.

      Within 30 days after the final determination by Purchaser of the amounts, if any, payable by the Company or Ivy Acquisition pursuant an arrangement with certain officers of the Company, Purchaser shall pay Parent the excess, if any, of the Success Fee Reserve over the aggregate amount of such amounts payable, net of any reduction in taxes realized by the Company or Ivy Acquisition as a result of such amounts payable (the “Net Success Fees”). If the Net Success Fees are greater than the Success Fee Reserve, Purchaser shall retain the Success Fee Reserve and Parent shall pay Purchaser the amount by which the Net Success Fees exceed the Success Fee Reserve.

Dissolution

      The dissolution is expected to commence as soon as practicable after approval of the Plan of Dissolution by a majority of the holders of Common Stock of the Company at the special meeting and is contingent on the satisfaction of the conditions to closing set forth in the Stock Purchase Agreement. Parent has agreed to cause Ivy Acquisition, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution.

      Each of the steps of the acquisition of the Company by Purchaser is contingent upon the occurrence of all of the other steps, so that if Parent will not sell all of the outstanding capital stock of Ivy Acquisition owned by Parent to Purchaser pursuant to the Stock Purchase Agreement, the Plan of Dissolution will not be effectuated and you will not be entitled to receive your payment pursuant to the

Plan of Dissolution. Therefore, the liquidation and complete dissolution of the Company is contingent upon the satisfaction of the conditions to closing set forth in the Stock Purchase Agreement.

      Following approval of the Plan of Dissolution by the holders of a majority of the Company’s common stock, the Company will file with the Secretary of State of the State of Delaware a certificate of dissolution dissolving the Company. The Company’s dissolution will become effective, in accordance with the DGCL, upon proper filing of the certificate of dissolution with the Secretary of State or upon such later date as may be specified in the certificate of dissolution. Pursuant to the DGCL, the Company will continue to be liable for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct with respect to those matters specified in the DGCL.

Reasons for the Plan of Dissolution

      On September 10, 2002, the Company’s Board of Directors approved the Plan of Dissolution, subject to approval by the holders of a majority of the Company’s common stock entitled to vote thereon. The Company’s Board of Directors concluded that the Plan of Dissolution was advisable, fair to and in the Company’s best interests and the Company’s shareholders’ best interests because of the various reasons set forth in the section of this proxy statement entitled “Special Factors — Reasons for the Recommendation of the Company’s Board of Directors” on page 35. In addition, the Company’s Board of Directors believes that distribution of the Company’s assets on dissolution will result in more value to the Company’s shareholders than any other available alternatives, directions or strategies.

      Based on this information, the Company’s Board of Directors believes that the distribution in cash to the Unaffiliated Shareholders of a per share value not less than the consideration to be received by Parent pursuant to the Stock Purchase Agreement, would return the greatest value to the Company’s shareholders considered on an equivalent per share basis, as compared to other alternatives.

      There can be no assurance that the dissolution value per share of common stock in the hands of the shareholders will equal or exceed the price or prices at which the common stock has recently traded or may trade in the future. HOWEVER, THE BOARD OF DIRECTORS BELIEVES THAT IT IS ADVISABLE, FAIR TO AND IN THE COMPANY’S BEST INTERESTS AND THAT OF THE COMPANY’S SHAREHOLDERS, INCLUDING THE UNAFFILIATED SHAREHOLDERS, TO MAKE THE PAYMENTS TO THE COMPANY’S SHAREHOLDERS PURSUANT TO THE PLAN OF DISSOLUTION.

      If the Plan of Dissolution is not approved and consummated, the Company’s Board of Directors will evaluate other strategic alternatives available to the Company in accordance with their fiduciary obligations to the Company’s shareholders. In light of the Company’s financial condition, results of operations, cash flows, business and prospects, including the deterioration of certain of the Company’s financials, such as negative fund flows, decline in assets and revenues, increases in operating expenses and profit margin retraction, these alternatives may be limited.

Abandonment; Amendment

      If the Plan of Dissolution is approved by the holders of a majority of the Company’s common stock, shareholders of the Company and the Company’s Board of Directors may amend the Plan of Dissolution prior to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. To amend the Plan of Dissolution prior to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, shareholders holding a majority of the voting power of the Company must approve a proposal amending the Plan of Dissolution at a properly convened meeting of the Company’s shareholders or by the written consent of a majority of the holders of the Company’s common stock.

      Under the Company’s by-laws, a special meeting may be called for the purpose of considering a proposal to amend or abandon the Plan of Dissolution. The written notice of the special meeting must state the purpose of the meeting.

      If the Plan of Dissolution were amended by proper approval of the majority of the shareholders of the Company, the dissolution of the Company would continue pursuant to the amended plan of dissolution.

      The Company’s Board of Directors may also amend and modify the Plan of Dissolution to conform with the laws of the State of Delaware if the Company’s Board of Directors deems it in the best interests of the Company and the Company’s stockholders to do so. In addition, prior to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, in the event that the Stock Purchase Agreement is terminated, the Plan of Dissolution shall be abandoned without further approval by a majority of the voting power of the Company.

      Subsequent to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, shareholders holding a majority of the voting power of the Company may approve a proposal revoking the Plan of Dissolution at a properly convened meeting of the Company’s shareholders or by the written consent of a majority of the voting power of the Company. If abandonment of the Plan of Dissolution were properly approved by a majority of the shareholders of the Company, the dissolution of the Company would cease and the Plan of Dissolution would be revoked. The Company would then continue its existence as a going concern. The Company’s Board of Directors may not revoke the Plan of Dissolution subsequent to the filing of a certificate of dissolution with the Secretary of State of the State of Delaware.

      Parent has agreed to cause Ivy Acquisition, which beneficially owns approximately 85.7% of the outstanding shares of the Company’s common stock, to vote the shares it owns in favor of approval of the Plan of Dissolution.

Payment of the Plan of Dissolution Distributions

      On the date that is three business days after the Company’s common stock is delisted from the Toronto Stock Exchange (the “Final Record Date”)(See “The Plan of Dissolution — Listing of the Company’s Common Stock”), CIBC Mellon Trust Company, which the Company has designated to act as paying agent, will deliver to each of the Company’s shareholders of record on the Final Record Date, a Letter of Transmittal with instructions indicating how to inform the paying agent of the proper address at which the shareholder will receive the Payment to which the shareholder will be entitled upon the consummation of the Plan of Dissolution. You should follow the procedures described in such letter of transmittal and complete and sign the Substitute Form W-9 or Substitute Form W-8BEN, as applicable, included as part of the letter of transmittal, and return such form to the paying agent in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent. See “Summary — The Plan of Dissolution — Material Canadian Tax Consequences,” “Summary — The Plan of Dissolution — Material U.S. Federal Income Tax Consequences,” “The Plan of Dissolution — Material Canadian Tax Consequences” and “Special Factors — Material U.S. Federal Income Tax Consequences.”

      Immediately after the effective time of the Plan of Dissolution, the Company will deposit, or cause to be deposited, with the paying agent immediately available funds in an aggregate amount necessary to pay the US$4.05 per share distribution to the Unaffiliated Shareholders. The paying agent will use these funds for the sole purpose of making the distribution to the Unaffiliated Shareholders entitled to receive payment pursuant to the Plan of Dissolution according to the procedure summarized below.

      When each Unaffiliated Shareholder has returned its Letter of Transmittal, it will receive payment in the amount of the Payment multiplied by the number of shares of the Company’s common stock that such shareholder holds of record as of the Final Record Date.

      In the event that the Unaffiliated Shareholders are entitled to a post-closing payment, the Company shall distribute such per share payment to the holders of record, as of the filing of the certificate of dissolution with the Secretary of State of the State of Delaware.

      No interest will be paid or accrued on any distribution pursuant to the Plan of Dissolution. Payments of any distributions may be reduced by any applicable backup withholding taxes at the Company’s discretion.

      If the distribution pursuant to the Plan of Dissolution, or any portion of it, is to be paid to a person other than you, it will be a condition to the payment of such distribution that you pay to the paying agent any transfer or other taxes required by reason of the transfer or establish to the satisfaction of the Company that the taxes have been paid or are not required to be paid.

      Upon the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, you will cease to have any rights as a shareholder of the Company, except for the right to receive payment of the Payment pursuant to the Plan of Dissolution, without interest, less any withholding taxes, if applicable.

      Upon the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, the Company’s stock ledger with respect to shares of the Company’s common stock that were outstanding prior to the dissolution will be closed and no further registration of transfers of these shares will be made.

      After six months following the effective time of the dissolution, the paying agent will on demand, deliver to Ivy Acquisition all cash that has not yet been distributed in payment of the distribution pursuant to the Plan of Dissolution, plus any accrued interest, deliver notice to the Unaffiliated Shareholders who have not received Payment up to such date, of the proper address to deliver a Letter of Transmittal after such date whereupon the paying agent’s duties will terminate. Thereafter, you may deliver a Letter of Transmittal to Ivy Acquisition and receive the Payment pursuant to the Plan of Dissolution, without interest, less any withholding taxes, if applicable. However, you will have no greater rights against Ivy Acquisition than may be accorded to general creditors of Ivy Acquisition under applicable law. None of the Company, Purchaser, Parent or Ivy Acquisition will be liable to you for any such distribution delivered to a public official under any applicable abandoned property, escheat or similar law.

Conduct of the Company Following Adoption of the Plan of Dissolution and Consummation of the Transactions Contemplated by the Stock Purchase Agreement

      Following approval of the Plan of Dissolution by the Company’s shareholders and the filing of a certificate of dissolution with the Secretary of State of the State of Delaware immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company’s activities will be limited to winding up the Company’s affairs, taking such action as may be necessary to preserve the value of the Company’s assets and distributing the Company’s assets in accordance with the Plan of Dissolution.

      The Company will close its stock transfer books and discontinue recording transfers of shares of its common stock on the Final Record Date, and thereafter certificates representing shares of its common stock will not be assignable or transferable on its books except by will, intestate succession or operation of law. After the Final Record Date, the Company will not issue any new stock certificates. All distributions pursuant to the Plan of Dissolution will be made to the Company’s shareholders according to their holdings of common stock as of the Final Record Date.

Assumed Liabilities

      Pursuant to the Plan of Dissolution, Ivy Acquisition will be assuming all of the Company’s liabilities as of the effective date of the Plan of Dissolution.

Satisfaction of Liabilities; Contingency Reserve

      Under the DGCL, the Company is required, in connection with the Company’s dissolution, to pay or provide for payment of all of the Company’s liabilities and obligations. Following approval of the Plan of Dissolution by the Company’s shareholders, the Company will pay all expenses and fixed and other known liabilities, or set aside as contingency reserve cash and other assets which the Company believes to be adequate for payment thereof. The Company does not currently expect to set aside a contingency reserve since all liabilities of the Company will be assumed by Ivy Acquisition pursuant to the terms of the Plan of Dissolution. Pursuant to the terms of the Voting, Support and Indemnification Agreement, Parent has agreed to indemnify Purchaser and its affiliates from and against certain losses imposed on, incurred or suffered by or asserted against Purchaser and its affiliates, from a breach by the Company of a representation or covenant contained in the Stock Purchase Agreement. However, if Parent fails to satisfy its indemnity obligation referred to in the immediately preceding sentence, each shareholder may be held liable for his or her pro rata share of the amount by which the liability exceeds the contingency reserve. UNDER THE DGCL, IN THE EVENT THE COMPANY FAILS TO CREATE AN ADEQUATE CONTINGENCY RESERVE FOR PAYMENT OF THE COMPANY’S EXPENSES AND LIABILITIES, OR SHOULD SUCH CONTINGENCY RESERVE BE EXCEEDED BY THE AMOUNT ULTIMATELY FOUND PAYABLE IN RESPECT OF EXPENSES AND LIABILITIES, EACH SHAREHOLDER COULD BE HELD LIABLE FOR THE PAYMENT TO CREDITORS OF SUCH SHAREHOLDER’S PRO RATA SHARE OF SUCH EXCESS, LIMITED TO THE AMOUNTS RECEIVED BY SUCH SHAREHOLDER FROM THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION. If the Company were held by a court to have failed to make adequate provision for the Company’s expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve, a creditor of the Company’s could seek an injunction against the making of distributions under the Plan of Dissolution on the ground that the amounts to be distributed were needed to provide for the payment of the Company’s expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to shareholders under the Plan of Dissolution.

Final Record Date

      The Company will close its stock transfer books and discontinue recording transfers of shares of its common stock on the Final Record Date, and thereafter certificates representing shares of its common stock will not be assignable or transferable on its books except by will, intestate succession or operation of law. After the Final Record Date, the Company will not issue any new stock certificates. All distributions pursuant to the Plan of Dissolution will be made to the Company’s shareholders according to their holdings of common stock as of the Final Record Date.

Listing of the Company’s Common Stock

      The Company’s common stock is currently listed for trading on the Toronto Stock Exchange. The Company will seek to deregister as a reporting company under the 1934 Act and also delist its common stock from the Toronto Stock Exchange approximately two business days after the effective date of a certificate of dissolution filed with the Secretary of State of the State of Delaware, which we expect will occur immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement. Upon the effectiveness of the deregistration, the Company will no longer be subject to the provisions of the 1934 Act. Upon the effectiveness of the delisting, a public market for the Company’s common stock can not be expected to exist.

Appraisal Rights

      Under Delaware law, the Company’s shareholders have the right to vote on a proposal for the dissolution of the Company. If the proposal for the dissolution of the Company is approved by a majority in voting power of the Company’s shareholders, each of the Company’s shareholders, whether or not such shareholder voted for the approval of the Plan of Dissolution, will be entitled to receive payment as set forth in the Plan of Dissolution. Under Delaware law, the Company’s shareholders are not entitled to appraisal rights for their shares of the Company’s common stock in connection with the transactions contemplated by the Plan of Dissolution, or to any similar rights under Delaware law. However, shareholders of a Delaware corporation have rights in certain circumstances to bring a derivative action on behalf of the corporation in connection with decisions of its board of directors.

THE STOCK PURCHASE AGREEMENT

Selected Provisions of the Stock Purchase Agreement and Related Agreements

Purchase Price

      In consideration of the sale to Purchaser of all outstanding shares of Ivy Acquisition, Purchaser shall pay to Parent US$74,000,000 (the “Purchase Price”) less the amount paid to Unaffiliated Shareholders upon the dissolution of the Company, subject to adjustments as set forth in the Stock Purchase Agreement.

The Closing

      The closing contemplated by the Stock Purchase Agreement will occur on the second business day following the date on which the last of the closing conditions set forth in Stock Purchase Agreement that are capable of being satisfied before closing are fulfilled or waived in accordance with the Stock Purchase Agreement, unless Parent and Purchaser agree to a different date. The Company and Purchaser have agreed to use commercially reasonable efforts to ensure that the closing occurs on or before December 31, 2002. The Company currently expects the closing to occur on or about December      , 2002, although their can be no assurances that the transactions contemplated by the Stock Purchase Agreement will close on such date or that such transactions will close at all.

Representations and Warranties

      The Company and Ivy Acquisition will make various representations and warranties to Purchaser related to, among other things:

(a) corporate organization and similar corporate matters;

(b) board approval of the Stock Purchase Agreement;

(c) authorization to execute and perform, and the enforceability of, the Stock Purchase Agreement;

(d) the capitalization of the Company and Ivy Acquisition;

(e) the absence of any conflict caused by the execution, delivery and performance of the transactions contemplated by the Stock Purchase Agreement;

(f) third party consents and governmental approvals and filings;

(g) books and records;

(h) current filing status of the Company with the SEC and any Canadian securities regulators;

(i) material liabilities of the Company;

(j) compliance with applicable laws;

(k) certain corporate matters concerning the Ivy Fund;

(l) assets under management by the Company and its subsidiaries;

(m) title to assets;

(n) the Company’s contracts;

(o) the Company’s intellectual property;

(p) litigation;

(q) tax matters;

(r) insurance;

(s) labor and employment matters;

(t) benefit plan obligations;

(u) fairness opinion and broker fees;

(v) derivatives;

(w) the absence of changes;

(x) financials; and

(y) regulatory filings.

Indemnification

      The Company will not be indemnifying Purchaser pursuant to the terms of the Stock Purchase Agreement. However, under the Voting, Support and Indemnification Agreement, Parent has agreed to indemnify and hold harmless Purchaser and its affiliates from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs, reasonable attorneys’ fees and other expenses incurred in investigating and preparing for, or otherwise in connection with, any litigation or proceeding) that Purchaser or any of its affiliates incurs and that relate to or arise out of:

(a) any breach or default by the Company or Ivy Acquisition of any of the representations or warranties relating to (i) corporate organization and similar corporate matters, (ii) board approval by the Company and Ivy Acquisition of the Stock Purchase Agreement, (iii) authorization, no conflicts and consents; (iv) securities filings, financial statements and liabilities of the Company, (v) certain representations with respect to the Ivy Fund, (vi) tax matters and (vii) broker related fees;

(b) any breach or default by Parent of any of the representations or warranties made by Parent under the Voting, Support and Indemnification Agreement;

(c) any breach or default by the Company, Parent or Ivy Acquisition of any of the covenants or agreements under the Stock Purchase Agreement or the Voting, Support and Indemnification Agreement;

(d) the Plan of Dissolution;

(e) the restatement of the Company’s results of operations for each of the years ended March 31, 1999 through March 31, 2001 and the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001 in accordance with GAAP; or

(f) any merger of Ivy Management into Ivy Acquisition, provided that such merger is effected within 180 days after the closing date.

      Purchaser has agreed to indemnify and hold harmless Parent and each officer, director, employee, consultant, stockholder and affiliate of Parent (the “Parent Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs, reasonable attorneys’ fees and other expenses incurred in investigating and preparing for, or otherwise in connection with, any litigation or proceeding) that any of the Parent Indemnified Parties incurs and that relate to or arise out of:

(a) any breach or default by Purchaser of any of the representations or warranties related to (i) its corporate organization and similar corporate matters, (ii) authorization, no conflicts and consents, (iii) certain regulatory filings, (iv) broker related fees and (v) unfair burden on the Ivy Fund; and

(b) any breach or default by Purchaser of any covenant or agreement under the Stock Purchase Agreement or the Voting, Support and Indemnification Agreement.

Conditions to Closing

      The obligations of the Company, Parent and Ivy Acquisition, on the one hand, and Purchaser, on the other hand, to effect the closing shall be subject to the following conditions:

(a) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Stock Purchase Agreement shall be in effect, that no proceeding initiated by any governmental authority seeking an injunction shall be pending and that no statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental authority which prohibits, restricts or makes illegal consummation of the transactions contemplated by the Stock Purchase Agreement;

(b) The Plan of Dissolution shall have been approved by the holders of a majority of the Company’s common stock;

(c) The certificate of dissolution shall have been filed with the Delaware Secretary of State and shall have become effective pursuant to the DGCL, and all transactions contemplated by the Plan of Dissolution shall have been consummated; and

(d) Any applicable waiting period, clearance, approval and filing under the HSR Act relating to the transactions contemplated by the Stock Purchase Agreement shall have expired or been terminated.

      The obligation of Purchaser to effect the transactions contemplated by the Stock Purchase Agreement is subject to the following conditions, any one or more of which may be waived in writing by Purchaser in whole or in part:

(a) Each of the representations and warranties of the Company and Ivy Acquisition set forth in the Stock Purchase Agreement shall be true and correct in all material respects (provided that any representation or warranty of the Company or Ivy Acquisition contained in the Stock Purchase Agreement that is qualified by a materiality standard or a material adverse effect standard shall not be further qualified hereby) as of the closing (except to the extent any such representation or warranty speaks as of or is limited to an earlier date);

(b) The Company, each of the Company’s subsidiaries and Ivy Acquisition shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by the Stock Purchase Agreement to be performed or complied with by them at or prior to the closing;

(c) No events or conditions shall have occurred that, individually or in the aggregate, have had or would be reasonably likely to have a material adverse effect on the Company;

(d) Ivy Acquisition shall have delivered to Purchaser a certificate dated as of the closing, confirming the satisfaction of the conditions contained in subparagraphs (a) through (c) of this paragraph;

(e) The Company, each of the Company’s subsidiaries and Ivy Acquisition shall have obtained all necessary board and shareholder approvals required by each Ivy Fund, the necessary elections to the Ivy Fund board of directors and all items necessary to consummate the transactions of the Ivy Fund contemplated by the Stock Purchase Agreement; provided however, to the extent that the Company shall have obtained shareholder approval of each Ivy Fund with respect to portfolios representing at least 92.5% of the assets under management of the Ivy Fund as of the closing, which must include the following portfolios, Ivy Global Natural Resources, Ivy Cundhill Global Value Fund, and Ivy Pacific Opportunities Fund, this condition shall be deemed satisfied with respect to such shareholder approvals;

(f) Parent shall have duly executed and delivered the Subadvisory Agreement, which Subadvisory Agreement shall be in full force and effect immediately after the Closing;

(g) Parent shall have duly executed and delivered a Trademark Agreement (the “Trademark Agreement”) in the form attached to the Stock Purchase Agreement;

(h) Parent shall have performed in all material respects each of its obligations under the Voting, Support and Indemnification Agreement to be performed on or prior to the closing;

(i) All governmental and third party consents shall have been obtained, each in form and substance reasonably satisfactory to Purchaser;

(j) Purchaser shall have received a favorable opinion or opinions of counsel to the Company, Parent and Ivy Acquisition;

(k) Purchaser shall have received a favorable tax opinion of counsel to the Company;

(l) Ivy Acquisition shall have assumed certain agreements with the Company’s officers and affiliates;

(m) Each officer of Ivy Acquisition that is not an employee of Ivy Acquisition as of the closing and each director of Ivy Acquisition shall have resigned as an officer or director of Ivy Acquisition;

(n) Parent shall have duly executed and delivered a Tax Matters Agreement (the “Tax Matters Agreement”) in the form attached to the Stock Purchase Agreement;

(o) Parent shall have duly executed and delivered a Marketing Agreement (the “Marketing Agreement”) in the form attached to the Stock Purchase Agreement; and

(p) All registrations of the Company under applicable securities laws shall have been terminated and, if necessary, Ivy Acquisition shall have duly registered as an investment advisor under all applicable laws.

      The obligation of the Company, Parent and Ivy Acquisition to effect the transactions contemplated by the Stock Purchase Agreement shall be subject to the following conditions, any one or more of which may be waived in whole or in part by Parent in writing:

(a) Each of the representations and warranties of Purchaser contained in the Stock Purchase Agreement shall be true and correct in all material respects (provided that any representation or warranty of Purchaser contained in the Stock Purchase Agreement that is qualified by a materiality standard shall not be further qualified hereby) as of the closing (except to the extent any such representation or warranty speaks as of or is limited to an earlier date);

(b) Purchaser shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by the Stock Purchase Agreement to be performed or complied with by it at or prior to the closing;

(c) Purchaser shall have delivered to Ivy Acquisition a certificate, dated as of the closing, from a senior executive officer of Purchaser confirming the satisfaction of the conditions contained in subparagraphs (a) and (b) of this paragraph;

(d) Purchaser shall have duly executed and delivered the Trademark Agreement;

(e) All governmental and third party consents shall have been obtained, each in form and substance reasonably satisfactory to Parent;

(f) Ivy Acquisition shall have received a favorable opinion of counsel to Purchaser;

(g) Ivy Management shall have duly executed and delivered the Subadvisory Agreement;

(h) Purchaser shall have duly executed and delivered the Tax Matters Agreement; and

(i) Purchaser shall have duly executed and delivered the Marketing Agreement.

Limitations on Considering Other Acquisition Proposals

      During the period from the date of the Stock Purchase Agreement and until the earlier of the closing or the termination of the Stock Purchase Agreement, the Company, its subsidiaries and their respective officers, directors, employees, representatives and agents, shall not, and the Company shall use commercially reasonable efforts to cause any of the Company’s affiliates not to, directly or indirectly, solicit or knowingly encourage any proposals or offers from any corporation, partnership, person or other entity or group other than the Purchaser or an affiliate of Purchaser concerning any acquisition, consolidation, tender or exchange offer, merger, business combination, sale of securities or substantial assets of any of the Company or its subsidiaries or any other transaction that would result in the sale of all or any of the Company, the subsidiaries or their respective businesses (other than sales of assets in the ordinary course of business) or that would otherwise adversely affect the ability of the Company and Purchaser to consummate the transactions contemplated by the Stock Purchase Agreement (any such transaction being referred to herein as an “Acquisition Proposal”).

      The Company and Ivy Acquisition will promptly (and in no event later than 36 hours after receipt) notify Purchaser in writing of, and will disclose to Purchaser all material details (including, without limitation, the identity of the third party making such Acquisition Proposal) of, any Acquisition Proposal, whether oral or written, that any of the Company, its subsidiaries or any of their respective affiliates, officers, directors, employees, representatives or agents receives after the date of the Stock Purchase Agreement.

      The Company, its subsidiaries, and their respective affiliates, officers, directors, employees, representatives and agents shall not, and shall not resolve to:

(a) furnish or cause to be furnished information concerning the Company’s or its subsidiaries’ business, properties or assets to a third party, or enter into, participate in, conduct or engage in discussions or negotiations with such third party,

(b) take any position with respect to an Acquisition Proposal in this proxy statement or otherwise in accordance with Rules 14d-9 and 14e-2 under the Exchange Act in any manner adverse to Purchaser or the transactions contemplated by the Stock Purchase Agreement or make disclosure to the Company’s shareholders regarding such Acquisition Proposal,

(c) not recommend, or withdraw its approval or recommendation of, the Plan of Dissolution,

(d) modify or qualify such approval or recommendation in a manner adverse to Purchaser,

(e) approve or recommend any proposed Acquisition Proposal, or

(f) cause or allow the Company or any of its subsidiaries to enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to an Acquisition Proposal.

      Notwithstanding the foregoing, if prior to the special meeting, the Company’s Board of Directors determines in good faith, after it has received a superior Acquisition Proposal and after consultation with its financial advisors and legal counsel, that it must take such action to comply with its fiduciary duties to the shareholders, then the Company’s Board of Directors may take any of the actions contemplated by clauses (a) through (e) (but not any of the actions contemplated by clause (f)) of the immediately preceding sentence (a “Subsequent Action”), but only if (1) in connection with any Subsequent Action contemplated by clause (a) above, the relevant third party executes a confidentiality agreement on terms no less favorable in the aggregate to the Company than those in the confidentiality agreement between the Company and Purchaser, (2) the Company delivers to Purchaser a written notice advising Purchaser that the Company’s Board of Directors has received a superior Acquisition Proposal and specifying the material terms and conditions of such superior Acquisition Proposal, identifying the person making such superior Acquisition Proposal and stating that, not earlier than the second business day following receipt by Purchaser of such notice, the Company’s Board of Directors intends to take a Subsequent Action; (3) during such two business day period, the Company shall have considered, and shall have caused its affiliates, officers, directors, employees, representatives and agents to have considered, in good faith any adjustments in the terms and conditions of the Stock Purchase Agreement that Purchaser may propose; and (4) Purchaser does not, within such two business day period, offer to make such adjustments in the terms and conditions of the Stock Purchase Agreement or other proposals regarding the Company such that the Company’s Board of Directors determines in its good faith judgment (after consultation with its financial advisors and legal counsel) that the Stock Purchase Agreement, together with such adjustments offered by Purchaser, is at least as favorable to the Company’s shareholders as such superior Acquisition Proposal.

Termination of the Stock Purchase Agreement

      The Stock Purchase Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Closing as follows:

(a) by the mutual written consent of Purchaser and Parent;

(b) by either Parent or Purchaser if a judgment, injunction, order or decree of a court or other competent governmental authority enjoining the Company, Parent, Ivy Acquisition or Purchaser from consummating the transactions contemplated by the Stock Purchase Agreement shall have been entered, and such judgment, injunction, order or decree shall have become final and nonappealable; provided that a party may not terminate the Stock Purchase Agreement pursuant to this clause if it or its affiliates’ failure to perform its obligations under the Stock Purchase Agreement resulted in or substantially contributed to the issuance of such judgment, injunction or decree;

(c) by either Parent or Purchaser if the Plan of Dissolution shall fail to receive the approval of a majority of the holders of the Company’s common stock;

(d) by Parent, on the one hand, or by Purchaser, on the other hand, if there shall have been a material breach by the other of any of its representations and warranties set forth in the Stock Purchase Agreement, which breach would, under subsection the Stock Purchase Agreement, entitle the party receiving such representations and warranties not to consummate the transactions contemplated by the Stock Purchase Agreement and which breach, if it is of a nature that may be cured, shall not have been cured within 30 days after notice thereof shall have been received by the party alleged to be in breach;

(e) by Parent, on the one hand, or by Purchaser, on the other hand, if there shall have been a material breach of any of the covenants or agreements set forth in the Stock Purchase Agreement on the part of Purchaser (in the case of termination by Parent) or in the Stock Purchase Agreement or in the Support Agreement on the part of the Company, any of its subsidiaries or Parent (in the case of termination by Purchaser), which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the other; and

(f) at the election of Purchaser or Parent, if the closing shall not have occurred on or before February 28, 2003.

      In the event that Parent or Purchaser terminate the Stock Purchase Agreement pursuant to subsection (c) of the immediately preceding paragraph, the Company is obligated to pay to Purchaser a termination fee equal to US$2,000,000.

      A party who is in material breach of any of its obligations or representations and warranties under the Stock Purchase Agreement shall not have the right to terminate the Stock Purchase Agreement pursuant to subsections (b) through (f) of the immediately preceding paragraph.

Covenants as to the Conduct of the Company’s Business

      During the period from the date of the Stock Purchase Agreement until the closing, except as expressly contemplated by the Stock Purchase Agreement, as required by applicable law or with the prior written consent of Purchaser, each of the Company, Ivy Acquisition and their respective subsidiaries shall and, to the extent within its control, shall cause the Ivy Fund to:

(a) carry on its respective business in the ordinary course of business;

(b) use commercially reasonable efforts to preserve its respective present business organization and relationships;

(c) use commercially reasonable efforts to keep available the present services of its employees;

(d) use commercially reasonable efforts to preserve its assets under management and profitability and the goodwill and relations of its clients and others with whom business relationships exist consistent with past practice;

(e) not enter into any business venture, contract or any other arrangement, whether written or oral (except for normal, recurring expenditures incurred in the ordinary course of business), in any amount in excess of US$100,000, or any contract or other arrangement, whether written or oral, with any director, officer or affiliate of the Company, Ivy Acquisition or any of their respective subsidiaries;

(f) not take any action the taking of which would or could reasonably be expected to result in any of the representations and warranties of the Company and Ivy Acquisition set forth in the Stock Purchase Agreement being or becoming untrue in any material respect or any of its agreements herein being breached in any material respect;

(g) not amend its organizational documents;

(h) not grant, issue or sell any equity interest of which the Company, Ivy Acquisition or any of their respective subsidiaries is the issuer other than pursuant to the exercise of up to 1,185,500 stock options outstanding as of the date of the Stock Purchase Agreement;

(i) not effect any recapitalization, reclassification, dividend or split of equity interests or any similar change in capitalization of the Company, Ivy Acquisition or any of their respective subsidiaries;

(j) not merge, consolidate, amalgamate, transfer all or substantially all of its assets or engage in any similar transaction;

(k) not declare, set aside or pay any dividend or distribution to the holders of the equity interests of the Company, Ivy Acquisition or any of their respective subsidiaries;

(l) not acquire, transfer, sell, lease, pledge, or encumber any assets material to the Company, Ivy Acquisition or any of their respective subsidiaries;

(m) not acquire (by merger, consolidation or acquisition of stock or assets) any person or division thereof or (other than by the Ivy Fund) make any material investment by purchase of stock or securities, contributions to capital (other than to the Company, Ivy Acquisition or any of their respective subsidiaries), property transfer or purchase of property or assets of any person;

(n) other than in the ordinary course of business, not incur any indebtedness for money borrowed, any capital lease obligation or other long term liability or issue any debt securities or assume, guarantee, endorse or otherwise become responsible for, the obligations of any other person, or make any loans or advances;

(o) with respect to the Company, any of the Subsidiaries or Ivy Acquisition, not enter into any new contract that would be a material contract under the Stock Purchase Agreement if in effect on the date of the Stock Purchase Agreement or terminate, amend, modify or waive compliance of any provision of any material contract in any respect materially adverse to the Company, Ivy Acquisition or any of their respective subsidiaries;

(p) with respect to the Company, Ivy Acquisition or any of their respective subsidiaries, not make or change any material tax election, release, assign, settle or compromise any material tax liability, dispute or controversy, or waive any statute of limitations for any tax claim or assessment, except in connection with a request under the Voting, Support and Indemnification Agreement or any income tax refund relating to the Company’s fiscal year ending March 31, 2002;

(q) subject to applicable fiduciary responsibilities to the Ivy Fund, not allow the Ivy Fund to make or change any material tax election, release, assign, settle or compromise any tax liability, dispute, or controversy, or waive any statute of limitations for any tax claim or assessment;

(r) except as may be required as result of a change in applicable law or in GAAP, not change any accounting principles or practices;

(s) not release, assign, settle or compromise any claim or litigation other than in the ordinary course of business;

(t) with respect to the Company, Ivy Acquisition or any of their respective subsidiaries, pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary course of business; and

(u) not enter into any agreement or understanding that would be inconsistent with any of the foregoing matters.

      Notwithstanding the foregoing, prior to the Closing, the Company shall have the right to cause Ivy Management to undertake not to pursue any claims relating to accounts payable by the Company to Ivy Management against any person who receives any proceeds pursuant to the Plan of Dissolution (other than Ivy Acquisition) or against any directors or officers of the Company to the extent that such persons become liable for such claims a result of the Plan of Dissolution. In addition, Purchaser shall not, and Purchaser shall cause its subsidiaries not to, pursue any claims relating to accounts payable by the Company to Ivy Management against any person who receives any proceeds pursuant to the Plan of Dissolution (other than Ivy Acquisition) or against any directors or officers of the Company to the extent that such persons become liable for such claims a result of the Plan of Dissolution.

     Estimated Fees and Expenses

      The Company, Parent and Purchaser is each obligated to pay their respective legal, accounting, out-of-pocket and other expenses incurred in connection with the Stock Purchase Agreement; provided that all filing fees paid or payable under the HSR Act shall be paid one-half by Purchaser and one-half by the Company. The Company estimates the expenses of the Company and Parent to total approximately US$5 million at the time of the Closing.

     Federal Regulatory Matters

      Other than this proxy statement and the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, no consent, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by the Company, Parent or any of their respective affiliates in connection with the execution, delivery or performance of the Stock Purchase Agreement, except (a) as may be required pursuant to the HSR Act, (b) as may be required by or pursuant to the rules of any Self Regulatory Organization, as such term is defined under the Securities Exchange Act of 1934, as amended, (c) certain licenses and permits of the Company, (d) filings of proxy materials with the SEC that will be required to be made in connection with the necessary shareholders approvals of each Ivy Fund, (e) filings of prospectus supplements and/or registration statement amendments with the SEC that will be required to be made to update the prospectus disclosure of any Ivy Fund in connection with the Stock Purchase Agreement or any transaction contemplated thereby, (f) the filing of an amendment to the Forms ADV of Ivy Acquisition and Ivy Management to reflect a change in control and related changes, and a Form ADV-W to withdraw the registration of the Company, (g) certain filings with Canadian Securities Administrators, the Toronto Stock Exchange and other Canadian governmental authorities, (h) any necessary exemptive relief from the Ontario Securities Commission and the Quebec Securities Commission from the applicable requirements of Ontario Securities Commission Rule 61-501 and Quebec Securities Commission Policy Q-27 in form and substance reasonably satisfactory to Purchaser, (i) certain disclosure and notice requirements pursuant to the Exchange Act, (j) any state notice filings in connection with the registration of Ivy Acquisition and de-registration of the Company and (k) any state filings to effect a change of registered agent and/or a name change on the Company or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

      The Company is a majority-owned subsidiary of Ivy Acquisition. As of October 21, 2002, Ivy Acquisition holds approximately 85.7% of the issued and outstanding shares of common stock of the Company.

      The following table sets forth, as of October 21, 2002, certain information as to holdings of the Company’s common stock by each person or group that is known to the Company to be the beneficial owner of more than 5% of the outstanding common stock.

		Beneficial		Percent of
Title of Class	Name and Address of Beneficial Owner	Ownership		Class

Common Stock, $.01 par value per share	Ivy Acquisition Corporation, c/o Mackenzie Financial Corporation, ATTN: Mr. Edward Merchand C.A., Senior Vice President & CFO, 150 Bloor Street West, Toronto, Canada	15,987,910	(1)	85.70%

Common Stock, $.01 par value per share	Royal Trust Company Royal Trust Tower Box 7500, Station A Toronto, Ontario M6W 1P9 Canada	1,077,800	(2)	5.78%

(1)	All shares are owned of record and beneficially. On September 9, 2002, Parent transferred these shares to its wholly-owned subsidiary, Ivy Acquisition.

(2)	The entity set forth above is the shareholder of record (for the benefit of its customers) and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although it generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

      The following table sets forth, as of October 21, 2002, certain information as to the holdings of shares of common stock of the Company by (i) each director of the Company, (ii) each executive officer named in the “Securities Ownership of Certain Beneficial Owners and Management” included in the Company’s Proxy Statement on Schedule 14A for the 2002 annual and special meeting of the Company’s shareholders, and (iii) all directors and officers of the Company as a group.

Beneficial
Ownership
		(Common	Percent of
Title of Class	Name of Beneficial Owner	Stock/Options(1)(2))	Class

Common Stock / Stock Options	Keith J. Carlson	20,000 / 265,000	*
Common Stock / Stock Options	James W. Broadfoot III	44,000 / 81,000	*
Common Stock / Stock Options	Paul P. Baran	0 / 69,000	*
Common Stock / Stock Options	Thomas H. Bivin	0 / 58,000	*
Common Stock / Stock Options	Beverly Yanowitch	6,000 / 30,000	*
Common Stock / Stock Options	Stephen J. Barrett	0 /12,000	*
Common Stock / Stock Options	Robert Perry	0 /37,000	*
Common Stock / Stock Options	All directors & officers as a group (14 persons)	101,200 / 72,000	3.61%

(1)	Options exercisable within 60 days of October 21, 2002.

(2)	Messrs. Carlson and Bivan are the only two beneficial owners listed who have options to purchase shares of the Company’s common stock that have an exercise price per share below US$4.05. Mr. Carlson is the beneficial owner of options to purchase 122,500 shares of the Company’s common stock at an exercise price of US$4.03 per share, which would result in gross gain of US$2,450, assuming a price per share equal to US$4.05. Mr. Bivan is the beneficial owner of options to purchase 35,000 shares of the Company’s common stock at an exercise price of US$4.03 per share, which would result in gross gain of US$700, assuming a price per share equal to US$4.05.

INDEPENDENT AUDITORS

      The Company’s consolidated financial statements as of March 31, 2002 and 2001 and for each of the three years in the period ended March 31, 2002, incorporated by reference in this proxy statement, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in their report appearing therein.

      It is not intended that PricewaterhouseCoopers LLP will attend the special meeting.

FUTURE SHAREHOLDER PROPOSALS

      If the certificate of dissolution is filed with the Secretary of State of the State of Delaware, the Company does not anticipate that there will be any meetings of shareholders of the Company. However, if the Plan of Dissolution is not effectuated, the Company will have future meeting of shareholders pursuant to the terms of the Company’s bylaws, and the Company’s shareholders will continue to be entitled to attend and participate in the Company’s shareholder meetings. If the Plan of Dissolution is not effectuated, the Company will inform its shareholders, by press release or other means determined reasonable by the Company, of the date by which shareholder proposals must be received by the Company for inclusion in the proxy materials relating to the Company’s annual meeting, which proposals must comply with the rules and regulations of the SEC then in effect.

WHERE SHAREHOLDERS CAN FIND MORE INFORMATION

      The Company files reports, proxy and information statements and other information with the SEC. Copies of such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at:

Judiciary Plaza Room 1024

450 Fifth Street, N.W.
Washington, D.C. 20549

      Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding the Company. The address of the SEC’s Internet site is http://www.sec.gov.

      The Company undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. Requests for copies should be directed to Mackenzie Investment Management Inc., 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, Attention: Chief Financial Officer (telephone number (561) 393-8900).

      Document requests from the Company should be made by                     , 2002 in order to receive them before the special meeting.

      The Company’s shareholders should call the Company’s Chief Financial Officer at (telephone number (561) 393-8900) with any questions about the Stock Purchase Agreement, the Plan of Dissolution or this proxy statement.

INFORMATION INCORPORATED BY REFERENCE

      The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002, the Company’s Quarterly Report for the quarter ended June 30, 2002, the Company’s Current Report on Form 8-K dated July 8, 2002, the Company’s Current Report on Form 8-K dated July 9, 2002, the Company’s Current Report on Form 8-K dated August 2, 2002 and the Company’s Current Report on Form 8-K dated September 6, 2002, each filed by the Company with the SEC, are incorporated by reference in this proxy statement. Any references to Private Securities Litigation Reform Act in the Company’s publicly-filed documents which are incorporated by reference in this proxy statement are specifically not incorporated by reference in this proxy statement. The Company’s Form 10-K, Form 10-Q and Forms 8-K are not presented in this proxy statement or delivered with it, but are available, without exhibits, unless the exhibits are specifically incorporated by reference in this proxy statement, to any person, including any beneficial owner, to whom this proxy statement is delivered, without charge, upon written or telephonic request directed to the Company at 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, Attention: Chief Financial Officer at (561) 393-8900.

      No persons have been authorized to give any information or to make any representations other than those contained, or incorporated by reference, in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person. The Company has supplied all information contained in this proxy statement relating to the Company and the Company’s affiliates, except for information relating to the continuing shareholders other than in their capacities as officers or directors of the Company. Purchaser has supplied all information contained in this proxy statement relating to Purchaser and their affiliates.

By order of the Board of Directors

APPENDIX A

MACKENZIE INVESTMENT MANAGEMENT INC.

Plan of Complete Liquidation and Voluntary Dissolution

Pursuant to Section 332 of the Internal Revenue Code of 1986, as amended and Section 281(b) of the Delaware General Corporation Law

      This is a Plan of Complete Liquidation and Dissolution (the “Plan”) of Mackenzie Investment Management Inc., a Delaware corporation (the “Company”), adopted pursuant to Section 332 of the Internal Revenue Code of 1986, as amended, and Section 281(b) of the Delaware General Corporation Law (the “DGCL”).

      1. The holders of record of all of the Company’s issued and outstanding capital stock (the “Shareholders”) are listed on Schedule A hereto.

      2. The Company shall (i) pay, or make reasonable provision to pay, all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company; (ii) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party; and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within ten years after the date of dissolution. Such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. In addition, upon the effectiveness of this Plan, each option granted under the Mackenzie Investment Management Inc. 1994 Stock Option Plan (the “Option Plan”) that is unexercised and outstanding shall be cancelled in exchange for cash payments in an amount equal to the excess, if any, between the fair market value of the stock underlying the option as of that date over the exercise price of the option, as provided in Section 9.1 of the Option Plan. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. The remaining assets of the Company shall be distributed pursuant to the Plan, on or before the end of its current taxable year, as follows: (i) at least US$4.05 per share in cash to shareholders of the Company (the “Unaffiliated Shareholders”) other than Ivy Acquisition Corporation, a Delaware corporation (“Ivy Acquisition”) and (ii) distribute $          per share to Ivy Acquisition in a combination of cash (if any remains after distribution of dissolution proceeds to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company. In the event that the sale of all the capital stock of Ivy Acquisition to Waddell & Reed Financial, Inc. results in the receipt by the sole shareholder of Ivy Acquisition of aggregate consideration in excess of the proceeds distributed to Sections 2(i) and 2(ii) hereof (the “Excess Amount”), the Excess Amount shall be distributed by the sole stockholder of Ivy Acquisition (as of the date of adoption of this Plan by the Board of Directors of the Company) among the former shareholders of the Company on a pro rata basis, based upon the number of shares of Common Stock of the Company they owned immediately prior to the filing of a certificate of dissolution of the Company pursuant to Section 275 of the DGCL. The right to receive the Excess Amount shall not be assignable except by operation of law.

      3. The Company shall (i) during its liquidation and the winding up of its affairs, indemnify and advance expenses to any director, officer, employee or agent of the Company who is serving at the request of the Company in effectuating the intent and purpose of the Plan to the full extent permitted by the DGCL; and (ii) upon its liquidation and the winding up of its affairs and the filing of a Certificate of Dissolution pursuant to Section 275 of the DGCL, purchase, maintain and pay all premiums for such additional insurance on behalf of such persons, as may be necessary or advisable, against any liability asserted against them and incurred by them in such a capacity, or arising out of their status as a director, officer, employee of agent of the Company, to the full extent permitted by the DGCL.

A-1

      4. Upon effective filing of the Certificate of Dissolution of the Company with the Office of the Secretary of State of the State of Delaware, the Company shall be dissolved under Delaware law.

      5. This Plan shall be adopted by the Board of Directors of the Company only at such time as Ivy Acquisition holds 80% or more of the outstanding stock of the Company and shall become effective upon its adoption by the holders of a majority of the outstanding capital stock of the Company in accordance with the DGCL.

      6. The directors and officers of the Company are authorized and directed to file all of the required papers and take all of the necessary steps to dissolve the Company.

      7. Promptly after filing the Certificate of Dissolution, the Company shall close its stock transfer books and discontinue recording transfers of its capital stock.

      8. Nothing stated herein shall be construed as a limitation upon the authority of the directors of the Company to sign, record, transfer or file any and all forms, records, deeds, evidences of indebtedness or any other document, or to enter into negotiations, seek the advice of counsel, or take any other actions necessary to conform with the laws of the State of Delaware. Nor shall any provision of this Plan be construed as a limitation upon the authority of the directors of the Company to amend and modify this Plan to conform with such laws, or to abandon this Plan if the directors of the Company deem that it is in the best interests of the Company and its stockholders to do so.

      9. The approval by the stockholders of the Company of this Plan constitutes a waiver of any and all rights of such stockholders of the Company, now or hereafter, to vote upon any modification or amendment to this Plan which the directors of the Company consider necessary to conform with the pertinent provisions of Delaware law, as well as the regulations promulgated thereunder, governing corporate liquidations.

A-2

APPENDIX B

STOCK PURCHASE AGREEMENT

by and among
WADDELL & REED FINANCIAL, INC.,
MACKENZIE FINANCIAL CORPORATION,
MACKENZIE INVESTMENT MANAGEMENT, INC.
and
IVY ACQUISITION CORPORATION
Dated as of: August 29, 2002

B-i

B-ii

Page

SECTION 6.2	Conditions to MIMI’s, Parent’s and Newco’s Obligations	B-45
SECTION 6.3	Mutual Conditions	B-46
ARTICLE VII TERMINATION/ SURVIVAL		B-47
SECTION 7.1	Termination	B-48
SECTION 7.2	Effect of Termination	B-48
ARTICLE VIII MISCELLANEOUS		B-48
SECTION 8.1	Amendments; Extension; Waiver	B-48
SECTION 8.2	Entire Agreement	B-48
SECTION 8.3	Interpretation	B-48
SECTION 8.4	Severability	B-48
SECTION 8.5	Notices	B-49
SECTION 8.6	Binding Effect; Persons Benefiting; No Assignment	B-50
SECTION 8.7	Counterparts	B-50
SECTION 8.8	Governing Law	B-50
SECTION 8.9	Waiver of Jury Trial	B-50
SECTION 8.10	No Punitive or Consequential Damages	B-50
Exhibits
Exhibit A — Plan of Dissolution
Exhibit B — Subadvisory Agreement
Exhibit C — Trademark Agreement
Exhibit D — Opinion Matters for Counsel to Parent, Newco and MIMI
Exhibit E — Tax Matters Agreement
Exhibit F — Marketing Agreement
Exhibit G — Opinion Matters for Counsel to Buyer

B-iii

STOCK PURCHASE AGREEMENT

      STOCK PURCHASE AGREEMENT, dated as of August 29, 2002 (this “Agreement”), by and among Waddell & Reed Financial, Inc., a Delaware corporation (the “Buyer”), Mackenzie Financial Corporation, a corporation amalgamated under the laws of Ontario, Canada (“Parent”), Mackenzie Investment Management, Inc., a Delaware corporation (“MIMI”), and Ivy Acquisition Corporation, a Delaware corporation (“Newco”).

RECITALS:

      WHEREAS, as of the date hereof Parent owns beneficially and of record approximately 85.7% of the outstanding shares of MIMI’s Common Stock, par value $0.01 per share (the “Common Stock”);

      WHEREAS, Parent has formed Newco for the purpose of engaging in the transactions set forth herein;

      WHEREAS, prior to the Closing (as defined herein) (a) Parent will contribute all the shares of Common Stock owned and held of record by it to the capital of Newco in exchange for shares of common stock of Newco (the “Share Contribution”), and (b) following the Share Contribution, the Board of Directors of MIMI and the stockholders of MIMI (the “Stockholders”) will adopt a plan of complete liquidation and dissolution under Delaware law (the “Plan of Dissolution”) pursuant to which (i) MIMI will distribute to the Stockholders (other than Newco) cash consideration in the Pre-Closing Dissolution (as defined herein) with a per share value not less than the consideration that would have been received by such Stockholders if the Purchase Consideration (as defined herein) paid to Parent had been paid pro rata to all Stockholders prior to the Pre-Closing Transactions, and (ii) MIMI will distribute to Newco all other assets and liabilities of MIMI.

      WHEREAS, Parent desires to sell to Buyer, and Buyer desires to purchase all outstanding shares of capital stock (collectively, the “Shares”) of Newco on the terms and subject to the conditions set forth in this Agreement;

      WHEREAS, the Boards of Directors of Buyer, MIMI and Newco have approved this Agreement and the transactions contemplated by this Agreement (except that the Pre-Closing Dissolution (as defined herein) has not yet been approved by the Board of Directors of MIMI) in accordance with the provisions of the Delaware General Corporation Law;

      WHEREAS, the Board of Directors of Parent has approved this Agreement and the transactions contemplated by this Agreement in accordance with the provisions of Applicable Law, and Parent, as the sole stockholder of Newco, has approved this Agreement and the transactions contemplated by this Agreement in accordance with the provisions of the Delaware General Corporation Law;

      WHEREAS, simultaneously with the execution of this Agreement, Buyer and Parent are entering into a Voting, Support and Indemnification Agreement, dated as of the date hereof (the “Support Agreement”), whereby Parent agrees to vote in favor of the transactions contemplated by this Agreement and to indemnify Buyer for certain breaches of this Agreement by MIMI or Newco; and

      WHEREAS, Buyer, Newco and MIMI desire to make certain representations, covenants and agreements in connection with the transactions contemplated by this Agreement.

      NOW, THEREFORE, in consideration of and premised upon the various representations, warranties, covenants and other agreements and undertakings of the parties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

      SECTION 1.1     Definitions.

      (a) For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

      “Advised Fund” means a collective investment vehicle with respect to which any Company acts in an advisory capacity, subadvisory capacity or otherwise provides services on behalf of Parent other than the Ivy Fund, any Portfolio or any Subadvised Fund.

      “Advisers Act” means the United States Investment Advisers Act of 1940 and all rules and regulations of the SEC thereunder.

      “Affiliate” means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. For the purposes of this definition, “control”, when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Equity Interests, by Contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings to the foregoing. For purposes of the definition of “control”, a general partner or managing member of a Person shall always be considered to control such Person.

      “Applicable Law” means any statute, law, ordinance, rule, public administrative interpretation, published policy statement, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Authority applicable to the Person or Persons referenced or to any of the assets, officers, directors, employees, agents, shareholders, partners, members, beneficiaries or other owners of Equity Interests in such Person or Persons.

      “Assets Under Management” or “AUM” means, at any particular date, with respect to (i) the referenced Portfolio, the product of (A) the number of shares or other units of equity interest of such Portfolio outstanding as of the close of business on the Business Day immediately prior to such particular date and (B) the net asset value (as calculated in accordance with the prospectus or other offering document of such Portfolio) in U.S. dollars of each such share or other unit of equity interest of such Portfolio as of the close of business on the Business Day immediately prior to the applicable date or (ii) the referenced Advised Fund, the product of (A) the number of shares or other units of equity interest of such Advised Fund outstanding as of the close of business on the Business Day immediately prior to such particular date and (B) the net asset value (as calculated in accordance with the prospectus or other offering document of such Advised Fund) in U.S. dollars (or as converted into U.S. dollars at the New York foreign exchange rate at 4:00 p.m. Eastern Time on the Business Day immediately prior to such particular date as listed in The Wall Street Journal) of each such share or equity interest of such Advised Fund as of the close of business on the Business Day immediately prior to the applicable date.

      “Board Dissolution Approval” means (i) the adoption of the Plan of Dissolution and the approval of the Pre-Closing Dissolution by the Board of Directors of MIMI, (ii) the determination by the Board of Directors of MIMI that the Pre-Closing Transactions are fair to, advisable and in the best interests of the Stockholders and (iii) the recommendation by the Board of Directors of MIMI of the approval of the Pre-Closing Dissolution by the Stockholders, in each case within ten days following the Share Contribution.

      “Business Day” means any day other than a Saturday, Sunday or a day on which the New York Stock Exchange is authorized or required to be closed for regular business; provided, that for subpart (ii) of the definition of “Assets Under Management” or “AUM”, Business Day shall mean any day other than a Saturday, Sunday or a day on which the TSX is authorized or required to be closed for regular business.

      “Buyer Material Adverse Effect” means (i) a material adverse effect on the business, assets, revenues, financial conditions, results of operations of Buyer, excluding effects to the extent attributable to (a) declines in any relevant securities market or segment thereof, (b) changes in the asset management industry generally, or (c) general national, international or regional economic or financial conditions, or any outbreaks of hostilities or terrorism or escalation thereof or other calamity or crisis, in each case only to the extent Buyer is not disproportionately affected by such change or decline; or (ii) a material burden on or impairment of Buyer’s ability to consummate the transactions contemplated by this Agreement.

      “Canadian GAAP” means, with respect to the referenced Company or Fund, generally accepted accounting principles as used in Canada as in effect at the time any applicable financial statements were prepared or any act requiring the application of, or reconciliation to, Canadian GAAP was performed.

      “Canadian Securities Laws” means all applicable securities laws in each of the provinces and territories of Canada and the respective regulations and rules under such laws together with applicable published policy statements of the Canadian Securities Regulators and the securities regulatory authorities in the provinces and territories of Canada.

      “Canadian Securities Regulators” means the applicable securities commission or securities regulatory authority in each of the provinces and territories of Canada.

      “Canadian Tax Act” means the Income Tax Act (Canada) and the regulations under that Act.

      “Closing” means the completion of the transactions contemplated by this Agreement.

      “Closing Date” means the date of the Closing.

      “Code” means the Internal Revenue Code of 1986, as amended.

      “Companies” means MIMI, Newco, Ivy Management, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts, Ivy Mackenzie Distributors, Inc., a Florida corporation, and Ivy Mackenzie Services Corp., a Florida corporation, collectively.

      “Company” means each or any one of the Companies individually, as the context may require.

      “Confidentiality Agreement” means the Confidentiality Agreement, dated January 23, 2002, between Buyer and MIMI.

      “Contract” means with respect to any Person, any agreement, indenture, debt instrument, contract, guarantee, loan, note, mortgage, license, lease or other binding commitment, whether oral or written, to which such Person is a party or by which it is bound or to which any of its assets or properties is subject.

      “Derivative Contract” means any exchange-traded, over-the-counter or other swap, cap, floor, collar, option agreement, futures or forward contract and each other similar Contract.

      “Dollar” or “Dollars” or “$” means United States dollar currency in all cases, unless otherwise specified.

      “Encumbrance” means any lien, pledge, security interest, claim, charge, easement, limitation, commitment, encroachment, restriction or encumbrance of any kind or nature whatsoever, except for restrictions imposed by applicable securities laws.

      “Equity Interests” means: (a) capital stock, partner interests, member interests, beneficial interests or any other equity or ownership interests in the Person referenced; (b) any instruments convertible into or exchangeable for, or whose value is determined by reference to, any such interests; or (c) any other rights, warrants or options to acquire or dispose of any of the foregoing.

      “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations of the Department of Labor thereunder.

      “Excess Adjusted Working Capital” means, at any time, with respect to MIMI or Newco, as applicable, the following, each component of which is determined on a consolidated basis with the Companies in accordance with GAAP applied on a basis consistent with the Most Recent Balance Sheet:

(i) the sum of the amounts in the “Total Cash and Cash Equivalents”, “Total Receivables” and “Total Investments” line items on the applicable balance sheet, plus

(ii) the Restructuring Costs Accrued; less

(iii) the sum of the amounts in the “Total Accounts Payable” and “Accrued Liabilities” line items on such balance sheet and $1,480,000;

provided, that for the avoidance of doubt, (w) “Total Receivables” shall include a current tax receivable (to the extent not a deferred tax asset) created by an anticipated refund arising as a result of the carryback of a net operating loss attributable to the adjustment under Section 481(a) of the Code described in Section 4.3 of the Support Agreement, (x) the amounts in the “Net Intangible Assets”, “Fixed Assets: Book Value” and “Other Assets: Deferred/ Prepaid/ Other” line items on such balance sheet shall not be included in the calculation in clause (i) above; (y) the liability amounts in the “Deferred Compensation”, “T/ A Restructuring” and “Deferred Rent” line items on such balance sheet shall not be included in the calculation in clause (iii) above; and (z) the liability amounts in the “Total Accounts Payable” and “Accrued Liabilities” line items on such balance sheet shall include all amounts relating to any financial advisor, legal, accounting and all other transaction fees and expenses payable by any Company in connection with this Agreement or the transactions contemplated by this Agreement (except to the extent that such fees and expenses are to be paid or assumed by Parent or another company); and

provided, further, that for “Accrued Liabilities: Bonuses,” bonus accruals for individuals employed by MIMI immediately prior to the Pre-Closing Dissolution or by Newco at the time of Closing, as applicable, are at least as large as the greater of the pro rata amount actually paid to each of such employees as employed by MIMI in the prior year or the pro rata amount of 75% of “target” bonus levels, as defined by Company policy.

For the avoidance of doubt in understanding the composition of the line items referred to in this definition, the balance sheet of MIMI as of June 30, 2002 is attached hereto as Schedule 1.1(a)(ii) resulting in a net balance of Excess Adjusted Working Capital of $47,000,000.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      “Fund” means Ivy Fund, each Portfolio, each Advised Fund and each Subadvised Fund.

      “GAAP” means, with respect to the referenced Company or Fund, generally accepted accounting principles as used in the United States of America, as in effect at the time any applicable financial statements were prepared or any transaction or activity requiring the application of GAAP was performed.

      “Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental Self-Regulatory Organization.

      “Governmental Documents” means all reports, registration statements, prospectuses, annual information forms, financial statements, notices and other filings filed, or required to be filed, by law, by contract or otherwise, by the referenced Person or Persons pursuant to the authority of any Governmental Authority.

      “Intellectual Property” means patents, patent applications, trademarks and service marks (whether registered or unregistered), trade names, logos, copyrights, maskworks, know-how, trade secrets, ideas, Internet domain names, inventions, processes, Software, and any other tangible or intangible proprietary information, material or right, including, without limitation, any application, registration, pending registration or “intent to use” filing with respect to any of the foregoing.

      “Investment Company Act” means the United States Investment Company Act of 1940 and all rules and regulations of the SEC thereunder.

      “IRS” means the Internal Revenue Service of the United States.

      “Ivy Fund” means Ivy Fund, a Massachusetts business trust consisting of sixteen separate Portfolios.

      “Leased Properties” means all leasehold interests of any Company in real property.

      “MIMI Stockholder Approval” means the approval by a majority of outstanding shares of Common Stock of MIMI of the Pre-Closing Dissolution; provided, that if either the Pre-Closing Transactions are not exempt under OSC Rule 61-501 and QSC Policy Q-27 or the Waivers are not received, then the MIMI Stockholder Approval shall also include meeting the applicable requirements of OSC Rule 61-501 and QSC Policy Q-27.

      “Options” means the collective reference to all options to purchase shares of Common Stock issued pursuant to the Option Plan that are outstanding immediately prior to the consummation of Pre-Closing Transactions.

      “Ordinary Course of Business” means the ordinary course of business of the referenced Person or Persons consistent with past practice.

      “Permitted Encumbrances” means all Encumbrances which are:

(1) Encumbrances set forth on Schedule 1.1(b);

(2) liens for Taxes or assessments that are not yet due and payable; or

(3) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the Ordinary Course of Business for sums not yet due and payable.

      “Person” means any natural person, corporation, company, limited liability company, partnership (limited or general), joint venture, association, trust or other entity.

      “Portfolio” means an individual mutual fund within the Ivy Fund.

      “Pre-Closing Dissolution” means the dissolution of MIMI pursuant to the Plan of Dissolution, substantially in the form attached hereto as Exhibit A, whereby the Stockholders (other than Newco) shall receive cash and Newco shall receive all of the other assets and liabilities of MIMI, and the other transactions contemplated by the Plan of Dissolution.

      “Pre-Closing Transactions” means (i) the Share Contribution and (ii) the Pre-Closing Dissolution.

      “Records” means all records and original documents in the possession of any referenced Person or Persons which pertain to or have been or are utilized by such Person or Persons to administer, monitor, evidence or record information respecting the business or conduct of such Person or Persons including, without limitation, (a) all such records and original documents maintained on electronic or magnetic media and (b) all such records and original documents respecting the Contracts of such Person as may be necessary to comply with any Applicable Law, including, without limitation, any and all records and original documents kept in accordance with, or filed pursuant to, any Securities Laws.

      “Restructuring Costs Accrued” means any liability accrued but not yet paid between July 31, 2002 and Closing Date related to (A) the termination by any of the Companies of office space, office equipment or other office lease, (B) payments due under the agreements and plans listed on Schedule 3.10(a) for termination of any of the Companies’ employees, and (C) severance benefits and related costs for termination of any of the Companies’ employees that are mutually agreed to by the Buyer and MIMI.

      “Restructuring Costs Paid” means any liability incurred and paid between the signing date of this Agreement and Closing Date related to (A) the termination by any of the Companies of office space, office equipment or other office lease, (B) payments due under the agreements and plans listed on Schedule 3.10(a) for termination of any of the Companies’ employees, and (C) severance benefits and related costs for termination of any of the Companies’ employees that are mutually agreed to by the Buyer and MIMI.

      “SEC” means the United States Securities and Exchange Commission.

      “Securities Laws” means the United States Securities Act of 1933; the United States Securities Exchange Act of 1934; the Investment Company Act; the Advisers Act; the published rules and regulations of the SEC promulgated thereunder; the securities or “blue sky” laws of any state or territory of the United States; the rules and regulations of The National Association of Securities Dealers, Inc. (“NASD”); the Canadian Securities Laws; the by-laws, rules and regulations of the TSX; and the comparable laws, rules and regulations in effect in any other country.

      “Self-Regulatory Organization” means the NASD, the MSRB, the National Futures Association, each national securities exchange in the United States, the Investment Dealers

Association of Canada, the Mutual Fund Dealers Association of Canada and the TSX and each or other commission, board, agency or body, whether United States or foreign, that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, investment companies or investment advisers, or to the jurisdiction of which any of the Companies is otherwise subject.

      “Seller Material Adverse Effect” means (i) a material adverse effect on the business, assets, revenues, financial condition, results of operations or the amount of assets under management of the Companies taken as a whole, excluding effects to the extent attributable to (a) declines in any relevant securities market or segment thereof, (b) changes in the asset management industry generally, or (c) general national, international or regional economic or financial conditions, or any outbreaks of hostilities or terrorism or escalation thereof or other calamity or crisis, in each case only to the extent that the Companies are not disproportionately affected by such change or decline; or (ii) a material burden on or impairment of the Companies’ ability to consummate the transactions contemplated by this Agreement.

      “Software” means computer software programs or applications (in source code and/or object code form) and computer databases, including all associated user documentation and technical documentation.

      “Subadvised Fund” means all collective investment vehicles for which any Company provides any services or with respect to which any Company acts in a subadvisory capacity other than Ivy Fund, a Portfolio or an Advised Fund.

      “Subsidiary”, when used with respect to any Person, means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such Person.

      “Tax” or “Taxes” means any taxes, assessments, fees and other governmental charges imposed by any Governmental Authority, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      “Taxing Authority” means, with respect to any Tax, the governmental entity or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision, including any governmental or quasi-governmental entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

      “Treasury Regulations” means the regulations promulgated under the Code.

      “TSX” means the Toronto Stock Exchange.

      “Waivers” means the receipt by MIMI of any necessary exemptive relief from the Ontario Securities Commission and the Quebec Securities Commission from the applicable requirements of Ontario Securities Commission Rule 61-501 (“OSC Rule 61-501”) and Quebec Securities Commission Policy Q-27 (“QSC Policy Q-27”), respectively, in respect of the Pre-Closing Transactions and in form and substance reasonably acceptable to the Buyer.

      (b) The following terms shall have the meaning specified in the indicated section of this Agreement:

Term	Section

12b-1 Plan	Section 3.7(i)
Acquisition Proposal	Section 5.7(a)
Agreement	Preamble
Buyer	Preamble
Closing AUM	Section 2.5
Closing Balance Sheet	Section 2.7
Closing Excess Adjusted Working Capital	Section 2.7
Closing Excess Adjusted Working Capital Adjustment	Section 2.8
Common Stock	First Recital
Deferred Compensation	Article I
ERISA Affiliate	Section 3.16(a)
Financial Advisor	Section 3.17(a)
Foreign Plans	Section 3.16(d)
Fund Board	Section 3.7(g)
Fund Board Approvals	Section 5.4(a)
Fund Contracts	Section 3.7(a)
Fund Shareholder Approval	Section 5.4(b)
Fund Transactions	Section 5.4(a)
Governmental Consents	Section 3.3(c)
HSR Act	Section 5.5
Interim Trade Name	Section 5.15(b)
License Term	Section 5.15(b)
Licensed Business	Section 5.15(b)
Licensed Names	Section 5.15(b)
Material Contracts	Section 3.10
MIMI	Preamble
Minutes	Section 3.4
Most Recent Balance Sheet	Section 3.5(c)
NASD	Section 1.1(a)

Term	Section

Net Excess Fees	Section 2.9
Newco	Preamble
Option Plan	Section 3.1(c)
OSC Rule 61-501.	Section 3.2
Parent	Preamble
Parent Marks	Section 5.15(a)
Permits	Section 3.6(b)
Plan	Section 3.16(a)
Plan of Dissolution	Third Recital
Preliminary Balance Sheet	Section 2.5
Preliminary Excess Adjusted Working Capital	Section 2.5
Proxy Statement	Section 3.5(d)
Purchase Consideration	Section 2.4
QSC Policy Q-27.	Section 3.2
Qualified Acquisition Proposal	Section 5.7(c)
Referee	Section 2.7
Reserve	Section 2.6(b)
RIC	Section 3.7(h)
Securities Filings	Section 3.5
Shares	Fourth Recital
Share Contribution	Third Recital
Stockholders	Third Recital
Stockholders’ Meeting	Section 5.3
Success Fee Reserve	Section 2.6(b)
Subadvisory Agreement	Section 6.1(e)
Subsequent Action	Section 5.7(c)
Support Agreement	Fifth Recital
Tax Items	Section 3.13(a)
Technology Systems	Section 3.11(a)
Third Party	Section 5.7(a)
Third Party Consents	Section 3.3(b)
Trademark Agreement	Section 6.1(g)
US Plan	Section 3.16(a)
Working Capital Reference Amount	Section 2.6(a)

ARTICLE II

PURCHASE AND SALE OF SHARES

PURCHASE AND SALE OF SHARES; CLOSING; RELATED MATTERS

      SECTION 2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Parent shall sell, convey, transfer and deliver to Buyer, and Buyer shall purchase, acquire and accept from Parent, all right, title and interest in and to the Shares. The consideration to be paid by Buyer for the Shares is set forth in Section 2.4 hereof, subject to the adjustments set forth in Sections 2.6, 2.8 and 2.9.

      SECTION 2.2     Closing; Delivery of the Shares. The Closing shall take place (a) at the offices of Vinson & Elkins L.L.P., 3700 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, at 10:00 a.m. on the second Business Day following the date on which the last of the conditions set forth in Article VI that are capable of being satisfied before Closing are fulfilled or waived in accordance with this Agreement or (b) at such other place, time or date as Buyer and Parent may agree. The parties hereto agree to use their commercially reasonable efforts to ensure that the Closing occurs on or prior to December 31, 2002. At the Closing, Parent will deliver to Buyer, free and clear of any Encumbrances, one or more certificates representing all of the Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, and bearing or accompanied by all requisite stock transfer stamps.

      SECTION 2.3     Payment. In consideration of the sale of the Shares to Buyer in accordance with this Agreement, Buyer shall pay to Parent at the Closing, by wire transfer of immediately available funds to an account designated in writing by Parent to Buyer not less than five (5) Business Days prior to the Closing, the Purchase Consideration to be paid at the Closing (as adjusted pursuant to Section 2.6).

      SECTION 2.4     Purchase Consideration. The aggregate amount payable by Buyer to Parent in respect of the Shares (the “Purchase Consideration”) shall be $74,000,000, subject to adjustment as set forth in Sections 2.6, 2.8 and 2.9.

      SECTION 2.5     Determination of Closing AUM and Preliminary Excess Adjusted Working Capital. As soon as reasonably possible and at least five Business Days prior to the estimated Closing Date, MIMI (with the input and assistance of Buyer to the extent reasonably requested by Buyer) shall cause to be prepared and delivered to Buyer a consolidated balance sheet of MIMI as at the most recent month end prior to the Closing Date (or, if the Closing Date is within the first 10 days of any calendar month, as at the month end prior to such most recent month end) (the “Preliminary Balance Sheet”), together with a certificate of the Chief Financial Officer of MIMI setting forth the Excess Adjusted Working Capital of MIMI as at such date (the “Preliminary Excess Adjusted Working Capital”), including reasonable detail on the calculation of the Preliminary Excess Adjusted Working Capital. The Preliminary Balance Sheet shall be prepared in accordance with GAAP, applied on a basis consistent with the Most Recent Balance Sheet, except as set forth on Schedule 2.5 hereto. For the avoidance of doubt, all amounts paid or to be paid to the Stockholders (other than Parent) in the Pre-Closing Dissolution and all amounts paid or required to be paid to holders of Options, as contemplated by Section 2.10, shall be deducted from the Preliminary Excess Adjusted Working Capital. In addition, as early as possible on the Business Day immediately prior to the Closing Date, MIMI shall cause to be prepared and delivered to Buyer a certificate of the Chief Financial Officer of MIMI setting forth the Assets Under Management for each Portfolio of the Ivy Fund as at the Closing Date, excluding the Assets Under Management for any Portfolio for which a Fund Shareholder Approval has not been obtained (the “Closing AUM”), including reasonable detail on the calculation of the Closing AUM.

      SECTION 2.6     Preliminary Adjustments; Reserves. (a) Immediately prior to the Closing, (i) the Purchase Consideration shall be adjusted upward by 1.9% of the excess, or downward by 1.9% of the deficiency, of the Closing AUM of the Ivy Fund over $760,000,000; provided, that to the extent the Closing AUM of the Ivy Fund is less than $500,000,000, the Purchase Consideration shall be adjusted downward by 1.9% of the deficiency between $760,000,000 and $500,000,000 and by 5.0% of the amount that such Closing AUM is less than $500,000,000; provided further, that in no event shall any negative adjustment pursuant to this Section 2.6(a)(i) be greater than an aggregate $20,000,000, and (ii) the Purchase Consideration shall be adjusted upward by the excess, or downward by the deficiency, of the Preliminary Excess Adjusted Working Capital over $44,000,000 (such $44,000,000 the “Working Capital Reference Amount”). However, the Working Capital Reference Amount shall be reduced by the amount of any Restructuring Costs Paid.

(b) Buyer shall reserve from the Purchase Consideration (as adjusted pursuant to Section 2.6(a)) to be paid at the Closing an amount equal to $3,000,000 (the “Reserve”). In addition, Buyer shall reserve from the Purchase Consideration (as adjusted pursuant to Section 2.6(a)) to be paid at the Closing an amount equal to the maximum aggregate amounts potentially payable by MIMI or Newco pursuant to the agreements set forth in Schedule 3.10(a)(14) (the “Success Fee Reserve”). The Reserve and the Success Fee Reserve shall each be held by Buyer in separate accounts.

      SECTION 2.7     Closing Excess Adjusted Working Capital. As soon as reasonably possible and no later than 60 days after the Closing Date, Buyer shall cause to be prepared and delivered to Parent a consolidated balance sheet of Newco as at the Closing Date (the “Closing Balance Sheet”), together with a certificate of the Chief Financial Officer of Buyer setting forth the Excess Adjusted Working Capital of Newco as at the Closing Date (the “Closing Excess Adjusted Working Capital”), including reasonable detail on the calculation of the Closing Excess Adjusted Working Capital. The Closing Balance Sheet shall be prepared in accordance with GAAP, applied on a consistent basis with the Most Recent Balance Sheet, except as set forth on Schedule 2.7 hereto. For greater certainty, such Closing Balance Sheet shall be prepared based on information available at the time and may vary from the post-Closing opening balance sheet of Newco. If within 15 Business Days following delivery of the Closing Balance Sheet and the certificate setting forth the Closing Excess Adjusted Working Capital to Parent, Parent has not given Buyer written notice of its objection to the Closing Balance Sheet or Closing Excess Adjusted Working Capital describing in reasonable detail the basis of such objection, then the Closing Excess Adjusted Working Capital shall be final and conclusive. If Parent gives such written notice of objection within such period and Buyer and Parent are unable to resolve such issues prior to the date that is 15 days after delivery of such written notice, then the issues in dispute will be submitted for resolution to a nationally recognized accounting firm to be selected jointly by Parent and Buyer within the following five days or, if they fail to agree within such period, such accounting firm shall be Ernst & Young LLP (it being understood that Ernst & Young LLP was chosen because of representations made that neither party nor their respective Affiliates have a material relationship with such firm, and if any such party develops a material relationship with such firm, the party having such relationship shall promptly notify the other party of such relationship and the parties will select another nationally recognized accounting firm with which none of such parties has a material relationship to serve as the accounting firm) (the “Referee”). The Referee shall determine the Closing Balance Sheet and Closing Excess Adjusted Working Capital as soon as reasonably possible and no later than 45 days after the dispute is submitted to it. If issues in dispute are submitted to the Referee for resolution, (a) each party will furnish to the Referee such work papers and other documents and information relating to the disputed issues as the Referee may request and are available to that party or its Subsidiaries (or its independent public accountants) and will be afforded the opportunity to present to the Referee any materials relating to the determination of the Closing Balance Sheet and Closing Excess Adjusted Working Capital and to discuss such determination with the Referee; (b) the determination by the Referee of the Closing Excess Adjusted Working Capital, as set forth in a written notice delivered to both parties by the Referee, will be binding and conclusive on the parties; and (c) Buyer and Parent will each bear one-half of the fees and expenses of the Referee for such determination. The determinations made by the Referee shall be final.

      SECTION 2.8     Closing Purchase Consideration Adjustments. As soon as reasonably possible after the determination of the Closing Excess Adjusted Working Capital, the Purchase Consideration shall be adjusted upward by the excess, or downward by the deficiency, of the Closing Excess Adjusted Working Capital over the Preliminary Excess Adjusted Working Capital (the “Closing Excess Adjusted Working Capital Adjustment”). Within five days after the determination of the Closing Excess Adjusted Working Capital Adjustment, (a) if the Closing Excess Adjusted Working Capital Adjustment is a positive number, Buyer shall pay Parent the Reserve together with an amount equal to the Closing Excess Adjusted Working Capital Adjustment, or (b) if the Closing Excess Adjusted Working Capital Adjustment is a negative number, Buyer shall pay Parent the excess, if any, of the Reserve over the net amount of such adjustment; provided however, that if the Closing Excess Adjusted Working Capital Adjustment is a negative number larger than the Reserve, then Buyer shall retain the Reserve and Parent shall pay Buyer the amount by which such Closing Excess Adjusted Working Capital Adjustment exceeds the Reserve.

      SECTION 2.9     Success Fee Adjustments. Within 30 days after the final determination by Buyer of the amounts, if any, payable by MIMI or Newco pursuant to the agreements set forth on Schedule 3.10(a)(14), Buyer shall pay Parent the excess, if any, of the Success Fee Reserve over the Net Success Fees. For purposes hereof, the “Net Success Fees” shall mean the aggregate amounts payable by Buyer, MIMI or Newco pursuant to the agreements set forth on Schedule 3.10(a)(14), net of any reduction in Taxes realized by Buyer, MIMI or Newco as a result of such amounts payable (the “Net Success Fees”). If the Net Success Fees are greater than the Success Fee Reserve, Buyer shall retain the Success Fee Reserve and Parent shall pay Buyer the amount by which the Net Success Fees exceed the Success Fee Reserve.

      SECTION 2.10     Adjustment to Purchase Consideration. Amounts paid or payable pursuant to Sections 2.6, 2.8 or 2.9 shall be treated by the parties for Tax purposes as adjustments to the Purchase Consideration.

      SECTION 2.11     Treatment of Options. In connection with the Pre-Closing Transactions, and prior to the consummation of the transactions contemplated hereby, all outstanding Options, whether or not then exercisable, will have been cancelled in accordance with terms of the Option Plan and all consideration payable in connection therewith will have been paid by MIMI or Newco.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF MIMI AND NEWCO

      Except as set forth in writing in a Schedule by reference to the appropriate section, subsection or clause hereof and delivered to Buyer prior to the date hereof, MIMI and Newco each, jointly and severally, represents and warrants to Buyer as follows:

      SECTION 3.1     Organization and Related Matters. (a) Each Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Company has the corporate power and authority to carry on its business as it is now being conducted and to own, lease and operate all of its properties and assets. Each Company is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such qualification or licensing necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Seller Material Adverse Effect. Complete and correct copies of the charter and bylaws and any amendments thereto of each Company have heretofore been delivered to Buyer.

(b) All of the Equity Interests in each of the Companies are (i) duly authorized, validly issued, fully paid and nonassessable, (ii) not subject to preemptive rights, (iii) not issued in violation of any preemptive rights to which such Company, respectively, is subject, and (iv) (except for the Common Stock of MIMI) owned of record and beneficially as set forth in Schedule 3.1(b), free and clear of any Encumbrances. None of the Companies owns any Equity Interests (other than Equity Interests issued by other Companies or by the Funds) or any other securities other than short-term high quality money market securities. None of the Equity Interests in any of the Companies has been issued in violation of any Applicable Law. There are no Contracts by which any Company is a party or is otherwise bound to redeem, purchase or otherwise acquire any Equity Interests of any Company (or any rights therein) and there are no Contracts to which any Company is a party or is otherwise bound or, to the knowledge of MIMI, to which any holder of such Equity Interest is a party or is otherwise bound, with respect to voting the Equity Interest of any Company.

(c) The authorized capital stock of MIMI consists of 100,000,000 shares of Common Stock. As of the date hereof, there were issued and outstanding 18,655,550 shares of Common Stock of MIMI. Except for up to 3,114,220 shares of Common Stock reserved for issuance to employees, officers, directors, and consultants of the Companies pursuant to the MIMI 1994 Stock Option Plan (as amended or restated through the date hereof, the “Option Plan”), of which Options to purchase 1,185,500 shares of Common Stock are outstanding, there is no outstanding option, warrant, right (including conversion or preemptive rights), or agreement for the purchase or acquisition from any Company of any Equity Interests of any Company, except as contemplated by the Share Contribution.

(d) The authorized capital stock of Newco consists of 1,000 shares of common stock. 100 shares of common stock of Newco are issued and outstanding. There are no outstanding options, warrants, rights (including conversion or preemptive rights), or agreements for the purchase or acquisition from Newco of any Equity Interests of Newco. Parent owns, beneficially and of record, all outstanding shares of common stock of Newco.

      SECTION 3.2     Approval by MIMI and Newco; Vote Required. MIMI’s Board of Directors and Newco’s Board of Directors have each duly adopted resolutions (i) authorizing the execution and delivery of this Agreement by MIMI or Newco, as applicable, and the consummation by MIMI or Newco, as applicable, of the transactions contemplated hereby (except that the consummation by MIMI of the Pre-Closing Dissolution is subject to the Board Dissolution Approval), and (ii) approving and authorizing or ratifying each severance or retention Contract with any employee, officer or director of any Company, including the change in control employment agreements with certain officers of MIMI, as amended, each of which are set forth in subsection (f) of Schedule 3.10. Newco’s Board of Directors has, in addition, duly adopted resolutions approving and authorizing the Share Contribution. The MIMI Stockholder Approval is the only vote or consent of holders of any Equity Interests of any Company necessary to approve the Pre-Closing Transactions, this Agreement or the transactions contemplated by this Agreement.

      SECTION 3.3     Authority; No Violation; Consents.

      (a) MIMI and Newco each have all requisite corporate power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder and, subject to obtaining the Board Dissolution Approval and the MIMI Stockholder Approval prior to the consummation of the Pre-Closing Dissolution, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by all requisite action on the part of MIMI and Newco and no other corporate proceedings on the part of MIMI or Newco, respectively, are necessary to approve this Agreement or, other than the Board Dissolution Approval and the MIMI Stockholder Approval, to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by MIMI and Newco. Assuming the due authorization, execution and delivery of this Agreement by Buyer, this Agreement constitutes the legal, valid and binding obligation of each of MIMI and Newco, enforceable against each of them in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency, moratorium and similar laws affecting creditors’ rights and remedies generally.

      (b) Neither the execution and delivery of this Agreement by MIMI or Newco, nor the consummation by MIMI or Newco of the transactions contemplated hereby and the performance of this Agreement by MIMI or Newco, assuming that the Board Dissolution Approval, the MIMI Stockholder Approval and the Waivers, Governmental Consents, Fund Board Approvals and Fund Shareholder Approvals have been obtained prior to the Closing, will (i) (x) violate, conflict with, or result in a breach of any provision of the charter, by-laws or other organizational documents of any of the Companies or Portfolios, or (y) except as set forth on Schedule 3.3(b) (the “Third Party Consents”), require consent under, violate, conflict with, or result in a breach, in any material respect, of any provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance or payment required by, or result in a right of termination or acceleration under, or result in the creation of any material Encumbrance upon any of the properties or assets of any of the Companies or Portfolios, under any of the terms, conditions or provisions of any material Contract to which any of the Companies or Portfolios is a party or to which any of them or any of their respective properties or assets may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to any Company, the Ivy Fund or any of the Portfolios or any of their respective properties or assets, except for such violations which would not reasonably be expected to have a Seller Material Adverse Effect.

      (c) Except for the Waivers and except as set forth on Schedule 3.3(c) (the “Governmental Consents”), no material notice to, filing with, authorization of, exemption by, or consent or approval of, any Governmental Authority is necessary for the consummation by MIMI, Newco or Parent of any of the transactions contemplated by this Agreement. MIMI is not aware of any reason why the Governmental Consents could not be obtained.

      SECTION 3.4     Books and Records. Each of the Companies and each of the Portfolios has at all times during the previous five (5) years maintained Records which accurately reflect all its material transactions in reasonable detail, and has at all times maintained accounting controls, policies and procedures reasonably designed to provide that (A) such transactions are executed in accordance with its management’s general or specific authorization, as applicable, (B) such transactions are recorded in a manner which permits the preparation of financial statements in accordance with GAAP and applicable regulatory accounting requirements, and (C) the documentation pertaining thereto is retained, protected and duplicated in accordance with Applicable Law. MIMI has provided to Buyer complete and correct copies of all minutes of meetings, written consents and other actions of the boards of trustees (or other governing body), and any committees thereof, of each Company, the Ivy Fund and each Portfolio since January 1, 1999 (the “Minutes”). The Records and the Minutes of the Companies and the Portfolios are complete and correct in all material respects.

      SECTION 3.5     Securities Filings; Financial Statements; Liabilities.

      (a) Since September 30, 1999, MIMI has filed with the SEC, the Canadian Securities Regulators and the TSX all reports, schedules, forms, statements and other documents required to be filed under the Exchange Act and Canadian Securities Laws through the date hereof. All such documents (including exhibits and financial statement schedules) filed by MIMI with the SEC pursuant to the Exchange Act or with the Canadian Securities Regulators and the TSX pursuant to the Canadian Securities Laws, are referred to herein as the “Securities Filings.” The Securities Filings (i) complied, as of their respective dates, in all material respects with the applicable requirements of the Exchange Act and the Canadian Securities Laws; (ii) did not at the time they were filed contain, or have been amended to correct, any untrue statement of material fact; (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or have been amended to correct any such omission; and (iv) in the event of subsequent modifications of the circumstances or the basis on which they had been made, were, to the extent required by the Exchange Act or the Canadian Securities Laws, as applicable, amended in order to make them not misleading in any material respects in the light of such new circumstances or basis.

      (b) Except as set forth in Schedule 3.5(b), each of the consolidated financial statements (including, in each case, any related notes or schedules) included in the Securities Filings was prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto) and reconciled to Canadian GAAP to the extent required by Canadian Securities Laws (except in the case of unaudited consolidated quarterly statements (i) as permitted by Form 10-Q of the SEC, (ii) as may be indicated in footnotes thereto or in the Securities Filings and (iii) that they are subject to normal and recurring year-end adjustments), and fairly present in all material respects the consolidated financial position of MIMI and the other Companies on a consolidated basis as at the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders’ equity for the periods then ended.

      (c) Except as set forth in Schedule 3.5(c) and except for (i) liabilities that are fully reflected or reserved against in the consolidated balance sheets contained in the most recent consolidated financial statements included in the Securities Filings as of June 30, 2002 (the “Most Recent Balance Sheet”), (ii) liabilities incurred since the date of the Most Recent Balance Sheet in the Ordinary Course of Business and which are not individually or in the aggregate material to the business or operations of the Companies, taken as a whole, (iii) liabilities the incurrence of which are permitted by this Agreement, or that arise from items disclosed in the Schedules to this Agreement or that are authorized in advance by Buyer in writing, or (iv) as described in Securities Filings filed since June 30, 2002 and prior to the date hereof, the Companies do not have any material liabilities, whether absolute, accrued, contingent or otherwise. Except for the rights and obligations under this Agreement and the assets and liabilities acquired or assumed pursuant to the Pre-Closing Transactions, Newco has no assets or liabilities.

      (d) The proxy statement of MIMI to be mailed to the Stockholders in connection with their approval of the Pre-Closing Transactions (the “Proxy Statement”), on the date the Proxy Statement is filed with the SEC, the Canadian Securities Regulators and the TSX, and on the date the Proxy Statement is first published, sent or given to security holders and on the date of the Stockholders’ Meeting will comply in all material respects with the provisions of Applicable Law and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, provided that no representation or warranty is made pursuant to this Section 3.5(d) with respect to any written information regarding Buyer or its Affiliates provided by Buyer in writing specifically for inclusion in the Proxy Statement. MIMI agrees to promptly correct the Proxy Statement if and to the extent that it shall have become false or misleading in any material respect (provided that, with respect to any false or misleading information regarding Buyer or its Affiliates provided by Buyer in writing specifically for inclusion in the Proxy Statement, Buyer shall have provided MIMI with corrected information) and MIMI shall take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and the Canadian Securities Regulators, and mailed to the Stockholders to the extent required under the Exchange Act and the Canadian Securities Laws.

      SECTION 3.6     Compliance with Applicable Laws.

      (a) Except as set forth on Schedule 3.6(a), each Company and each Portfolio is in substantial compliance with all Applicable Laws. Except as disclosed in Schedule 3.6(a), each Company, the Ivy Fund and each Portfolio and each employee, if any, of each of them holds, and has at all pertinent times held, all licenses, franchises, permits, qualifications and authorizations necessary for the lawful ownership and use of their respective properties and assets and the conduct of their respective businesses under and pursuant to each Applicable Law (collectively, “Permits”), except where the failure to hold such Permit would not, when aggregated with all other such failures, reasonably be expected to have a Seller Material Adverse Effect. Except as described in the Securities Filings or where the failure to comply would not, when aggregated with all other such failures (including those described in the Securities Filings) would not reasonably be likely to have a Seller Material Adverse Effect, each Company, the Ivy Fund and each Portfolio and each employee, if any, of each of them has complied with, and is not in default in any material respect under, each such Permit, and MIMI does not know of any violations of any of the above and has not received notice asserting any such violation. All such Permits are valid and in good standing and are not subject to any proceeding for the suspension, modification or revocation thereof or proceedings related thereto. Subject to receipt of the Governmental Consents, the consummation of the transactions contemplated by this Agreement will not result in any revocation, cancellation, limitation or suspension of any such Permits.

      (b) There is no unresolved violation by any Company, the Ivy Fund or any Portfolio with respect to any Governmental Authority’s examination of any of the Companies, the Ivy Fund or any Portfolio. Neither any Company, the Ivy Fund or any Portfolio, nor any of their respective officers, directors or employees is subject to any cease and desist, censure or other disciplinary or similar order issued by, or is a party to any written agreement, consent agreement, memorandum of understanding or similar disciplinary agreement with, any Governmental Authority with respect to the business of such Person.

      (c) Except as set forth on Schedule 3.6(c) or as otherwise disclosed to the board of trustees (or other governing body) of a Company or a Fund and reflected in the Minutes (or in the materials referenced in such Minutes for any board meeting prior to September 1, 2000), each Company that provides investment advisory services has at all times rendered investment advisory services to investment advisory clients, including each Fund, with whom such entity is or was a party to an investment advisory agreement or similar arrangement in material compliance with all applicable requirements as to portfolio composition and portfolio management including, but not limited to, the terms of such investment advisory agreements, written instructions from such investment advisory clients, the organizational documents of such investment advisory clients that are Funds, prospectuses or other offering materials, board of director or trustee directives and Applicable Law, except where the failure to so comply would not reasonably be expected to have a Seller Material Adverse Effect.

      (d) Each of the Companies, the Ivy Fund and the Portfolios have timely filed all Governmental Documents that it was required to file with any Governmental Authority, and has paid all fees and assessments due and payable in connection therewith, except for such failures to file or pay which would not reasonably be excepted to have a Material Adverse Effect. As of their respective dates, the Governmental Documents of each of the Companies, the Ivy Fund and the Portfolios complied in all material respects with the requirements of the Securities Laws applicable to such Governmental Documents. MIMI has previously delivered or made available to Buyer a complete copy of each Governmental Document filed by any of the foregoing entities or any of their employees on behalf of any of the foregoing entities since March 31, 1999 and will deliver or by notice make available to Buyer at the same time as the filing thereof a complete copy of each Governmental Document filed after the date hereof and prior to the Closing Date by or on behalf of any Company, the Ivy Fund or any Portfolio.

      (e) None of the Companies or any “affiliated person” (as defined in the Investment Company Act) of any Company is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof with respect to a registered investment company. None of the Companies or, to the knowledge of MIMI, any “associated person” (as defined in the Advisers Act or the Exchange Act) of any thereof is ineligible pursuant to Section 203(e), (f) or (h) of the Advisers Act or Section 15(b)(4), (5), (6) or (7) of the Exchange Act to serve as a registered investment adviser or broker-dealer or as an associated person of a registered investment adviser or broker-dealer.

      (f) (i) Each of the Companies which is required to be registered as a broker/dealer, dealer, an investment adviser, adviser, a registered representative, a commodity trading advisor, commodity pool operator, futures commission merchant or transfer agent (or in a similar capacity) with any Governmental Authority, is duly registered as such, and each such registration is in full force and effect except where the failure to do so would not reasonably be expected to have a Seller Material Adverse Effect; and (ii) except where the failure to so register, when aggregated with all other such failures, would not reasonably be expected to have a Seller Material Adverse Effect, each of the officers and employees in their capacity as such of each of the Companies which is required to be registered as a broker/dealer, an investment adviser, an adviser, a registered representative, a commodity trading advisor, commodity pool operator, futures commission merchant or transfer agent (or in a similar capacity) with any Governmental Authority, is duly registered or, in the case of any officer or employee, in the process of being duly registered as such, and each such registration is in full force and effect. Schedule 3.6(f) sets forth a list of each Company that acts or has acted as a broker or dealer in securities in the United States or otherwise. Each such Company has instituted procedures to comply with Section 11(a) of the Exchange Act and has followed such procedures in all material respects. Each such Company has made available to Buyer its current compliance manual, New York Stock Exchange Floor Brokerage Compliance and Supervisory Manual, and Compliance and Supervisory Outline for Institutional Services Sales Trading Department and Investment Management Domestic and International Equity Trading Departments, as applicable.

      SECTION 3.7     Additional Representations Regarding Funds.

      (a) The only vehicle for collective investment with respect to which any Company has acted or acts as the sponsor, general partner, managing member, trustee, investment manager, investment adviser (other than in a subadvisory capacity), or underwriter or acts in a similar capacity, that is required to be registered under the Investment Company Act is the Ivy Fund. Schedule 3.7(a)(i) sets forth a true, complete and correct list of all Advised Funds and Subadvised Funds, identifying for each such Advised Fund and Subadvised Fund all services provided by a Company to or for the benefit of such Advised Fund or Subadvised Fund and the capacity in which such Company provides such services. No Company is a party to any Contract for the purpose of providing investment advisory services to or for the benefit of any Person other than a Fund. MIMI has made available to Buyer each Contract entered into by any Company with or for the benefit of any Fund (the “Fund Contracts”) and each material Fund Contract that is currently in effect is listed on Schedule 3.7(a)(ii). The Ivy Fund has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own its material properties and assets, and to carry on its business as it is now being conducted.

      (b) True, correct and complete copies of any offering documents, subscription agreements, administrative services, distribution and solicitation agreements and custody agreements pertaining to the Ivy Fund and each of the Portfolios that are currently in effect have been made available to Buyer. Such offering materials do not, and did not at any time such materials were made available to investors or prospective investors, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c) True, correct and complete copies of the audited financial statements of each Portfolio, from January 1, 2000 through the most recent fiscal year ended on or prior to June 30, 2002 and of the unaudited financial statements thereof for quarterly or semiannual fiscal periods since the most recent fiscal year end have been made available to Buyer. The financial statements of each Portfolio are consistent in all material respects with the books and records of such Portfolio and present fairly in all material respects the financial position of the Portfolios in accordance with GAAP, applied on a consistent basis (except as otherwise noted therein) at the respective date of such financial statements and the results of operations, changes in net assets and financial highlights for the respective periods indicated (subject, in the case of the interim statements, to recurring adjustments normal in nature and amount and the addition of footnotes). Such financial statements of each Portfolio have been prepared in accordance with GAAP, consistently applied throughout the periods involved except as noted therein.

      (d) All interests in each Portfolio sold by any Company were sold pursuant to a valid and effective registration statement or prospectus with each relevant Governmental Authority or pursuant to an exemption from such registration under the Securities Act, the Investment Company Act, the Canadian Securities Laws or other federal or state securities laws.

      (e) Except as set forth on Schedule 3.7(e) or as disclosed by any Company to a Fund’s board of trustees (or other governing body) and reflected in the Minutes (or in the materials referenced in such Minutes for any board meeting prior to September 1, 2000), each Portfolio or, in the case of any advisory or sub-advisory relationship with respect to an Advised Fund or Subadvised Fund, the portion of the Advised Fund or Subadvised Fund that is managed by any Company, has been managed in all material respects in accordance with its respective objectives, policies and restrictions, including without limitation those set forth in the respective organizational documents, prospectuses or other offering materials, board of directors or trustees directives and Applicable Law, except where the failure to so comply would not reasonably be expected to have a Seller Material Adverse Effect.

      (f) The Ivy Fund is governed by a board of trustees (the “Fund Board”) at least 75% of whom are not “interested persons” (as defined in the Investment Company Act) of the investment adviser to the Ivy Fund.

      (g) (i) The Ivy Fund has elected to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (a “RIC”) and has qualified for all taxable periods with respect to which the applicable statute of limitations (including extensions) has not expired prior to and including the Closing Date as a RIC, and has complied with all applicable provisions of law necessary to preserve and retain its election and status as a RIC; (ii) each Portfolio has timely filed all federal, state, provincial, local and foreign income and other material Tax Returns that it is required to file and all such Tax Returns are accurate and complete in all material respects; (iii) each Portfolio has timely paid all Taxes that it is required to pay, whether or not assessed by the relevant Taxing Authority; (iv) the Ivy Fund and each Portfolio has duly and timely withheld all Taxes required to be withheld by it (including Taxes required to be withheld by it in respect of amounts paid or credited to or for the account of employees, officers or directors and non-resident withholding Taxes) and has duly and timely remitted to the appropriate Taxing Authority such Taxes required to be remitted by it; (v) the Ivy Fund and each Portfolio has complied with all required Tax information reporting requirements to which it is subject, and such Tax information reporting returns and reports have been timely filed and are accurate and complete in all material respects; (vii) there is no material judicial or administrative claim, audit, action, suit, proceeding or investigation pending or, to the knowledge of MIMI, threatened against the Ivy Fund in respect of any Tax, and (viii) the Ivy Fund has for each taxable year distributed at least ninety percent (90%) of its taxable income and tax-exempt interest income to the extent required by law.

      (h) (i) Each Fund Contract and any subsequent renewal effected prior to the date hereof has been duly authorized, executed and delivered by a Company and the Fund party thereto and, to the knowledge of MIMI, each other party thereto and, to the extent applicable, has been adopted in compliance with Section 15 of the Investment Company Act and Rule 12b-1 thereunder and in compliance in all material respects with any statute, order, ordinance, rule or regulation to which such Company, Fund or Fund Contract is subject and is a valid and binding agreement of the Company and the Portfolio party thereto and, to MIMI’s knowledge, each Advised Fund party, each Subadvised Fund party and each other party thereto, enforceable in accordance with its terms (subject to bankruptcy, insolvency, moratorium, fraudulent transfer and similar laws affecting creditors’ rights generally and to general equity principles); (ii) each of the Companies and each Fund party thereto is in compliance in all material respects with the terms of each Fund Contract to which it is a party, and is not currently in default under any of the terms of any such Fund Contract; (iii) to MIMI’s knowledge, no event has occurred or condition exists that with notice or the passage of time or both would constitute such a default; (iv) all payments due under each distribution or principal underwriting agreement to which the Ivy Fund or any Portfolio is a party have been made in compliance with the related distribution plan adopted by the Fund Board under Rule 12b-1 under the Investment Company Act (a “12b-1 Plan”); (v) each 12b-1 Plan adopted by the Ivy Fund or any Portfolio and the operation of each such 12b-1 Plan currently complies in all material respects with Rule 12b-1; and (vi) each Fund Contract is in full force and effect.

      (i) There exists no material “out of balance,” “out of proof” or similar condition with respect to any shareholder account maintained by any Company, the Ivy Fund or any Portfolio.

      (j) Each of (i) the proxy solicitation materials to be distributed to the shareholders of any Portfolio, (ii) the material provided to the Fund Boards in connection with such proxy solicitations, and (iii) Forms ADV and BD of those Companies that are registered as investment advisers under the Advisers Act or as broker-dealers under the Exchange Act (as the case may be), as in effect as of the Closing Date, have provided and will provide all information necessary in order to make the disclosure of information therein satisfy in all material respects the requirements of the Exchange Act, the Investment Company Act, the Advisers Act and such Forms ADV and BD, as applicable, and such materials and information will be complete in all material respects and will not contain (at the time such materials or information is distributed, filed or provided, as the case may be) any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or misleading or (with respect to information included in proxy statements) necessary to correct any statement or any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

      (k) Each of the Companies providing investment advice to any Fund or acting as a distributor for any Fund has adopted a formal code of ethics and a written policy regarding insider trading, a complete and accurate copy of each of which has been made available to Buyer. Such codes of ethics and insider trading policies comply in all material respects with Section 17(j) of the Investment Company Act, Rule 17j-1 thereunder, Section 204A of the Advisers Act and Section 15(f) of the Exchange Act, as applicable. The policies of each of the Companies providing investment advice with respect to avoiding conflicts of interest are as set forth in the most recent Form ADV of the respective Company, as amended, which has been made available to Buyer. Except as set forth on Schedule 3.7(k) or as disclosed to the Fund Board and reflected in the Minutes (or in the materials referenced in such Minutes for any board meeting prior to September 1, 2000), there have been no material violations of such codes of ethics or such insider trading policies.

      (l) Except as set forth on Schedule 3.7(l) or as disclosed to the Ivy Fund Board and reflected in the Minutes (or in the materials referenced in such Minutes for any board meeting prior to September 1, 2000), the Ivy Fund has duly adopted procedures pursuant to Rule 17a-7 under the Investment Company Act, to the extent applicable. The Ivy Fund has for the past two years been operated and is currently operating in compliance in all material respects with Rules 17a-7, 17e-1 and 10f-3 thereunder, to the extent applicable.

      (m) The Companies have made (or in the case of filings after the date hereof, will make) available to Buyer true and complete copies of (i) all filings made by any of the Companies with the SEC or the Canadian Securities Regulators (other than the Securities Filings) within the past two years (including but not limited to all filings on Form ADV, Form TA, Form NSAR, Form BD and most recent FOCUS Report), (ii) all inspection reports related to any of the Companies provided to any of the Companies by the SEC or any Governmental Authority during the past four years and (iii) all material correspondence relating to any inquiry or investigation by a Governmental Authority relating to any of the Companies provided to any of the Companies since January 1, 2000.

      (n) Neither the Ivy Fund nor any of the Portfolios, and to the knowledge of MIMI none of the Advised Funds or Subadvised Funds, has proposed or is in the process of (i) liquidating, dissolving, winding up or otherwise ceasing its ordinary course of operations, (ii) consolidating, merging, reorganizing or otherwise materially changing its form or structure, (iii) selling or otherwise transferring all or substantially all of its assets or properties, or (iv) changing or materially altering its investment objective.

      SECTION 3.8     Assets Under Management. The aggregate amount of Assets Under Management by the Companies, the amount of Assets Under Management by the Companies (including in a subadvisory capacity) for each Portfolio and each Advised Fund and any material fee adjustments or waivers being made by the Companies ($100,000 or more on an annualized basis) or gross contributions or withdrawals ($1,000,000 or more) with respect to any such Portfolio or Advised Fund during fiscal year 2001 and through 5 Business Days prior to the Closing Date are accurately set forth in Schedule 3.8 hereto, together with a brief summary of the fee arrangements in effect with respect to each such Portfolio or Advised Fund. Except as set forth in Schedule 3.8, or disclosed in a Portfolio or Advised Fund’s prospectus or financial reports, there are no agreements or understandings in effect pursuant to which any of the Companies has capped, waived or reimbursed or will under any circumstances cap, waive or reimburse any or all fees, profit allocations or charges payable by or allocable from any of its clients (including any Portfolio or Advised Fund) or any investors in any Portfolio or Advised Fund. To the knowledge of MIMI, no client as of the date hereof of any of the Companies has expressed an intention to terminate or materially reduce its relationship with the Companies, and neither MIMI nor Newco has any reason to believe any such client will terminate or materially reduce its relationship with the Companies.

      SECTION 3.9     Title. None of the Companies owns any real property, and each of the Companies has good and marketable title to all of its assets and has good and insurable leasehold interests in its Leased Property, in each case free and clear of all Encumbrances other than Permitted Encumbrances. The only offices or locations at which any Company conducts business are the Leased Properties, each of which is set forth on Schedule 3.9.

      SECTION 3.10     Contracts. Schedule 3.10 sets forth a complete and correct list as of the date hereof of all of the following Contracts to which any Company is a party or under which any Company may be liable:

(a) any Contract with any director or officer of any Company (other than (i) Contracts terminable by such Company upon no more than 60 days’ notice without penalty or payment of any kind (other than amounts accrued through the effective date of termination) and (ii) the Company Benefit Plans and any Contract with any Affiliate of any Company;

(b) any Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC under the Exchange Act) of any Company to be performed in whole or in part after the date of this Agreement;

(c) any Contract that, after the Closing, will restrict the conduct of any line of business by the Companies in any material respect or upon consummation of the transactions contemplated hereby will materially restrict the ability of the Companies to engage in any line of business in which they may lawfully engage;

(d) each real estate lease or sublease (or related Contract) with respect to each Leased Property;

(e) any Contract with a labor union (including any collective bargaining agreement);

(f) any Contract pursuant to which any of the benefits of which will or could be increased, or the vesting of the benefits of which will or could be accelerated, by the consummation of the transactions contemplated by this Agreement, or the value of any of the benefits of which will or could be calculated on the basis of the transactions contemplated by this Agreement;

(g) any Contract (other than the Company Benefit Plans) not otherwise disclosed pursuant to this Section 3.10 calling for annual payments aggregating more than $100,000, whether payable by or to any Company;

(h) any partnership, joint venture or other similar contract;

(i) any funding agreement, indenture, credit agreement, loan agreement, note, mortgage, guarantee security agreement or other Contract for financing or funding relating to the securing or borrowing of money in an amount in excess of $100,000 pursuant to which any Company is the obligor or guarantor, including any sale or encumbrance of any amounts due under a distribution or principal underwriting agreement under Rule 12b-1;

(j) any Contract entered into since January 1, 2000 pursuant to which MIMI acquired any Company, any Company acquired another Company or any Company acquired or sold, or agreed to acquire or sell, all or materially all of the capital stock or other equity interest of another entity, or all or materially all of the assets of another entity; and

(k) other than as disclosed pursuant to Subsections (a) through (j) above, any Contract currently in effect that is outside the Ordinary Course of Business.

      All of the foregoing, together with the material Fund Contracts, are collectively referred to in this Agreement as the “Material Contracts.” To the extent that a Material Contract is evidenced by documents, copies thereof (including any amendments or waivers with respect thereto) have been delivered to Buyer. To the extent that a Material Contract is not evidenced by documents, MIMI has made available to Buyer a written description of all of the material terms and conditions of such Material Contract. Each Material Contract is in full force and effect and is enforceable in accordance with its terms. There does not exist under any Material Contract any default or condition or event that, after notice or lapse of time or both, would constitute a default on the part of any Company or, to the knowledge of MIMI, on the part of any other parties to such Material Contracts, except for such defaults, conditions or events that would not, individually or in the aggregate, reasonably be expected to result in a Seller Material Adverse Effect.

      SECTION 3.11     Technology and Intellectual Property.

      (a) The electronic data processing, information, recordkeeping, communications, telecommunications, portfolio trading and computer systems and Intellectual Property (including Software) which are used, executed, displayed, reproduced, licensed, sold or distributed by the Companies or the Ivy Fund in their businesses, including any Intellectual Property owned by a third party and incorporated in the Companies’ Software, products or services (collectively, the “Technology Systems”) perform adequately. One or more of the Companies or the Ivy Fund owns or has the right to use all components of the Technology Systems used in their businesses as currently conducted by them. The consummation of the transactions contemplated by the Agreement will not alter or impair the ownership or right of the Companies or the Ivy Fund to use each of the components of the Technology Systems except as would not reasonably be expected to have a Seller Material Adverse Effect. No trade secret, know how, model, process, formula, database or Software created by any of the Companies or the Ivy Fund included in the Intellectual Property of the Companies or the Ivy Fund has been disclosed or authorized to be disclosed to any third-party other than for use in connection with the Companies’ or the Ivy Fund’s business or pursuant to a confidentiality or non-disclosure agreement that reasonably protects the Companies’ and the Ivy Fund’s interest in and to such matters, except for such disclosures that would not, individually and in the aggregate, reasonably be expected to have a Seller Material Adverse Effect.

      (b) Set forth on Schedule 3.11(b) is a true and complete list of all Software that is used in and material to the conduct of the Companies’ or the Ivy Funds’ business and all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations, and domain name registrations, owned by any Company, the Ivy Fund or any Portfolio, or used in the conduct of the Companies’, the Ivy Fund’s or any Portfolios’ businesses as currently conducted, as well as any agreement under which any Company, the Ivy Fund or any Portfolio uses any third party’s Intellectual Property or confidential information used by such Company, Ivy Fund or Portfolio in its business. Schedule 3.11(b) shall also indicate for each of the above listed items whether each item is owned or under a license or similar grant of access or use by each Company, the Ivy Fund or Portfolio. All Intellectual Property registrations owned by the Companies, the Ivy Fund or the Portfolios are subsisting, are held in the name of the Companies, the Ivy Fund or the Portfolios and validly maintained. To the knowledge of MIMI, no Intellectual Property application or registration owned by the Companies, the Ivy Fund or the Portfolios is the subject of any pending or existing opposition, interference, cancellation proceeding or other legal or governmental proceeding before any registration authority in any jurisdiction. To the knowledge of MIMI, the conduct of the business of the Companies, the Ivy Fund and the Portfolios does not infringe upon any Intellectual Property of any third-party, except for such infringement that would not, individually and in the aggregate, reasonably be expected to have a Seller Material Adverse Effect. There are no claims, proceedings or actions pending or, to MIMI’s knowledge, threatened, and none of the Companies, the Ivy Fund or the Portfolios has received any notice of any claim or suit (i) alleging that the Companies’, the Ivy Fund’s or the Portfolios’ activities infringe upon or constitute the unauthorized use of the Intellectual Property of any third-party or (ii) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by any of the Companies, the Ivy Fund or the Portfolios, nor is there, to MIMI’s knowledge, a valid basis for any such claim or suit. To MIMI’s knowledge no third-party is infringing upon any Intellectual Property owned by the Companies, the Ivy Fund or the Portfolios, and no such claims have been made by the Companies, the Ivy Fund or the Portfolios.

      (c) The Companies or the Ivy Fund owns, or has the full right to use (without additional license fees or royalties), the name “MIMI” and all derivations thereof used by any Company or the Ivy Fund, and the Companies and the Ivy Fund have taken all reasonable actions to protect and preserve such name and derivations. The sales reporting system that is part of the Technology Systems is adequate for its intended use, one or more of the Companies owns or licenses all components of such system and there has not been any material malfunction with respect to such system that has not been remedied or replaced.

      SECTION 3.12     Legal Proceedings. Except as set forth in Schedule 3.12, neither the Ivy Fund, nor any Company or director, member, officer or employee of any Company or the Ivy Fund has at any time since September 30, 1999, been or is a party to any, and there have not at any time since September 30, 1999 been and there are not any material legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature pending or, to the knowledge of MIMI, threatened against any of them or any of their respective properties or assets relating to the business of any Company or the Ivy Fund or that challenges the validity or legality of this Agreement or of the transactions contemplated hereby or which seeks to prevent the consummation of such transactions and, except as set forth in the Securities Filings, there have not at any time since September 30, 1999 been and there is not any injunction, order, judgment, decree, or regulatory restriction imposed specifically upon any of them or any of their respective properties, assets, partners, directors, members, officers or employees relating to the business of any Company or the Ivy Fund.

      SECTION 3.13     Taxes and Tax Returns.

      (a) (i) Except at set forth on Schedule 3.13(a), all material Tax Returns which were required to be filed by or with respect to any of the Companies have been duly and timely filed; (ii) except as set forth on Schedule 3.13(a), all material items of income, gain, loss, deduction and credit or other items (“Tax Items”) required to be included in each such Tax Return have been so included and all such Tax Items and any other material information provided in each such Tax Return is true, correct and complete; (iii) all material Taxes owed by any of the Companies which are or have become due have been timely paid in full; (iv) the accrual for Taxes on the Most Recent Balance Sheet would be adequate to pay all Tax liabilities of the Companies if their current Tax year were treated as ending on the date of the Most Recent Balance Sheet; (v) since the date of the Most Recent Balance Sheet, none of the Companies has incurred or will incur any liability for Taxes other than in the ordinary course of business; (vi) no material penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax; (vii) all Tax withholding and deposit requirements imposed on or with respect to any of the Companies have been satisfied in full in all respects; (viii) there are no Encumbrances on any of the assets or properties of any of the Companies that arose in connection with any failure (or alleged failure) to pay any Tax; and (ix)

none of the Companies carries on business in Canada through a permanent establishment for purposes of the Canadian Tax Act.

      (b) Schedule 3.13(b) lists all federal, state, local and foreign Tax Returns filed with respect to any of the Companies for the three taxable years ending prior to the date hereof, indicates those Tax Returns that have been audited, indicates those Tax Returns that are currently the subject of audit, and indicates those Tax Returns whose audits have been closed.

      (c) There is no claim against any Company for any material Taxes, and no assessment, deficiency or adjustment has been asserted, proposed, or threatened with respect to any Tax Return of or with respect to any of the Companies, other than those disclosed (and to which are attached true and complete copies of all audit or similar reports) in Schedule 3.13(c).

      (d) To the knowledge of MIMI, no claim has ever been made by an authority in a jurisdiction where any of the Companies does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

      (e) Except as set forth on Schedule 3.13(e), there is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to any of the Companies or any waiver or agreement for any extension of time for the assessment or payment of any Tax of or with respect to any of the Companies.

      (f) The total amounts set up as liabilities, if any, for current and deferred Taxes in the Most Recent Balance Sheet are, and the total amounts set up as liabilities, if any, for current and deferred Taxes in the Preliminary Balance Sheet and Closing Balance Sheet will be, sufficient to cover the payment of all Taxes, whether or not assessed or disputed, which are, or are hereafter found to be, or to have been, due by or with respect to any of the Companies up to and through the periods ending on the dates thereof.

      (g) Schedule 3.13(g) contains a true and complete copy of each written Tax allocation or sharing agreement and a true and complete description of each unwritten Tax allocation or sharing arrangement affecting any of the Companies. No payments are due or will become due by any of the Companies pursuant to any such agreement or arrangement or any tax indemnification agreement except as set forth in Schedule 3.13(g).

      (h) Schedule 3.13(h) sets forth with respect to each of the Companies as of the most recent practicable date the amount of any material deferred gain or loss allocable to each of the Companies arising out of any intercompany transaction.

      (i) Neither the purchase and sale of the Shares nor the Pre-Closing Transactions will result in any Tax liability or the recognition of any items of income or gain to any of the Companies.

      (j) None of the Companies has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that would not be deductible under Section 280G of the Code.

      (k) None of the Companies (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was MIMI or, following the Share Contribution, Newco) or (ii) has any liability for the Taxes of any Person (other than any of the Companies) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

      (l) None of the Companies has entered into any agreement or arrangement with any Taxing Authority that requires any of the Companies to take any action or to refrain from taking any action.

      (m) None of the Companies has been a party to a distribution of stock pursuant to Section 355 of the Code during the two-year period preceding the date hereof as either a distributing corporation or a controlled corporation, as those terms are defined in Section 355(a) of the Code.

      SECTION 3.14     Insurance. One or more of the Companies maintains with reputable insurers worker’s compensation, comprehensive property and casualty, liability, directors’ and officers’, errors and omissions, fidelity and other insurance policies described on Schedule 3.14 hereto, true and complete copies of which have been delivered to Buyer, and which insurance is, in the reasonable opinion of MIMI and Newco, sufficient for the operation of its business.

      SECTION 3.15     Labor and Employment Matters. (a) None of the Companies is delinquent in any material respect in payments to any of its current or former members, partners, officers, directors, employees, consultants, or agents for any wages, salaries, commissions, bonuses, benefits, expenses or other compensation for any services performed by them or amounts required to be reimbursed to them; and in the event of termination of the employment of any employee of the Companies, except as set forth in Schedule 3.15(a), the Companies will not be liable to any such employee under any agreement in effect at the Closing for so-called “severance pay,” incentive pay, liquidated damages or any other payments or benefits, including, without limitation, post-employment health care, pension or insurance benefits.

(b) Except as set forth in Schedule 3.15(b), none of the Companies has had any material claim made against it by any Person before any Governmental Authority in respect of employment with any of the Companies for discrimination or harassment on account of sex, race or other characteristic protected by law except for claims which have been dismissed or finally resolved without material liability to the Companies prior to the date of this Agreement, and there are no pending or, to the knowledge of MIMI, threatened proceedings in relation thereto.

      SECTION 3.16     Benefit Plan Obligations. (a) Schedule 3.16(a) contains a true and complete list of each compensation, commission, bonus, deferred compensation, incentive compensation, equity purchase, equity option, share scheme, equity-based award, severance, redundancy or termination pay, hospitalization or other medical, accident, disability, life or other insurance, supplemental unemployment benefits, fringe, other welfare benefit, profit-sharing, pension, or retirement plan, program, agreement, or arrangement, and each other employee benefit plan, program, agreement, or arrangement (a “Plan”) as of the date hereof sponsored, maintained, or contributed to or required to be contributed to by any of the Companies or any ERISA Affiliate (as defined below) for the benefit of any employee or terminated employee of any of the Companies (a “Company Plan”) or any ERISA Affiliate. Any Plan maintained within the jurisdiction of the United States shall be referred to herein as a “US Plan.” For purposes of this Agreement, “ERISA Affiliate” means any entity or Person that together with any of the Companies would be deemed a “single employer” within the meaning of Section 4001 of ERISA or would be considered as being “members” of a controlled group of corporations within the meaning of Section 414 of the Code with any of the Companies. Each Company Plan may be modified or terminated by one of the Companies, or the applicable ERISA Affiliate, without liability to any Company, or its ERISA Affiliate, subject only to claims filed or incurred prior to such modification or termination and the restrictions imposed by the Code and ERISA.

(b) True, correct and complete copies of each of the Company Plans, related trusts, insurance or group annuity contracts and each other funding or financing arrangement relating to any Company Plan, including all amendments thereto, have been furnished to Buyer. There has also been furnished to Buyer, with respect to each Company Plan that constitutes a US Plan required to file or furnish such report or description, the reports on IRS Form 5500 and the summary plan descriptions, in each case since March 31, 1999, each of which has been duly completed and filed or furnished in accordance with Applicable Law in all material respects, and such reports and descriptions constitute all such reports and descriptions required to be filed or furnished with respect to the Company Plans that constitute US Plans pursuant to Applicable Law. Additionally, the most recent determination letter form the IRS for each of the Company Plans that constitute US Plans intended to be qualified under Section 401(a) of the Code, and any outstanding determination letter applications for such Plans, has been furnished to Buyer.

(c) Except as otherwise set forth on Schedule 3.16(c):

(1) Neither any of the Companies nor any ERISA Affiliate (i) has ever maintained any US Plan which has been subject to Title IV of ERISA or any similar law of any other jurisdiction or (ii) has ever provided or agreed to provide health care or any other welfare benefits (as described in Section 3(1) of ERISA) to any employees after their employment is terminated (other than as required by part 6 of Subtitle B of title I of ERISA or any similar law of any other jurisdiction) or has ever agreed to provide such post-termination benefits.

(2) No US Plan sponsored by any of the Companies or their ERISA Affiliates is a “multi-employer pension plan,” as defined in Section 3(37) of ERISA.

(3) The Companies or their ERISA Affiliates have substantially performed all obligations, whether arising by operation of law or by contract, required to be performed by them in connection with the Company Plans that constitute US Plans and to the knowledge of the Companies there have been no material uncorrected defaults or violations by any other party with respect to the Company Plans that constitute US Plans;

(4) Each Company Plan that constitutes a US Plan has been administered in all material respects in compliance with its terms, the applicable provisions of ERISA, the Code and all other Applicable Laws and the terms of all applicable collective bargaining agreements.

(5) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Companies or any of their ERISA Affiliates, threatened against, or with respect to, any of the Company Plans or their assets, nor are there any such actions, suits or claims by or on behalf of any Company Plan.

(6) Each Company Plan that constitutes a US Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified and has been so qualified since the date of its adoption, and each trust maintained thereunder is exempt from taxation under Section 501(a) of the Code.

(7) There is no matter pending (other than routine qualification determination filings, copies of which have been furnished to Buyer, or will be promptly furnished to Buyer when made) with respect to any of the Company Plans before any Governmental Authority that would reasonably be expected to have a Seller Material Adverse Effect.

(d) Except as otherwise set forth on Schedule 3.16(d), each Company Plan as of the date hereof sponsored, maintained, or contributed to or required to be contributed to by any of the Companies or any ERISA Affiliate for the benefit of any employee or terminated employee of any of the Companies or any ERISA Affiliate that is a Company Plan maintained outside the jurisdiction of the United States, but excluding plans maintained by a governmental entity (“Foreign Plans”) has been operated and administered in all material respects in compliance with its terms and with applicable law and there are no uncorrected defaults or violations with respect to the Foreign Plans that would result in the Companies incurring material liability.

      SECTION 3.17     Fairness Opinion; No Brokers. (a) The Board of Directors of MIMI has received the opinion of Putnam Lovell Securities, Inc. (the “Financial Advisor”) to the effect that, as of the date of such opinion, the consideration to be received by the Stockholders pursuant to the transactions contemplated by this Agreement is fair, from a financial point of view to the Stockholders. MIMI has been authorized by the Financial Advisor, subject to prior review by the Financial Advisor, to include such written fairness opinion in the Proxy Statement.

(b) Other than the Financial Advisor, whose fees shall be paid by MIMI or Parent, no broker, finder or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s or similar fee or other commission from any of the Companies in connection with this Agreement or the transactions contemplated hereby.

      SECTION 3.18     Derivatives, Etc. No Company is a party to, or is bound by, any Derivative Contract.

      SECTION 3.19     Absence of Changes. Except as disclosed in the Securities Filings, since March 31, 2002, none of the Companies has suffered a Seller Material Adverse Effect and the Companies have carried on and operated their respective businesses in the Ordinary Course of Business, except for operations outside the Ordinary Course of Business that would not, individually or in the aggregate, reasonably be expected to have a Seller Material Adverse Effect.

      SECTION 3.20     Competition Act (Canada) and Investment Canada Act. Based on the audited consolidated financial statements of MIMI and the other Companies for the most recently completed fiscal year, the book value of the Companies’ assets in Canada is less than CND $5 million and the Companies’ gross revenues from Canada are less than CND $35 million.

      SECTION 3.21     Valid Exemption. In the event that the Waivers are not received by MIMI and the MIMI Stockholder Approval does not include meeting the applicable requirements of OSC Rule 61-501 and QSC Policy Q-27, then the transactions contemplated by the Pre-Closing Transactions and this Agreement may be completed without meeting the applicable requirements of OSC Rule 61-501 and QSC Policy Q-27 and without receipt of any exemptive relief from such requirements.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER

      Buyer represents and warrants to MIMI and Newco as follows.

      SECTION 4.1     Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Buyer has the corporate power and authority to carry on its business as it is now being or is currently proposed to be conducted, to own, lease and operate all of its properties and assets, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such qualification or licensing necessary except where the failure to be so licensed or qualified would not individually or in the aggregate have a Buyer Material Adverse Effect.

      SECTION 4.2     Authority; No Violation; Consents.

      (a) Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by all requisite action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer. Assuming the due authorization, execution and delivery of this Agreement by MIMI, Parent and Newco, this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency, moratorium and similar laws affecting creditors’ rights and remedies generally.

      (b) Neither the execution, delivery and performance of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby and the performance of this Agreement by Buyer, assuming that the Governmental Consents, MIMI Stockholder Approval, Waivers, Fund Board Approvals and Fund Shareholder Approvals have been obtained prior to the Closing, will (i) (x) violate, conflict with, or result in a breach of any provision of the charter or by-laws or other organizational documents of Buyer, or (y) require consent under, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance or payment required by, or result in a right of termination or acceleration under, or result in the creation of any material Encumbrance upon any of the properties or assets of Buyer, under any of the terms, conditions or provisions of any Contract to which Buyer is a party or to which Buyer or any of its properties or assets may be subject, except for such consents, violations, conflicts, breaches, defaults, terminations, accelerations or Encumbrance creations which would not reasonably be expected to have a Buyer Material Adverse Effect, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to it or any properties or assets of Buyer, except for such violations which would not reasonably be expected to have a Buyer Material Adverse Effect.

      (c) No material notice to, filing with, authorization of, exemption by, or consent or approval of, any Governmental Authority is necessary for the consummation by Buyer of the transactions contemplated by this Agreement, other than the Waivers and Governmental Consents.

      SECTION 4.3     Legal Proceedings. Neither Buyer nor any director, officer, member or employee of Buyer is a party to any, and there are no material legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature pending or, to the knowledge of Buyer, threatened against Buyer or any of its properties, assets or Subsidiaries that challenges the validity or legality of this Agreement or of the transactions contemplated hereby or which seeks to prevent the consummation of such transactions and there is no injunction, decree, or regulatory restriction imposed specifically upon Buyer or any of its respective properties, assets, partners, directors, members, officers, or employees that challenges the validity or legality of this Agreement or of the transactions contemplated hereby.

      SECTION 4.4     No Ineligible Persons. Neither Buyer nor any “affiliated person” (as defined in the Investment Company Act) of Buyer is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof with respect to a registered investment company. Neither Buyer nor, to Buyer’s knowledge, any “associated person” (as defined in the Advisers Act or the Exchange Act) of Buyer is ineligible pursuant to Section 203(e) or (f) of the Advisers Act or Section 15(b)(4), (5), (6) or (7) of the Exchange Act to serve as a registered investment adviser or broker-dealer or as an associated person of a registered investment adviser or broker-dealer.

      SECTION 4.5     Certain Regulatory Filings.

      (a) The information regarding Buyer and its Affiliates supplied in writing by Buyer specifically for inclusion in the Proxy Statement, on the date the Proxy Statement is filed with the SEC, on the date the Proxy Statement is first sent or given to the Stockholders, and on the date of the meeting of the Stockholders, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer agrees to provide in writing all information concerning Buyer and its Affiliates that MIMI reasonably believes is required to be included in the Proxy Statement under the Exchange Act and the rules and regulations thereunder. Buyer agrees to promptly provide MIMI with any information reasonably necessary to allow MIMI to correct such information if and to the extent that the information provided by Buyer (including without limitation information concerning its Affiliates) for inclusion in the Proxy Statement becomes false or misleading in any material respect.

      (b) The information regarding Buyer and its Affiliates included in each of the proxy solicitation materials to be distributed to the holders of the Ivy Fund and that is approved in writing by Buyer, on the date such materials are filed with the SEC, on the date such materials are first sent or given to the holders, and on the date of the meeting of the holders, shall not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Buyer agrees to provide in writing all information concerning Buyer and its Affiliates MIMI reasonably believes that is required to be included in the Ivy Fund’s proxy statement under the Exchange Act, the Investment Company Act or the rules and regulations thereunder. Buyer agrees to promptly provide MIMI with any information reasonably necessary to allow MIMI to correct such information if and to the extent that the information provided by Buyer (including without limitation information concerning its Affiliates) for inclusion in the Ivy Fund’s proxy statement becomes false or misleading in any material respect.

      SECTION 4.6     No Brokers. No broker, finder or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s or similar fee or other commission from, Buyer or its Affiliates in connection with this Agreement or the transactions contemplated hereby.

      SECTION 4.7     No Unfair Burden. In connection with the transactions contemplated by this Agreement, neither Buyer nor any of its affiliates (as the term “affiliate” is defined in the Investment Company Act) nor any “Interested Person” (as such term is defined in the Investment Company Act) of Buyer or any of its affiliates, has imposed and none intend to impose, an unfair burden on the Ivy Funds as a result of such transactions, or as a result of any express or implied terms, conditions, or understandings applicable to such transactions within the meaning of Section 15(f) of the Investment Company Act.

      SECTION 4.8     Absence of Changes. Since June 30, 2002, Buyer has not suffered a Buyer Material Adverse Effect and Buyer has carried on and operated its business in all material respects in the Ordinary Course of Business, except for such deviations of Buyer’s business from the Ordinary Course of Business which would not reasonably be expected to have a Buyer Material Adverse Effect.

      SECTION 4.9     Financing. Buyer will have at the Effective Date sufficient funds to enable Buyer to pay the Purchase Consideration to perform Buyer’s obligations under this Agreement and to pay all fees and expenses of Buyer related to the transactions contemplated by this Agreement payable by it.

      SECTION 4.10     Share Ownership. As of the date hereof, Buyer does not own of record any shares of Common Stock.

ARTICLE V

COVENANTS

      SECTION 5.1     Conduct of Business.

      (a) During the period from the date of this Agreement and continuing through the Closing Date, except as expressly contemplated by this Agreement, as required by Applicable Law or as described in Schedule 5.1(a) or with the prior written consent of Buyer, each of the Companies shall and, to the extent within its control, shall cause the Ivy Fund to: (i) carry on its respective business in the Ordinary Course of Business; (ii) use commercially reasonable efforts to preserve its respective present business organization and relationships; (iii) use commercially reasonable efforts to keep available the present services of its employees; (iv) use commercially reasonable efforts to preserve its assets under management and profitability and the goodwill and relations of its clients and others with whom business relationships exist consistent with past practice; (v) not enter into any business venture, Contract or any other arrangement, whether written or oral (except for normal, recurring expenditures incurred in the Ordinary Course of Business), in any amount in excess of $100,000, or any Contract or other arrangement, whether written or oral, with any director, officer or Affiliate of any Company; (vi) not take any action the taking of which would or could reasonably be expected to result in any of the representations and warranties of MIMI and Newco set forth herein being or becoming untrue in any material respect or any of its agreements herein being breached in any material respect; (vii) not amend its organizational documents; (viii) not grant, issue or sell any Equity Interest of which any of the Companies is the issuer other than pursuant to the exercise of up to 1,185,500 stock options outstanding as of the date hereof; (ix) not effect any recapitalization, reclassification, dividend or split of Equity Interests or any similar change in capitalization of any of the Companies; (x) not merge, consolidate, amalgamate, transfer all or substantially all of its assets or engage in any similar transaction; (xi) not declare, set aside or pay any dividend or distribution to the holders of the Equity Interests of any Company; (xii) not acquire, transfer, sell, lease, pledge, or encumber any assets material to any Company; (xiii) not acquire (by merger, consolidation or acquisition of stock or assets) any Person or division thereof or (other than by the Ivy Fund) make any material investment by purchase of stock or securities, contributions to capital (other than to other Companies), property transfer or purchase of property or assets of any Person; (xiv) other than in the Ordinary Course of Business, not incur any indebtedness for money borrowed, any capital lease obligation or other long term liability or issue any debt securities or assume, guarantee, endorse or otherwise become responsible for, the obligations of any other Person, or make any loans or advances; (xv) with respect to any Company, not enter into any new Contract that would satisfy the definition of Material Contract if in effect on the date hereof or terminate, amend, modify or waive compliance of any provision of any Material Contract in any respect materially adverse to any of the Companies; (xvi) with respect to any Company, not make or change any material Tax election, release, assign, settle or compromise any material Tax liability, dispute or controversy, or waive any statute of limitations for any Tax claim or assessment, except in connection with the Request (as defined in the Support Agreement) or any income Tax refund relating to MIMI’s fiscal year ending March 31, 2002; (xvii) subject to applicable fiduciary responsibilities to the Ivy Fund, not allow the Ivy Fund to make or change any material Tax election, release, assign, settle or compromise any Tax liability, dispute, or controversy, or waive any statute of limitations for any Tax claim or assessment; (xviii) except as may be required as result of a change in Applicable Law or in GAAP, not change any accounting principles or practices; (xix) not release, assign, settle or compromise any claim or litigation other than in the Ordinary Course of Business; (xx) with respect to any Company, pay, discharge or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction in the Ordinary Course of Business; and (xxi) not enter into any agreement or understanding that would be inconsistent with any of the foregoing matters. Notwithstanding the foregoing, prior to the Closing, MIMI shall have the right to cause Ivy Management, Inc. to undertake not to pursue any claims relating to accounts payable by MIMI to Ivy Management, Inc. existing as of the Closing Date against any Person who receives any proceeds in the Pre-Closing Dissolution (other than Newco) or against any directors or officers of MIMI to the extent that such Persons, directors or officers become liable for such claims a result of the Pre-Closing Dissolution. In addition, Buyer shall not, and Buyer shall cause its Subsidiaries not to, pursue any claims relating to accounts payable by MIMI to Ivy Management, Inc. as of the Closing Date against any Person who receives any proceeds in the Pre-Closing Dissolution (other than Newco) or against any directors or officers of MIMI to the extent that such Persons, directors or officers become liable for such claims a result of the Pre-Closing Dissolution.

      (b) No Company, except as may be required by its respective fiduciary duties or as contemplated by this Agreement, will seek to cause the Fund Board to take any action with respect to the Ivy Fund other than in the Ordinary Course of Business of the Ivy Fund.

      (c) No Company shall adopt or amend in any material respect (except as may be required by law or permitted under this Agreement) any bonus, profit sharing, compensation, stock option, stock purchase, pension, retirement, deferred compensation, severance, retention, or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any director, officer or employee or former director, officer or employee of any Company (other than commercially reasonable arrangements entered into with any new hires) or, other than in the Ordinary Course of Business, increase the compensation or fringe benefits of any employee or former director, officer or employee of any Company or pay any benefit not required by any existing plan, arrangement or agreement.

      (d) No Company shall take any action with respect to the grant, acceleration or amendment of any change in control, retention, severance or termination pay or with respect to any increase of benefits payable under its change in control, retention, severance or termination pay policies in effect on the date hereof with respect to employees of any of the Companies.

      (e) Upon request by Buyer, from time to time prior to the Closing Date MIMI and Newco shall promptly update or cause to be updated each of the Schedules to this Agreement to reflect changes to the information set forth therein occurring through a date not more than two days prior to the Closing Date. For purposes of determining the accuracy of the representations and warranties of MIMI and Newco contained in Article III in order to determine the fulfillment of the condition set forth in Section 6.1(a), the Schedules delivered by MIMI and Newco shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto.

      (f) MIMI shall prepare and deliver to Buyer within 15 days after the end of each month after the date hereof and prior to the Closing Date (i) an unaudited consolidated balance sheet of the Companies and the related consolidated unaudited statements of income of the Companies and (ii) an AUM roll-forward for each of the Portfolios and Advised Funds.

      (g) At all times prior to the Closing, MIMI and Newco shall, and will cause each of the Companies to, maintain in effect all policies of insurance maintained by the Companies on the date hereof, or will procure comparable replacement policies and maintain such replacement policies.

      (h) MIMI shall not, prior to Closing, withdraw any of its securities from registration under the Exchange Act.

      (i) MIMI shall take all actions necessary to effectuate the termination of any Plan maintained by MIMI pursuant to Section 401(a) of the Code prior to the Pre-Closing Dissolution such that any such Plan and the assets and trust associated with the Plan shall be transferred to Newco in the form of a terminated Plan. The actions taken by MIMI to comply with the foregoing sentence shall not be deemed to result in a breach of Sections 3.16(c)(5), 5.1(c) or 5.1(d) of this Agreement. Any action taken pursuant to this Section 5.1(i) shall not be deemed to result in a constructive discharge for purposes of any change in control agreement maintained by MIMI, as of the date hereof, for the benefit of a MIMI executive.

      SECTION 5.2     Preparation Of Proxy Statement; Waivers; Pre-Closing Transactions.

      (a) MIMI shall prepare, in cooperation with Buyer, the Proxy Statement and use commercially reasonable efforts to obtain and furnish the information required to be included by it and the Companies in the Proxy Statement, shall file the Proxy Statement with the SEC, the Canadian Securities Regulators and the TSX, and respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to the Stockholders at the earliest practicable time following the execution of this Agreement. Buyer and its counsel shall be given reasonable opportunity to review and discuss with MIMI’s counsel the Proxy Statement prior to its filing with the SEC, and shall be provided with any comments that MIMI and its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after receipt of such comments. If prior to the Closing any event shall occur which is required to be set forth in an amendment or a supplement to the Proxy Statement, MIMI will promptly prepare and mail to the Stockholders such an amendment or supplement, provided, that, with respect to any event or information relating to Buyer giving rise to such requirement, Buyer shall have notified MIMI in writing thereof in a timely fashion.

      (b) MIMI shall prepare, in cooperation with Buyer, materials (including, if necessary, applications) to obtain the Waivers or an exemption for the Pre-Closing Transactions under OSC Rule 61-501 and QSC Policy Q-27, and shall furnish all information required to be included by it and the Companies therein. The applications shall be made as soon as reasonably practical after the date hereof and MIMI shall promptly respond to any comments or requests made by the Ontario Securities Commission or the Quebec Securities Commission with respect thereto, and shall otherwise use commercially reasonable efforts to obtain the Waivers as promptly as practicable.

      (c) Subject to obtaining the MIMI Stockholder Approval, MIMI and Newco shall cause the Pre-Closing Transactions to be consummated prior to the Closing. In any event, Parent shall, within 30 days following the date hereof, consummate the Share Contribution to Newco and MIMI shall, within 10 days after the Share Contribution, obtain the Board Dissolution Approval.

      SECTION 5.3     Stockholders’ Meeting; Board Recommendation. MIMI through its Board of Directors shall (i) except as expressly permitted by Section 5.7(c), recommend the approval of the Pre-Closing Dissolution by the Stockholders in the Proxy Statement and not withdraw such recommendation at any time at or prior to the vote for the approval of the Pre-Closing Dissolution by the Stockholders at a stockholders’ meeting (including any adjournments thereof, the “Stockholders’ Meeting”), (ii) duly call, give notice of, convene and hold the Stockholders’ Meeting, and (iii) subject to applicable fiduciary duties, use its commercially reasonable efforts to obtain the approval of the Pre-Closing Dissolution at the Stockholders’ Meeting as promptly as practicable following the execution of this Agreement.

      SECTION 5.4     Approval Of New Fund Contracts and Directors.

      (a) MIMI and Buyer recognize that the consummation of the transactions contemplated by this Agreement shall constitute an assignment and termination of certain of the Fund Contracts with the Portfolios and the underwriting agreements for the Portfolios under the terms thereof and the Investment Company Act. MIMI will, and Buyer will use commercially reasonable efforts to cooperate to, solicit the approval (“Fund Board Approvals”) of the Fund Board of the Ivy Fund or the Portfolios, as applicable, and, if necessary, the governing bodies of any Advised Fund or Subadvised Fund, in accordance with the requirements of the Investment Company Act, with respect to the Fund Transactions pertaining to such Fund. The term “Fund Transactions”, with respect to a Fund, means (i) adoption by or on behalf of such Fund of (A) an investment management agreement with the applicable Company, (B) an underwriting agreement on behalf of such Fund with the applicable Company, provided, that this clause (B) shall not apply to any Fund which as of the date hereof does not have an underwriting agreement with a Company, (C) the form of servicing agreements which shall be adopted by the Fund Board under Rule 12b-1 under the Investment Company Act, and (D) administrative services and fund accounting services agreements with the applicable Company with respect to other services provided to the Funds (all of which agreements described in clauses (A), (B), (C) and (D) above shall be in form and substance substantially identical to such Funds’ existing agreements with such Fund or Company for such services); and (ii) all required actions under federal or state securities laws in connection with the foregoing. Schedule 5.4 lists the investment management agreements, the underwriting agreements, the distribution plans and the administrative services and other agreements referred to in subsections (A) through (D) herein.

      (b) MIMI, Newco and Buyer will expeditiously use commercially reasonable efforts and cooperate to (i) cause to be prepared and filed with the SEC or other applicable Governmental Authority, cleared by the SEC or other applicable Governmental Authority, and mailed to the holders of the Portfolios, proxy statements pertaining to such of the Fund

Transactions as may require approval of such holders under the Investment Company Act or other Applicable Law, such proxy statements to contain all required information and disclosures, (ii) cause special meetings of the holders of the Portfolios to be called to vote on such Fund Transactions and (iii) cause the holders of the Portfolios to approve such Fund Transactions (each a “Fund Shareholder Approval”). Buyer and its counsel shall be given reasonable opportunity to review and comment on such proxy statements and disclosures with MIMI’s and Newco’s counsel prior to their filing with the SEC or other Governmental Authority.

      (c) Subject to applicable fiduciary duties to the Ivy Fund, MIMI and Newco shall use its commercially reasonable efforts to encourage the nomination and election of at least nine additional directors as members of the Fund Board effective as of the Closing Date. Subject to the exercise of independent discretion of the existing directors of the Ivy Fund who are not “interested persons” thereof, to the extent contemplated by Section 16(b) of the Investment Company Act, MIMI and Newco shall use its commercially reasonable efforts to encourage the nomination and election to the Fund Board by the securityholders of the Ivy Fund of the requisite number of new independent directors to fulfill the condition described in Section 15(f)(1) of the Investment Company Act. Buyer shall cooperate with MIMI and Newco in all commercially reasonable respects in connection with the requirements of this Section 5.4(c).

      (d) Subject to applicable fiduciary duties to the Portfolios, MIMI and Newco will each use commercially reasonable efforts to ensure that the Ivy Fund and the Portfolios take no action (i) that would prevent the Ivy Fund from qualifying as an RIC, (ii) that would be inconsistent with any Portfolio’s prospectus and other offering, advertising and marketing materials.

      (e) MIMI and Newco will each use commercially reasonable efforts to cause each Portfolio to amend or modify its prospectus or other offering documents to the extent required by Applicable Law to reflect the Fund Transactions.

      SECTION 5.5     Governmental Consents and Filings. Each of the parties hereto shall use commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all Governmental Authorities, including without limitation the Waivers, if necessary, and any filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the “HSR Act”). MIMI and Newco shall promptly provide Buyer (or its counsel) with copies of all filings made by MIMI, Parent, Newco or any of their Affiliates with any Governmental Authority in connection with this Agreement and the consummation of the transactions contemplated by this Agreement. Buyer shall promptly provide MIMI (or its counsel) with copies of all filings made by Buyer or any of its Affiliates with any Governmental Authority in connection with this Agreement and the consummation of the transactions contemplated by this Agreement. Subject to applicable laws relating to the exchange of information, MIMI, Newco and Buyer shall to the extent practicable consult the other with respect to all information relating to the Companies or Buyer, as the case may be, and any of their respective Affiliates, that appear in any filing made with, or written materials submitted to, any third party and/or Governmental Authority in connection with the transactions contemplated by this Agreement.

      SECTION 5.6     Additional Agreements. Subject to the terms and conditions provided in this Agreement, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each of the other parties hereto in connection with the foregoing. Buyer agrees to use commercially reasonable efforts to cooperate with Parent with respect to any claims to which Parent is a party that are brought after the Closing that are covered by policies of insurance of MIMI in effect prior to the Closing.

      SECTION 5.7     Acquisition Proposals.

      (a) During the period from the date of this Agreement and until the earlier of the Closing or the termination of this Agreement, none of MIMI, any of the Companies or any of their respective officers, directors, employees, representatives and agents shall, and MIMI and Newco shall use commercially reasonable efforts to cause any of the Company’s Affiliates not to, directly or indirectly, solicit or knowingly encourage any proposals or offers from any corporation, partnership, person or other entity or group other than the Buyer or an Affiliate of the Buyer (a “Third Party”) concerning any acquisition, consolidation, tender or exchange offer, merger, business combination, sale of securities or substantial assets of any of the Companies or any other transaction that would result in the sale of all or any of the Companies or their respective businesses (other than sales of assets in the Ordinary Course of Business) or that would otherwise adversely affect the ability of Parent, MIMI, Newco and Buyer to consummate the transactions contemplated by this Agreement (any such transaction being referred to herein as an “Acquisition Proposal”).

      (b) MIMI and Newco will promptly (and in no event later than 36 hours after receipt) notify Buyer in writing of, and will disclose to Buyer all material details (including, without limitation, the identity of the Third Party making such Acquisition Proposal) of, any Acquisition Proposal, whether oral or written, that any of MIMI, any Company or any of their respective Affiliates, officers, directors, employees, representatives or agents receives after the date of this Agreement.

      (c) MIMI, the Companies, and their respective Affiliates, officers, directors, employees, representatives and agents shall not, and shall not resolve to (i) furnish or cause to be furnished information concerning the Companies’ businesses, properties or assets to a Third Party, or enter into, participate in, conduct or engage in discussions or negotiations with such Third Party, (ii) take any position with respect to an Acquisition Proposal in the Proxy Statement or otherwise in accordance with Rules 14d-9 and 14e-2 under the Exchange Act in any manner adverse to Buyer or the transactions contemplated by this Agreement or make disclosure to the Stockholders regarding such Acquisition Proposal, (iii) not recommend, or withdraw its approval or recommendation of, the Pre-Closing Dissolution, (iv) modify or qualify such approval or recommendation in a manner adverse to Buyer, (v) approve or recommend any proposed Acquisition Proposal or (vi) cause or allow any Company to enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to an Acquisition Proposal. Notwithstanding the foregoing, if prior to the Stockholders’ Meeting the Board of Directors of MIMI determines in good faith, after it has received a Qualified Acquisition Proposal and after consultation with its financial advisors and legal counsel, that it must take such action to comply with its fiduciary duties to the Stockholders under Applicable Law, then MIMI’s Board of Directors may (subject to this sentence) take any of the actions contemplated by clauses (i) through (v) (but not any of the actions contemplated by clause (vi)) of the immediately preceding sentence (a “Subsequent Action”), but only if (1) in connection with any Subsequent Action contemplated by clause (i) above, the relevant Third Party executes a confidentiality agreement on terms no less favorable in the aggregate to the Company than those in the Confidentiality Agreement, (2) MIMI delivers to Buyer a written notice advising Buyer that MIMI’s Board of Directors has received a Qualified Acquisition Proposal and specifying the material terms and conditions of such Qualified Acquisition Proposal, identifying the person making such Qualified Acquisition Proposal and stating that, not earlier than the second Business Day following receipt by Buyer of such notice, MIMI’s Board of Directors intends to take a Subsequent Action; (3) during such two Business Day period, MIMI shall have considered, and shall have caused its Affiliates, officers, directors, employees, representatives and agents to have considered, in good faith any adjustments in the terms and conditions of this Agreement that Buyer may propose; and (4) Buyer does not, within such two Business Day period, offer to make such adjustments in the terms and conditions of this Agreement or other proposals regarding MIMI such that MIMI’s Board of Directors determines in its good faith judgment (after consultation with its financial advisors and legal counsel) that this Agreement, together with such adjustments offered by Buyer, is at least as favorable to the Stockholders as such Qualified Acquisition Proposal. As used herein, “Qualified Acquisition Proposal” means a bona fide written Acquisition Proposal or Acquisition Proposals to acquire all or substantially all of the capital stock or assets of the Companies as a whole on terms and subject to conditions that the Company’s Board of Directors believes in good faith, taking into account all of the terms and conditions of such Acquisition Proposal or Acquisition Proposals, would, if consummated, be superior to the transactions contemplated by this Agreement and in the best interests of the Stockholders of MIMI.

      (d) None of the Companies shall waive any provision of any confidentiality or similar Contract relating to an actual or possible Acquisition Proposal (whether entered into prior to the date hereof or hereafter) without the advance written consent of Buyer.

      SECTION 5.8     Fair Price Structure. If any “fair price” or “control share acquisition” or “anti-takeover” statute, or other similar statute or regulation or any state “blue sky” statute shall become applicable to the transactions contemplated hereby, MIMI, Newco and each of their respective Boards of Directors shall grant, subject to the terms of this Agreement, such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby, and otherwise act to minimize the effects of such statute or regulation on the transactions contemplated hereby or thereby.

      SECTION 5.9     Expenses. Except as provided elsewhere herein or in the Support Agreement, each party hereto shall bear the expenses incurred by it in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby; provided, that all filing fees paid or payable under the HSR Act shall be paid one-half by Buyer and one-half by MIMI.

      SECTION 5.10     Access; Certain Communications. Between the date of this Agreement and the Closing Date, subject to Applicable Laws relating to the exchange of information, the Companies shall afford to Buyer and its authorized agents and representatives reasonable access, upon reasonable prior notice and during normal business hours, to contracts, documents and information of or relating to the assets, liabilities, business, operations, personnel (including meetings with portfolio managers, marketing personnel and wholesalers) and such other aspects of the business of the Companies and the Funds as Buyer shall reasonably request; provided, however, that such investigations shall be conducted in a manner which does not unreasonably interfere with the Companies’ normal operations, clients and employee relations, jeopardize the work product privilege of the entity in possession or control of such information or contravene any Applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. No investigation pursuant to this Section 5.10 or otherwise shall affect or limit the representations and warranties of MIMI and Newco set forth herein.

      SECTION 5.11     Notification of Certain Matters. At all times prior to the Closing, MIMI, Newco and Buyer each shall give prompt notice to the other of (i) the occurrence, or failure to occur, of any event or existence of any condition that has caused or could reasonably be expected to cause any representations or warranties made by the notifying party in this Agreement to be untrue or inaccurate in any material respect at any time after the date of this Agreement, up to and including the Closing Date, and (ii) any failure on its part to comply with or satisfy, in any material respect, any of its covenants or agreements in this Agreement and any failure of any condition to another party’s obligation to complete the transactions contemplated hereby to be satisfied; provided, that the delivery of any notice pursuant to this Section 5.11 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      SECTION 5.12     Safe Harbor. MIMI, Newco and Buyer and their respective affiliates (as the term “affiliate” is defined in the Investment Company Act) shall comply, and shall each use its commercially reasonable efforts to cause the Board of Trustees of each Ivy Fund to comply, until the third anniversary of the Closing Date with Section 15(f) of the Investment Company Act. Without limitation as to the immediately preceding sentence, compliance with Section 15(f) of the Investment Company Act shall include the requirements for the minimum time periods specified in Section 15(f) and Section 16(b) of the Investment Company Act.

      SECTION 5.13     Confidentiality. (a) This Agreement, the transactions contemplated hereby and all information disclosed pursuant to Section 5.10 hereof shall be subject to the Confidentiality Agreement.

(b) Parent and Buyer shall agree with each other as to the form and substance of any press release related to this Agreement or the transactions contemplated hereby; provided, however, that nothing contained herein shall prohibit any party, following notification to the other parties if practicable, from making any disclosure required by Applicable Law.

      SECTION 5.14     Financing. On the Closing Date, Buyer shall have sufficient funds available (through cash on hand and existing credit arrangements) to consummate the transactions contemplated by this Agreement and to pay all fees and expenses owed by it related to the transactions contemplated by this Agreement.

      SECTION 5.15     Use of Name.

      (a) Anything herein to the contrary notwithstanding, no interest in or right to use the name or mark MACKENZIE, any derivation thereof, any name or mark confusingly similar therewith, or any logo used in connection therewith (collectively, the “Parent Marks”), is being transferred to Buyer, Newco or MIMI or their respective Affiliates pursuant to the transactions contemplated hereby. Except as set forth in this Section 5.15, after the Closing Buyer, Newco and MIMI and their respective Affiliates will cease to have any interest in or right to use the Parent Marks. Buyer, Newco and MIMI agree to and agree to cause their respective Affiliates to cease all use of the Parent Marks, including without limitation the use of the Parent Marks as or as components of Internet domain name registrations, and to cause the name of Ivy Mackenzie Distributors, Inc. and Ivy Mackenzie Services Corp. to be changed promptly after the Closing to eliminate any reference to the Parent Marks.

      (b) Parent grants Buyer, Newco and MIMI a limited license, commencing on the Closing Date and ending on the date ninety (90) days immediately following the Closing Date (the “License Term”), (i) to use the term MACKENZIE solely as a component of the trade names Mackenzie Investment Management, Inc. and Ivy Mackenzie Distributors, Inc. (the “Interim Trade Names”) solely in connection with the management of the Ivy Fund (the “Licensed Business”), and (ii) to use, solely in connection with the Licensed Business, any marketing or promotional brochures or related material, prospectuses, reports, sales orders, labels, letterhead, shipping documents, displays, advertising, and other materials existing on the Closing Date that bear any Parent Marks. Notwithstanding the foregoing, each of Buyer and MIMI agrees to use its best efforts to discontinue its use and to cause their respective Affiliates to discontinue their use of the Parent Marks as soon after the Closing as commercially practicable, and in no event will Buyer, Newco or MIMI or its respective Affiliates put into use after the License Term any marketing or promotional brochures or related material, prospectuses, reports, sales orders, labels, letterhead, shipping documents, displays, advertising, or other materials that bear any Parent Marks. Each of Buyer, Newco and MIMI agrees that all of its and its Affiliates’ use of the Parent Marks and Interim Trade Names (together, the “Licensed Names”) shall inure to the exclusive benefit of Parent for trademark purposes, and each of Buyer, Newco and MIMI and their respective Affiliates agrees not to challenge Parent’s ownership of the Licensed Names or the validity of the Licensed Names or this license.

      (c) Each of Buyer, Newco and MIMI and their respective Affiliates shall only use the Interim Trade Names in providing services associated with the Licensed Business, and shall ensure that the Licensed Business is provided with levels of customer service, responsiveness and integrity equal or superior to those provided by the Parent as of the Closing Date. During the License Term, Parent shall have the right, upon reasonable notice and during regular business hours, to monitor and inspect the quality of the services associated with the Licensed Business, and any and all advertising, promotional, sales or marketing materials used by either of Buyer, Newco or MIMI or their respective Affiliates in association with the Licensed Business that bear the Licensed Names. During the License Term, at Parent’s request, Buyer, Newco and/or MIMI shall submit for Parent’s inspection representative samples of all advertising, promotional and marketing materials bearing the Licensed Names used in connection with the Licensed Business. Each of Buyer, Newco and MIMI acknowledges that the purpose of the inspections conducted and quality control standards prescribed by Parent in this

Agreement is to maintain the reputation, image and goodwill of the Licensed Names. Parent shall not bear or assume any responsibility or liability to third parties as a result of setting or enforcing such standards or for any failure of the Licensed Business or of Buyer’s, Newco’s and/or MIMI’s and/or their respective Affiliates’ conduct of the Licensed Business to conform to such standards. Each of Buyer, Newco and MIMI and their respective Affiliates shall indemnify, defend and hold Parent harmless against any and all claims, losses, liabilities, damages, and expenses (including attorneys’ fees and expenses) arising from or relating to the use by Buyer, Newco and/or MIMI and/or their respective Affiliates of the Licensed Names in conducting the Licensed Business.

      (d) Buyer, Newco and MIMI and their respective Affiliates shall take no action that would prejudice or interfere with the validity of or Parent’s ownership of the Parent Marks, and none of Buyer, Newco or MIMI nor their respective Affiliates shall enter into any agreement with any third party that in any way alters, diminishes or restricts the rights of Parent in the Parent Marks, or that places any restrictions or conditions upon the use or appearance of any Licensed Name. Buyer shall not adopt as a trademark, service mark or trade name, or prosecute any application for the registration of any trademark, service mark or trade name containing any form or variation of any Parent Marks, in any jurisdiction in the world. During the License Term, each of Buyer, Newco and MIMI and their respective Affiliates shall fully cooperate with Parent in maintaining and defending the validity and ownership of the Parent Marks and any registrations of the Parent Marks, and in protecting the Parent Marks against infringement. Buyer, Newco and MIMI shall promptly notify Parent (i) upon becoming aware of any unauthorized use or infringement by any Affiliate or third party of any Parent Marks or (ii) of any assertion by any third party that Buyer’s, Newco’s or MIMI’s or their respective Affiliates’ use of the Parent Marks or the Licensed Names constitutes trademark, service mark, trade dress or trade name infringement, unfair competition or any other tortious act. Parent may in its sole discretion choose to initiate or defend any legal action with regard to any Parent Marks, and if Parent chooses to do so, Buyer, Newco and/or MIMI and/or their respective Affiliates shall cooperate reasonably, at Parent’s costs, with Parent in the prosecution or defense of such action. Buyer, Newco and/or MIMI shall not prosecute or defend any action alleging infringement, dilution, or unfair competition involving any Licensed Name or Parent Marks without Parent’s prior written consent. Buyer, Newco and/or MIMI shall cause their respective Affiliates not to prosecute or defend any action alleging infringement, dilution, or unfair competition involving any Licensed Name or Patent Marks without Parent’s prior written consent. Parent grants this license “as is”, and makes no representations or warranties concerning the Licensed Names. None of Buyer, Newco or MIMI nor any of their respective Affiliates may assign, sublicense, pledge, grant or otherwise encumber or transfer this license or any of its rights and obligations hereunder (whether by operation of law or otherwise) without the prior written consent of Parent. Parent may freely assign all of its rights and obligations under this license.

      SECTION 5.16     Additional Buyer Covenants. Buyer has no present plan or intention to liquidate, merge or dispose of Newco in a transaction other than a transaction with an entity that is taxable as a corporation for U.S. federal income tax purposes. Buyer has no present plan or intention to cause Newco to transfer any of the assets of MIMI that will be received by Newco in connection with the Pre-Closing Dissolution to a corporation of which Newco holds, directly or indirectly, 20% or more of the value of the outstanding stock.

ARTICLE VI

CONDITIONS TO CLOSING

      SECTION 6.1     Conditions to Buyer’s Obligations. The obligations of Buyer to effect the transactions contemplated hereby shall be subject to the following conditions, any one or more of which may be waived in writing by Buyer in whole or in part:

(a) each of the representations and warranties of MIMI and Newco set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty of MIMI or Newco contained herein that is qualified by a materiality standard or a Seller Material Adverse Effect standard shall not be further qualified hereby) as of the Closing Date (except to the extent any such representation or warranty speaks as of or is limited to an earlier date);

(b) the Companies shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing Date;

(c) no events or conditions shall have occurred that, individually or in the aggregate, have had or would be reasonably likely to have a Seller Material Adverse Effect;

(d) Newco shall have delivered to Buyer a certificate dated as of the Closing Date, confirming the satisfaction of the conditions contained in paragraphs (a) through (c) of this Section 6.1;

(e) the Companies shall have obtained all Fund Board Approvals, all Fund Shareholder Approvals, the Fund Board elections contemplated by Section 5.4(c), all new Fund Contracts contemplated by the Fund Transactions and each other item necessary to consummate the Fund Transactions as contemplated by Section 5.4; provided however, to the extent that the Companies shall have obtained Fund Shareholder Approvals with respect to Portfolios representing at least 92.5% of the AUM of the Ivy Fund as of the Closing Date, which Portfolios must include Ivy Global Natural Resources, Ivy Cundhill Global Value Fund, and Ivy Pacific Opportunities Fund, this Section 6.1(e) shall be deemed satisfied with respect to such Fund Shareholder Approvals;

(f) Parent shall have duly executed and delivered a Subadvisory Agreement (the “Subadvisory Agreement”) with Ivy Management, Inc. replacing each existing subadvisory or other Contract between Parent and each Company, substantially in the form attached as Exhibit B, which Subadvisory Agreement shall be in full force and effect immediately after the Closing;

(g) Parent shall have duly executed and delivered a Trademark Agreement (the “Trademark Agreement”), substantially in the form attached as Exhibit C;

(h) Parent shall have performed in all material respects each of its obligations under the Support Agreement to be performed on or prior to the Closing Date;

(i) the parties hereto shall have made and obtained all Governmental Consents and all Third Party Consents, each in form and substance reasonably satisfactory to Buyer;

(j) Buyer shall have received a favorable opinion or opinions of counsel to Parent, MIMI and Newco covering the matters set forth in Exhibit D and such other matters as Buyer shall reasonably request, all in form and substance reasonably satisfactory to Buyer;

(k) Buyer shall have received the opinion of counsel to MIMI, in form and substance reasonably acceptable to Buyer, substantially to the effect that, for federal income tax purposes, (i) the Share Contribution should be treated as a “qualified stock purchase” (as defined in Section 338(d) of the Code) by Newco of the stock of MIMI, and (ii) the Pre-Closing Dissolution should be treated as a distribution of the assets and liabilities of MIMI in complete liquidation pursuant to Section 332 of the Code;

(l) Newco shall have assumed all of the agreements listed on Schedule 3.10(a);

(m) each officer of Newco that is not an employee of Newco on the Closing Date and each director of Newco shall have resigned as an officer or director of Newco;

(n) Parent shall have duly executed and delivered a Tax Matters Agreement, substantially in the form attached as Exhibit E;

(o) Parent shall have duly executed and delivered a Marketing Agreement, substantially in the form attached as Exhibit F; and

(p) all registrations of MIMI under applicable securities laws shall have been terminated and, if necessary, Newco shall have duly registered as an investment advisor under all Applicable Laws.

      SECTION 6.2     Conditions to MIMI’s, Parent’s and Newco’s Obligations. The obligation of Parent, MIMI and Newco to effect the transactions contemplated hereby shall be subject to the following conditions, any one or more of which may be waived in whole or in part by Parent in writing:

(a) each of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects (provided that any representation or warranty of Buyer contained herein that is qualified by a materiality standard shall not be further qualified hereby) as of the Closing Date (except to the extent any such representation or warranty speaks as of or is limited to an earlier date);

(b) Buyer shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date;

(c) Buyer shall have delivered to Newco a certificate, dated as of the Closing Date, from a senior executive officer of Buyer confirming the satisfaction of the conditions contained in paragraphs (a) and (b) of this Section 6.2;

(d) Buyer shall have duly executed and delivered a Trademark Agreement, substantially in the form attached as Exhibit C;

(e) the parties hereto shall have made or obtained all Governmental Consents in form and substance reasonably satisfactory to Parent;

(f) Newco shall have received a favorable opinion of counsel to Buyer covering the matters set forth in Exhibit G and such other matters as Newco shall reasonably request, all in form and substance reasonably satisfactory to Newco;

(g) Ivy Management, Inc. shall have duly executed and delivered the Subadvisory Agreement;

(h) Buyer shall have duly executed and delivered a Tax Matters Agreement, substantially in the form attached as Exhibit E; and

(i) Buyer shall have duly executed and delivered a Marketing Agreement, substantially in the form attached as Exhibit F.

      SECTION 6.3     Mutual Conditions. The obligations of Parent, MIMI and Newco, on the one hand, and Buyer, on the other hand, to effect the Closing shall be subject to the following conditions:

(a) no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, that no proceeding initiated by any Governmental Authority seeking an injunction shall be pending and that no statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority which prohibits, restricts or makes illegal consummation of the transactions contemplated hereby;

(b) the Pre-Closing Dissolution shall have been approved as contemplated by the MIMI Stockholder Approval;

(c) the Plan of Dissolution shall have been filed with the Delaware Secretary of State and shall have become effective pursuant to the Delaware General Corporation Law, and all transactions contemplated by the Pre-Closing Transactions shall have been consummated; and

(d) any applicable waiting period, clearance, approval and filing under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

ARTICLE VII

TERMINATION/SURVIVAL

      SECTION 7.1     Termination. (a) Notwithstanding anything herein or elsewhere to the contrary or any approval of the Pre-Closing Dissolution by the MIMI Stockholder Approval, this Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to the Closing as follows:

(1) by the mutual written consent of Buyer and Parent;

(2) by either Parent or Buyer if a judgment, injunction, order or decree of a court or other competent Governmental Authority enjoining Parent, MIMI, Newco or Buyer from consummating the transactions contemplated by this Agreement shall have been entered, and such judgment, injunction, order or decree shall have become final and nonappealable; provided that a party may not terminate this Agreement pursuant to Section 7.1(a)(2) if it or its Affiliates’ failure to perform its obligations under this Agreement resulted in or substantially contributed to the issuance of such judgment, injunction or decree;

(3) by either Parent or Buyer if the Pre-Closing Dissolution shall fail to receive the MIMI Stockholder Approval;

(4) by Parent, on the one hand, or by Buyer, on the other hand, if there shall have been a material breach by the other of any of its representations and warranties set forth in this Agreement, which breach would, under Section 6.1(a) (in the case of a breach of representation or warranty by MIMI or Newco) or Section 6.2(a) (in the case of a breach of representation or warranty by Buyer), entitle the party receiving such representations and warranties not to consummate the transactions contemplated hereby and which breach, if it is of a nature that it may be cured, shall not have been cured within 30 days after notice thereof shall have been received by the party alleged to be in breach;

(5) by Parent, on the one hand, or by Buyer, on the other hand, if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of Buyer (in the case of termination by Parent) or in this Agreement or in the Support Agreement on the part of any of the Companies or Parent (in the case of termination by Buyer), which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the other; and

(6) at the election of Buyer or Parent, if the Closing Date shall not be on or before February 28, 2003.

      Notwithstanding Sections 7.1(a)(2)–(6) hereof, a party who is in material breach of any of its obligations or representations and warranties hereunder shall not have the right to terminate this Agreement pursuant to Sections 7.1(a)(2)–(6).

      (b) The termination of this Agreement shall be effectuated by the delivery by the party terminating this Agreement to the other party of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2.

      SECTION 7.2     Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1, this Agreement (other than Section 5.9) shall forthwith become void and have no effect except that, notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement; provided, that if this Agreement is terminated by either party pursuant to Section 7.1(a)(3), then MIMI shall promptly pay to Buyer a cash break-up fee equal to $2,000,000.

ARTICLE VIII

MISCELLANEOUS

      SECTION 8.1     Amendments; Extension; Waiver. Subject to compliance with Applicable Law, this Agreement may be amended, altered or modified by written instrument executed by each of the parties hereto; provided, that after the occurrence of MIMI Stockholder Approval of the Pre-Closing Dissolution no amendment to this Agreement may be made that would: (i) reduce the Purchase Consideration or change the form thereof; (ii) change any other terms and conditions of this Agreement if such changes, alone or in the aggregate, would materially and adversely affect the Stockholders (other than Parent or Newco).

      SECTION 8.2     Entire Agreement. This Agreement, together with the Confidentiality Agreement and the Master Agreement, constitute the entire understanding and agreement of the parties hereto, except as provided herein, and supersedes all prior agreements and understandings, written and oral, among the parties with respect to the subject matter hereof.

      SECTION 8.3     Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa. The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the first paragraph of this Agreement.

      SECTION 8.4     Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

      SECTION 8.5     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by telecopy (with confirmation), (c) mailed by certified or registered mail (return receipt requested and obtained) or (d) delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      If to Parent:

Mackenzie Financial Corporation
150 Bloor Street West Toronto
Toronto, Ontario M5S 3B5
Canada
Attention: President
Facsimile: (416) 922-2094

      With a copy to:

Dechert
10 Post Office Square South
Boston, Massachusetts 02109-4603
Attention: Joseph Fleming, Esq.
Facsimile: (617) 426-6567

      If to MIMI or Newco:

Mackenzie Investment Management, Inc.
925 South Federal Highway
Boca Raton, Florida 33432
Attention: President
Facsimile: (561) 368-5244

      With a copy to:

Dechert
10 Post Office Square South
Boston, Massachusetts 02109-4603
Attention: Joseph Fleming, Esq.
Facsimile: (617) 426-6567

      If to Buyer:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Shawnee Mission, Kansas 66202
Attention: Chief Financial Officer
Facsimile: (913) 236-1799

      With a copy to:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Shawnee Mission, Kansas 66202
Attention: General Counsel
Facsimile: (913) 236-2379

      and to:

Vinson & Elkins L.L.P.
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201-2975

Attention: Alan J. Bogdanow, Esq.
Facsimile: (214) 999-7857

      SECTION 8.6     Binding Effect; Persons Benefiting; No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and permitted assigns of the parties. Except as set forth in the preceding sentence, nothing in this Agreement is intended or shall be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of each of the other parties hereto, this Agreement and the rights hereunder may not be assigned by any of the parties hereto.

      SECTION 8.7     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which. taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

      SECTION 8.8     Governing Law. THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

      SECTION 8.9     Waiver of Jury Trial. PARENT, MIMI, NEWCO AND BUYER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE AGREEMENTS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      SECTION 8.10     No Punitive or Consequential Damages. No party hereto shall be liable for any punitive damages or other special, exemplary or consequential damages of any other Person arising out of or in connection with this Agreement, any of the agreements contemplated hereby or any of the transactions contemplated hereby or thereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

MACKENZIE FINANCIAL CORPORATION

By:	/s/ JAMES L. HUNTER

Name: James L. Hunter
Title: President and CEO

MACKENZIE INVESTMENT MANAGEMENT, INC.

By:	/s/ KEITH J. CARLSON

Name: Keith J. Carlson
Title: President and CEO

WADDELL & REED FINANCIAL, INC.

By:	/s/ JOHN E. SUNDEEN, JR.

Name: John E. Sundeen, Jr.
Title: Sr. Vice President

IVY ACQUISITION CORPORATION

By:	/s/ KEITH J. CARLSON

Name: Keith J. Carlson
Title: President

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

Exhibit A

MACKENZIE INVESTMENT MANAGEMENT INC.

Plan of Complete Liquidation and Voluntary Dissolution

Pursuant to Section 332 of the Internal Revenue Code of 1986, as amended and Section 281(b) of the Delaware General Corporation Law

      This is a Plan of Complete Liquidation and Dissolution (the “Plan”) of Mackenzie Investment Management Inc., a Delaware corporation (the “Company”), adopted pursuant to Section 332 of the Internal Revenue Code of 1986, as amended, and Section 281(b) of the Delaware General Corporation Law (the “DGCL”).

      1.     The holders of record of all of the Company’s issued and outstanding capital stock (the “Shareholders”) are listed on Schedule A hereto.

      2.     The Company shall (i) pay, or make reasonable provision to pay, all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company; (ii) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party; and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within ten years after the date of dissolution. Such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. In addition, upon the effectiveness of this Plan, each option granted under the Mackenzie Investment Management Inc. 1994 Stock Option Plan (the “Option Plan”) that is unexercised and outstanding shall be cancelled in exchange for cash payments in an amount equal to the excess, if any, between the fair market value of the stock underlying the option as of that date over the exercise price of the option, as provided in Section 9.1 of the Option Plan. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. The remaining assets of the Company shall be distributed pursuant to the Plan, on or before the end of its current taxable year, as follows: (i) $          per share in cash to shareholders of the Company (the “Unaffiliated Shareholders”) other than Ivy Acquisition Corporation, a Delaware corporation (“Ivy Acquisition”) and (ii) distribute $          per share to Ivy Acquisition in a combination of cash (if any remains after distribution of dissolution proceeds to the Unaffiliated Shareholders) and the non-cash assets and liabilities of the Company. In the event that the sale of all the capital stock of Ivy Acquisition to [Buyer] results in the receipt by the sole shareholder of Ivy Acquisition of aggregate consideration in excess of the proceeds distributed to Sections 2(i) and 2(ii) hereof (the “Excess Amount”), the Excess Amount shall be distributed by the sole stockholder of Ivy Acquisition (as of the date of adoption of this Plan by the Board of Directors of the Company) among the former shareholders of the Company on a pro rata basis, based upon the number of shares of Common Stock of the Company they owned immediately prior to the filing of a certificate of dissolution of the Company pursuant to Section 275 of the DGCL. The right to receive the Excess Amount shall not be assignable except by operation of law.

      3.     The Company shall (i) during its liquidation and the winding up of its affairs, indemnify and advance expenses to any director, officer, employee or agent of the Company who is serving at the request of the Company in effectuating the intent and purpose of the Plan to the full extent permitted by the DGCL; and (ii) upon its liquidation and the winding up of its affairs and the filing of a Certificate of Dissolution pursuant to Section 275 of the DGCL, purchase, maintain and pay all premiums for such additional insurance on behalf of such persons, as may be necessary or advisable, against any liability asserted against them and incurred by them in such a capacity, or arising out of their status as a director, officer, employee of agent of the Company, to the full extent permitted by the DGCL.

      4.     Upon effective filing of the Certificate of Dissolution of the Company with the Office of the Secretary of State of the State of Delaware, the Company shall be dissolved under Delaware law.

      5.     This Plan shall be adopted by the Board of Directors of the Company only at such time as Ivy Acquisition holds 80% or more of the outstanding stock of the Company and shall become effective upon its adoption by the holders of a majority of the outstanding capital stock of the Company in accordance with the DGCL.

      6.     The directors and officers of the Company are authorized and directed to file all of the required papers and take all of the necessary steps to dissolve the Company.

      7.     Promptly after filing the Certificate of Dissolution, the Company shall close its stock transfer books and discontinue recording transfers of its capital stock.

      8.     Nothing stated herein shall be construed as a limitation upon the authority of the directors of the Company to sign, record, transfer or file any and all forms, records, deeds, evidences of indebtedness or any other document, or to enter into negotiations, seek the advice of counsel, or take any other actions necessary to conform with the laws of the State of Delaware. Nor shall any provision of this Plan be construed as a limitation upon the authority of the directors of the Company to amend and modify this Plan to conform with such laws, or to abandon this Plan if the directors of the Company deem that it is in the best interests of the Company and its stockholders to do so.

      9.     The approval by the stockholders of the Company of this Plan constitutes a waiver of any and all rights of such stockholders of the Company, now or hereafter, to vote upon any modification or amendment to this Plan which the directors of the Company consider necessary to conform with the pertinent provisions of Delaware law, as well as the regulations promulgated thereunder, governing corporate liquidations.

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Exhibit B

SUB-ADVISORY AGREEMENT

BETWEEN

MACKENZIE FINANCIAL CORPORATION

AND

IVY MANAGEMENT INC.

MADE AS OF DECEMBER ●, 2002

SUB-ADVISORY AGREEMENT

AGREEMENT made the ● day of December, 2002.

BETWEEN:

MACKENZIE FINANCIAL CORPORATION, a company amalgamated under the laws of Ontario, Canada, with its principal place of business at 150 Bloor Street West, Suite 300, Toronto, Ontario, Canada M5S 3B5 (hereinafter called the “Manager”).

— and —

IVY MANAGEMENT INC., a company incorporated under the laws of the Commonwealth of Massachusetts, with its principal place of business at 925 South Federal Highway, Boca Raton, Florida 33432 (hereinafter called the “Sub-Advisor”).

RECITALS:

      1.     The Manager is the trustee and/or manager and the portfolio advisor to the mutual funds listed in Schedule “A” of this Agreement (the “Funds”), each of which are either mutual fund trusts or separate classes or series of shares of a mutual fund corporation organized under the laws of the Province of Ontario.

      2.     The Master Declaration of Trust, the Master Management Agreement or the Articles governing the Funds empowers the Manager to engage investment advisors to manage the investment portfolios of the Funds and to perform other investment advisory or administrative services to the Funds.

      3.     The Manager wishes to engage the Sub-Advisor to act as investment sub-advisor to all or a portion of the assets of the Funds, each as described in Schedule “A” (the “Sub-Advised Portfolios”), and has requested the Sub-Advisor to provide the Funds with investment advice and other administrative services with respect to the Sub-Advised Portfolios to assist the Manager to achieve the investment objectives of the Funds.

AGREEMENT:

      IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, each of the parties agrees as follows:

PART 1: SUB-ADVISORY SERVICES

      1.     Appointment Of Sub-Advisor. The Manager hereby appoints the Sub-Advisor to provide investment sub-advisory services to the Manager for the Sub-Advised Portfolios. The Manager agrees to amend the simplified prospectus, annual information form and such other documents as may be necessary to reflect the appointment of the Sub-Advisor. In its capacity as investment sub-advisor for the Sub-Advised Portfolios, the Sub-Advisor will:

(a) make all portfolio investment decisions concerning the Sub-Advised Portfolios on a full discretionary basis, including selection of appropriate stock and bond investments for each of the Sub-Advised Portfolios consistent with the investment objectives and strategies of each Fund; provided, that the Manager acknowledges and agrees that the Sub-Advisor shall have no responsibility for filing claims on behalf of the Sub-Advised Portfolios with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Funds may be entitled to participate as a result of securities holdings and provided that the Sub-Advisor promptly notifies the Manager of such action or proceeding;

(b) make all appropriate brokerage arrangements to implement the purchase and sale of portfolio investments, on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions consistent with applicable U.S. and Canadian securities regulation. For this purpose, “best execution” means prompt and reliable execution at the most favourable price obtainable, subject to the following:

(i) Such brokerage arrangements may be selected on the basis of all relevant factors, including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services;

(ii) The Sub-Advisor shall have no duty to seek advance competitive bids and may select brokers and brokerage arrangements based solely on its current knowledge of prevailing commission rates;

(iii) The Sub-Advisor shall have discretion, in the interest of the Sub-Advised Portfolios, to direct the execution of portfolio transactions to brokers that provide brokerage and/or research services for Sub-Advised Portfolios and/or other clients of the Sub-Advisor or one or more of its affiliates (on the basis permitted under O.S.C. Policy 1.9 or any policy, rule or national instrument adopted in replacement thereof); and in connection with such transactions, to pay commissions in excess of the amount another adequately qualified broker would have charged if the Sub-Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor and its investment advisory affiliates with respect to the accounts for which they exercise investment discretion; in reaching such determination, the Sub-Advisor will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker, provided that the Sub-Advisor shall be prepared to demonstrate that such determinations were made in good faith and that all commissions paid by any Sub-Advised Portfolio over a representative period were reasonable in relation to the benefits to such Sub-Advised Portfolio;

(c) determine whether and in what manner to vote, and whether and in what manner to exercise all voting rights in respect of investments in each of the Sub-Advised Portfolios (other than voting any proxies relating to securities of the Sub-Advised Portfolios that have a record date prior to the date of this Agreement or on or after the termination of this Agreement);

(d) issue appropriate instructions to the custodian (or the sub-custodian) of the Funds to facilitate delivery and settlement of portfolio transactions;

(e) maintain complete and accurate books and records relating to the Sub-Advised Portfolio transactions implemented by the Sub-Advisor and make such books and records reasonably available to the Fund and the Manager; provided that the Sub-Advisor may delegate such obligations to affiliates, which delegation shall not relieve the Sub-Advisor of its obligations hereunder; and

(f) carry out such other actions ancillary to its role as investment sub-advisor as may be beneficial to the administration of the Sub-Advised Portfolios, including providing regular investment reports to the Manager in a form and on a schedule agreed to from time to time by the Sub-Advisor and the Manager.

      2.     Investment Objectives And Strategies Of The Funds.

(a) The investment objectives and investment strategies for each of the Funds have been determined by the Manager and are set out in the current simplified prospectus for the Funds as it may be amended or renewed from time to time by the Manager in its sole discretion. The Funds are subject to the investment restrictions described in the annual information forms of the Funds and those contained in NI 81-102 and certain provincial securities acts of which the Sub-Advisor acknowledges it is aware and which it agrees to follow in providing the investment advisory services under this Agreement. Attached as Annex I is a listing, in relation to the Funds, of each related person or company (as such term is defined in the Securities Act (Ontario)) as of the date hereof and an indication of whether or not the Funds are permitted to invest in the securities of each such

2

person or company on the basis of an exemption order issued by certain Canadian securities regulatory authorities.

(b) The Manager has furnished or will furnish the Sub-Advisor with true, correct and complete copies of the governing documents of the Funds, and each Fund’s most recent prospectus and annual information form (and all amendments and supplements thereto). If they could reasonably be material to the Fund, the Manager will promptly furnish the Sub-Advisor with copies of all amendments, supplements, modifications or replacements of, or additions to, each of the foregoing.

(c) The Sub-Advisor agrees to comply with the investment objectives, restrictions and strategies of the Funds with respect to each Sub-Advised Portfolio and the provisions of the governing documents of the Funds, as such documents may be amended from time to time and which have been received by the Sub-Advisor, in providing its investment advisory services. The Sub-Advisor shall notify the Manager on a timely basis of any lapse in compliance with the objectives and strategies. However, the Sub-Advisor makes no representations or guarantees whatsoever that the objectives of the Funds or the Sub-Advised Portfolios will be achieved.

(d) The Manager will notify the Sub-Advisor on a timely basis, but in any event at least 5 days prior thereto, of any change in the investment objectives, restrictions or strategies of the Funds or their governing documents before the implementation date of the change to ensure an orderly transition to the new objectives or strategies.

(e) The Sub-Advisor agrees to notify the Manager promptly when it becomes aware of a change in any portfolio managers advising the Funds or any other changes to the Sub-Advisor or its affiliates which would affect the Funds or any documents relating to the Funds.

      3.     Fees For Sub-Advisory Services.

(a) Subject to the terms of this Section 3, the Manager will pay the Sub-Advisor fees for its investment advisory services for each Sub-Advised Portfolio advised by the Sub-Advisor on behalf of the Manager as set out in Schedule “B” to this Agreement.

(b) Each Fund’s net assets will be calculated daily on each day that The Toronto Stock Exchange is open for trading. The daily equivalent of the annualized fees based on the rates as described in Schedule “B” will then be calculated and paid to the Sub-Advisor monthly within 10 days of month end.

(c) During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage and other transaction charges, if any) purchased for the Sub-Advised Portfolios. The Sub-Advisor shall not be responsible for the Manager’s or the Fund’s expenses, which shall include without limitation any of the following expenses related to the Manager or the Funds: (i) organizational and offering expenses (including out of pocket expenses), (ii) expenses for legal, accounting and auditing services, (iii) taxes and governmental fees, (iv) dues and expenses incurred in connection with membership in investment company or similar organizations, (v) costs of printing and distributing securityholders reports, proxy materials, prospectuses, certificates and distribution of dividends, (vi) charges of a Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents, (vii) payment for portfolio pricing services to a pricing agent, (viii) registration and filing fees of applicable regulatory authorities, (ix) expenses of registering or qualifying securities of the Funds for sale in any jurisdiction, (x) freight and other charges in connection with the shipment of the Funds’ portfolio securities, (xi) fees and expenses of trustees or managers, (xii) salaries of securityholder relations personnel, (xiii) costs of securityholder meetings, (xiv) insurance, (xv) interest, (xvi) brokerage costs, and (xvii) litigation and other extraordinary or non-recurring expenses. The Manager shall reimburse the Sub-Advisor for any expenses of the Manager or any Fund as may be reasonably incurred by the Sub-Advisor on behalf of the Funds or the Manager. The Sub-Advisor shall keep and supply to the Manager reasonable records of all such expenses. However,

3

the Sub-Advisor shall not incur, or cause any Fund or the Manager to incur, any such expenses (other than expenses described in clauses (vi), regarding custodians and sub-custodians, (x) or (xvi) above) without the prior written agreement of the Manager.

      4.     Standard Of Care Of Sub-Advisor; Responsibility for Advice.

(a) The Sub-Advisor shall exercise its powers and discharge the duties as sub-advisor honestly, in good faith and in the best interests of the Funds and, in connection therewith, shall exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

(b) The Manager acknowledges that, in accordance with Subsection 7.3(b) of Rule 35-502 under the Securities Act (Ontario) with respect to the investment sub-advisory services rendered by the Sub-Advisor, the Manager has agreed with the Funds to be responsible to the Funds for any failure of the Sub-Advisor to act in accordance with the standard set forth in Section 4(a). The parties hereto agree that the Manager’s liability to the Funds shall in no way impair its ability to seek indemnification from the Sub-Advisor under Section 13(b) of this Agreement.

      5.     Information For Reports Or Registration And Access To Fund Records. The Sub-Advisor will cooperate with the Manager to provide any information required to be included in any reports that must be filed with any governmental authority by or on behalf of the Funds or the Manager and any other reports that the Manager shall reasonably request. The Sub-Advisor shall permit the books and records with respect to the Sub-Advised Portfolios to be inspected by the Manager, the Funds or their respective agents upon reasonable notice of a specific request by the Manager at all reasonable times during normal business hours.

      6.     Conflicts With Other Sub-Advisor Accounts.

(a) The Sub-Advisor now acts and may in the future act as an investment advisor to fiduciary or other managed accounts, and as an investment advisor, sub-advisor and/or administrator to other investment companies on a discretionary or other basis. The Manager has no objection to the Sub-Advisor’s acting in such capacities, as long as such services do not impair the services rendered to the Sub-Advised Portfolios. The Manager recognizes that, in some cases, this may adversely affect the size of the position that a Sub-Advised Portfolio may obtain in a particular security. In addition, the Manager understands that the persons employed by the Sub-Advisor to assist in the Sub-Advisor’s obligations under this Agreement may not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Advisor or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind and nature, except as specifically set forth in Section 14.

(b) If the availability of any particular investment security is limited and that security meets the investment objectives of any Sub-Advised Portfolio and also that of one or more of the Sub-Advisor’s other managed accounts, such security will be allocated on a fair and equitable basis.

(c) The Sub-Advisor agrees to adopt written trade allocation procedures that are fair and equitable and in accordance with applicable U.S. and Canadian laws and to keep accurate and complete records of all transactions effected under its trade allocation procedures. Any allocation made in accordance with the Sub-Advisor’s allocation procedures, as from time to time amended, shall be presumed fair and equitable if the Sub-Advisor has provided a copy of such procedures and amendments to the Manager and the Manager has not objected thereto in writing prior to such allocation and provided that the Sub-Advisor’s procedures are in substantial compliance with applicable U.S. and Canadian laws.

(d) On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Sub-Advised Portfolio as well as other clients of the Sub-Advisor or its affiliates, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no

4

obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favourable price or lower brokerage commissions and efficient execution.

      7.     Restricted Use Of Information By Manager. The Manager agrees not to use the investment advice or services provided by the Sub-Advisor pursuant to this Agreement for any purpose except the management of the Funds and the promotion of sales of securities issued by the Funds.

      8.     Self-Dealing. Except as permitted by U.S. and Canadian law, neither the Sub-Advisor, nor any officer, director or employee of the Sub-Advisor shall act as principal in connection with the purchase or sale of portfolio investments by or on behalf of the Sub-Advised Portfolios, or receive any compensation as a result of such purchases and sales other than the compensation provided for in this Agreement.

PART 2: REPRESENTATIONS, WARRANTIES, COVENANTS

      9.     Responsibility for Compliance. The Sub-Advisor shall be, at all times, in compliance in all material respects with U.S. and Canadian laws applicable to it. The Sub-Advisor shall notify the Manager if there are any lapses in such compliance on a timely basis. The Sub-Advisor agrees to conduct monitoring of the Sub-Advised Portfolios’ holdings on as frequent a basis as is required to ensure compliance by Sub-Advisor with laws applicable to it and with the provisions of this Agreement. The Manager is solely responsible for maintaining regulatory compliance with respect to the Funds, and the Sub-Advisor is only obligated to comply with laws applicable to it and with the provisions of this Agreement with respect to the Sub-Advised Portfolios.

      10.     Registration.

(a) Sub-Advisor Duly Registered. The Sub-Advisor represents and warrants that it is duly registered with the U.S. Securities and Exchange Commission as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended, to provide investment advisory services to managed accounts on a full discretionary basis. The Sub-Advisor is providing its services under this Agreement on the basis of the exemption from registration contained in Section 7.3 of Rule 35-502 under the Securities Act (Ontario) and, if there are reasonable grounds for believing that changes will be introduced affecting Ontario Securities Commission Rule 35-502 such that such exemption will become unavailable to the Sub-Advisor, the Sub-Advisor agrees to register under the Securities Act (Ontario) as an international adviser in the categories of investment counsel and portfolio manager to provide the services set forth in this Agreement. In accordance with the foregoing, the Sub-Advisor agrees to maintain all necessary registrations while this Agreement is in effect to enable it to continue to provide continuous investment sub-advisory services to the Sub-Advised Portfolios.

(b) Manager Duly Registered. The Manager represents and warrants that it is duly registered under the Securities Act (Ontario) as an adviser in the categories of investment counsel and portfolio manager.

      11.     Formation Of The Funds. The Manager represents and warrants that each of the Funds has been duly formed and complies with all applicable requirements in order to be offered to Canadian investors as an open-end mutual fund trust or as a separate class of shares of an open-end mutual fund corporation.

      12.     General Representations and Warranties. Each of the Manager and the Sub-Advisor represent and warrant to each other that:

(a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation;

(b) it has the corporate power and capacity to enter into and to perform its obligations under this Agreement;

(c) this Agreement has been duly authorized, executed and delivered and constitutes a validly binding obligation of it, enforceable in accordance with its terms, subject to bankruptcy, insolvency

5

and other laws relating to or affecting the enforceability of creditors’ rights generally and to principles governing the availability of equitable remedies;

(d) to the best of its knowledge, the execution, delivery and performance of this Agreement by it will not violate or result in any default under its constitutive documents or the constitutional documents of any of its sponsored funds, any other agreement to which any of them might be a party or their assets are bound, or any applicable statute, rule, regulation, or order of government, government agency or government body;

(e) there are no consents, approvals, orders or authorizations of any persons or governmental authorities in the Canadian jurisdictions in which its funds will be offered or in its home jurisdictions or any other declarations, notices or filings with any authority required to be obtained by it in connection with the entering into of this Agreement; and

(f) except as otherwise disclosed herein, it has all necessary registrations to provide all of the services to be rendered in this Agreement and that such registrations have been maintained in good standing.

PART 3: INDEMNIFICATION

      13.     Indemnification.

(a) The Manager agrees to indemnify the Sub-Advisor, its directors, officers and employees from any loss, claim, liability, litigation, damage or expense (including reasonable legal fees) which arises out of:

(i) the Manager’s failure to perform its obligations under this Agreement;

(ii) any misrepresentation or breach of any representation, warranty or agreement of the Manager contained in this Agreement; or

(iii) any untrue statement of a material fact contained in the prospectus documents distributed in connection with the public offering of the securities of the Funds to Canadian investors, or any omission to state in the prospectus documents a material fact required to be stated therein or necessary to make any statements in the prospectus documents not misleading, except for statements provided to the Manager by the Sub-Advisor in writing specifically for the purpose of inclusion in any prospectus document for the Funds.

(b) The Sub-Advisor agrees to indemnify the Manager, its directors, officers and employees from any loss, claim, liability, litigation, damage or expense (including reasonable legal fees) which arises out of:

(i) the Sub-Advisor’s failure to perform its obligations under this Agreement;

(ii) any misrepresentation or breach of any representation, warranty or agreement of the Sub-Advisor contained in this Agreement; or

(iii) any untrue statement or omission to state a material fact contained in a statement provided to the Manager by the Sub-Advisor in writing specifically for the purpose of inclusion in any prospectus document for the Funds.

PART 4: GENERAL MATTERS

14.	Exclusivity.

During the period of this Agreement and for a period of twelve months from the effective date of termination of this Agreement by the Manager pursuant to Section 24(d) or by the Sub-Advisor pursuant to Sections 23 and 24(f), the Sub-Advisor agrees that neither it nor any of its affiliates will provide any services including investment advisory services to or for the benefit of any mutual fund,

6

segregated fund or other investment product (excluding pension funds or investment products targeted at institutions offered in Canada which are not managed by the Manager or any of the companies within the Power Group of Companies and which are sold through financial advisors or which are targeted at Canadian retail investors. Companies within the Power Group of Companies include Great-West Life Corporation, Investors Group Inc. and any of their subsidiaries or affiliates.

      15.     Marketing Support and Related Matters. The Manager and the Sub-Advisor agree to enter into the Marketing Agreement simultaneously with the execution of this Agreement.

      16.     Confidentiality.

(a) The Sub-Advisor agrees to maintain in strict confidence the investment program of the Funds and the assets in each of the Sub-Advised Portfolios, except as may be required by applicable law.

(b) Each party agrees to keep confidential all information concerning the other party which it believes in good faith is not in the public domain and which has been acquired by virtue of this Agreement, including trade secrets, except as may be required by applicable law.

(c) Both parties to this Agreement agree to keep the terms of this Agreement confidential, except as may be required by applicable law.

      17.     Use of Trade Marks.

(a) Subject to the terms of this Agreement, the Sub-Advisor hereby grants to the Manager a non-exclusive royalty free right and license to use in Canada the Sub-Advisor’s trade marks and names solely in connection with the qualification, promotion, marketing and distribution of the Funds using the investment advisory services of the Sub-Advisor.

(b) Any and all use by the Manager of the Sub-Advisor’s trade marks and names shall only be in accordance with such standards and specifications and of such quality as is approved by the Sub-Advisor from time to time prior to the commencement of such use and only in a manner that protects and preserves all the rights of the other party as owner of the trade marks and names and not to impair the validity or to depreciate the value of the goodwill associated with the trade marks or names.

(c) Upon termination of this Agreement, the Manager shall cease any and all use by it of the trade marks and/or names of the Sub-Advisor, except as otherwise agreed, and shall immediately remove all signs, labels and/or any other indicia of its right to use any such trade marks and/or names of the Sub-Advisor and shall not adopt or use any other word, marks or names which are confusingly similar.

(d) No party shall at any time directly or indirectly contest the validity of the registration of the trade marks or business names of the other party, the exclusive ownership rights of the other party, their successors and assigns or the right of such party to grant the rights therein granted.

      18.     Amendment Of Agreement. No provision of this Agreement may be changed, waived, discharged or discontinued except by a document signed by both the Manager and the Sub-Advisor.

      19.     Assignment By Sub-Advisor. This Agreement shall not be assigned by the Sub-Advisor to any other person or company without the Manager’s prior written consent, except that (i) the Sub-Advisor may assign its rights and obligations under this Agreement to, or enter into sub-advisory agreements as to one or more Sub-Advised Portfolios with, Waddell & Reed Investment Management Company provided that pursuant to such assignment its parent company continues to have the same share ownership, or (ii) with the written consent of the Manager which shall not be unreasonably withheld, Sub-Advisor may enter into sub-advisory agreements as to one or more Sub-Advised Portfolios with any entity directly or indirectly owned or controlled by, or under common control with, the Sub-Advisor.

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      20.     Notice. Any notice to be given under this Agreement shall be in writing and shall be delivered, sent by prepaid mail, or sent by telecommunications facility to the address set out on the first page of this Agreement. Any such notice shall be effective when received if sent by delivery or telecommunications facility, and three days after mailing if sent by prepaid mail. Either party may change its address for notice by giving notice in accordance with this Section. All notices under this Agreement shall be sent to the attention of the President of the recipient of the notice with a copy to the General Counsel.

      21.     Severability. If any provision or provisions of this Agreement are held to be invalid, illegal or unenforceable by any arbitrator or by any court of competent jurisdiction, such provision shall be severable from this Agreement, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      22.     Governing Law. This Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that province, and the Advisor irrevocably submits to the jurisdiction of the Ontario courts in connection with any dispute arising out of this Agreement.

PART 5:     TERM AND TERMINATION

      23.     Term Of Agreement. This Agreement is effective as of December ●, 2002 and, subject to Section 24, will continue for a period of five years and thereafter until terminated by either party on not less than 90 days’ prior written notice to the other party.

      24.     Termination Of Agreement Or Agreement In Respect Of Sub-Advised Portfolios.

(a) The Manager can terminate this Agreement in respect of one or more Sub-Advised Portfolios (but not the entire Agreement) on 30 days’ written notice to the Sub-Advisor, provided that the Manager continues to pay the amount described as “C” in the fee formulas in Schedule “B” for the period up to December ●, 2007 plus, the amount described as “D” in the fee formulas in Schedule “B” for the period up to December ●, 2005. The amount described as “D” in the fee formulas in Schedule “B” shall continue to include the Sub-Advised Portfolios terminated pursuant to this Section 24(a), based on the net asset value of such Sub-Advised Portfolios on the effective date of termination. The Agreement will continue with respect to the remaining Sub-Advised Portfolios.

(b) (i) The Manager may terminate this Agreement immediately in respect of one or more Sub-Advised Portfolios in the event of a Change of Control of the Sub-Advisor. A “Change of Control” shall be deemed to occur, subject to the qualifications set forth in Subsections 24(b)(ii) and 24(b)(iii), if one of the following shall occur:

(A) Waddell & Reed Financial, Inc. ceases to hold, directly or indirectly, at least a majority of the voting securities of the Sub-Advisor;

(B) the acquisition in one or more transactions by any person or company of 50% or more of the voting securities of Waddell & Reed Financial, Inc. or any parent company thereof;

(C) as a result of or in connection with a contested election of directors, the individuals who constitute the board of Waddell & Reed Financial, Inc. immediately prior to such election together with the directors approved or nominated by the board prior to such election cease to constitute at least a majority of the board as a result of such election;

(D) Waddell & Reed Financial, Inc. or any parent company thereof merges or consolidates with or into another entity and, as a result of such merger or consolidation, the shareholders of [Buyer or any parent company thereof] immediately prior to such merger or consolidation do not own, directly or indirectly, immediately following the merger or consolidation at least a majority of the voting securities of Waddell & Reed Financial, Inc. or the surviving entity;

(E) a sale, lease, abandonment, transfer or other disposition of all or substantially all of the assets of the Sub-Advisor; or

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(F) acceptance by the shareholders of Waddell & Reed Financial, Inc. or any parent company thereof of a share exchange if the shareholders of Waddell & Reed Financial, Inc. or any parent company thereof immediately prior to such share exchange do not own, directly or indirectly, immediately following the share exchange at least a majority of the voting securities of the corporation resulting from such share exchange.

(ii) No Change of Control shall be deemed to have occurred, unless the Manager has performed reasonable due diligence in respect of the resulting or acquiring entity and, as a result of that due diligence, has made a reasonable determination that the Sub-Advisor or acquiring entity, as a result of such Change of Control, does not offer the same or reasonably equivalent reputational and marketing benefits and portfolio management expertise as the Sub-Advisor offered prior to such Change of Control. If the acquiring entity is a major competitor of the Manager in Canada, this sub-section shall not apply.

(iii) No Change of Control shall be deemed to have occurred, unless both Keith Tucker and Hank Herrmann resign or are removed or replaced in their capacity as CEO and CIO of the Sub-Advisor or its parent at any time prior or within 18 months following the occurrence of an event described in Section 24(b)(i)(A) through (F). Notwithstanding this clause, a Change of Control shall be deemed to have occurred if, within 12 months following the occurrence of an event described in Section 24(b)(i)(A) through (F):

(A) the executive management team of the Sub-Advisor and its affiliates does not remain substantially intact; and

(B) portfolio managers advising at least 66 2/3% of the Funds no longer advise the Funds.

(c) The Manager may terminate this Agreement at any time if Hank Herrmann resigns or is removed or replaced in his capacity as CIO of the Sub-Advisor or its parent and, within any twelve-month period, more than one-half of the portfolio managers that service the Sub-Advised Portfolios resign or are removed or replaced.

(d) This Agreement may be terminated at any time by either party if:

(i) the other party is in breach of any of the material terms of this Agreement after having been given 30 days’ prior written notice of the breach and an opportunity to cure the breach during the 30-day period;

(ii) the other party ceases to carry on business, becomes bankrupt or insolvent, resolves to wind up or liquidate or if a receiver of a substantial portion of its assets is appointed; or

(iii) the adviser registration or an exemption therefrom (for the Sub-Advisor) or the adviser registration (for the Manager) or the manager registration (for the Manager, as may be required at any future date) of the other party in any jurisdiction has not been obtained, is not available or has been revoked or restricted in a manner which makes it impossible for that other party to discharge its obligations under this Agreement.

(e) Either party may terminate the Agreement immediately by notice in writing if any court or regulatory body of competent jurisdiction establishes that the other party has committed fraud or a material regulatory violation in conducting its business that materially affects its capacity to act as Sub-Advisor or Manager in the reasonable opinion of the other party.

(f) The Sub-Advisor may terminate this Agreement after December ●, 2005 and up until December ●, 2007, upon 120 days written notice to Manager.

(g) Any termination of this Agreement shall not affect the liability of the parties in respect of any action undertaken before such notice was given.

(h) The Sub-Advisor will be entitled to receive all fees which have accrued up to the effective date of termination in accordance with the provisions of this Agreement and shall not be entitled to

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receive any additional payment upon termination unless that payment is expressly provided for under the provisions of this Agreement.

      25.     Duties During Termination Period. During the time period between the date of notice of termination and the effective date of termination, the Sub-Advisor agrees to continue to provide investment sub-advisory services to the Sub-Advised Portfolios in accordance with the standard of care set out in Section 4 of this Agreement.

      26.     Books And Records.

(a) The Sub-Advisor agrees that all books and records which it maintains relating to the investment assets of each of the Sub-Advised Portfolios are the property of the relevant Fund and that it will surrender any of such books and records to such Fund promptly upon the Fund’s request, provided that the Sub-Advisor may keep copies of such books and records for internal use and to the extent necessary for the Sub-Advisor to comply with any applicable laws.

(b) Upon termination of the Sub-Advisor’s appointment hereunder, the Sub-Advisor shall forthwith deliver to the Funds (or as the Funds may direct) all written records, documents and books of account, and all material and supplies which have been supplied by the Funds or the Manager, which are in the possession or control of the Sub-Advisor and which relate to the performance by the Sub-Advisor of its obligations under this Agreement; provided, however, that the Sub-Advisor may retain copies of such records, documents, books of account, materials and supplies of the applicable Fund, as may be required to comply with applicable law.

      27. Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

      28. Counterparts. This Agreement may be executed in any number of counterparts all of which taken together shall constitute this Agreement.

      29. Nature Of Agreement. This Agreement is not intended to be and shall not be treated as anything other than an investment advisory agreement relating to the provision of investment advisory services, with the rights of the parties being none other than the rights ascribed to them under this Agreement. Without limitation, this Agreement shall not be deemed in any way or for any purpose to constitute any party a partner or agent of the other party to this Agreement in the conduct of any business or otherwise or a member of a joint venture or joint enterprise with the other party to this Agreement.

      30.     Entire Agreement; Termination of Agreements.

(a) This Agreement, together with the Schedules hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth in this Agreement and in the Schedules hereto.

(b) Without limiting the foregoing, all prior agreements between the Manager and the Sub-Advisor for investment advisory services provided by the Sub-Advisor are hereby terminated in their entireties as of the effectiveness of this Agreement and each party represents to the other that that it has no claims against the other under or arising out of any such prior agreement between the parties other than claims for fees and expenses pursuant to the terms of such agreements to the date of termination.]

      31.     Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVERS ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE AGREEMENTS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL

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OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      32.     Survival. The provisions included in Sections 13, 16, 17 and 24, as applicable, shall survive the termination of this Agreement.

      IN WITNESS WHEREOF each of the parties has duly executed this Agreement.

IVY MANAGEMENT INC.

By:

Name
Title

By:

Name
Title

MACKENZIE FINANCIAL CORPORATION

By:

David Feather
Executive Vice-President

By:

James L. Hunter
President

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Exhibit C

AGREEMENT

      This Agreement (the “Agreement”) is entered into this            day of                               2002, by and between Mackenzie Financial Corp., a Canadian corporation (“Parent”), The Trustees of the Ivy Fund, a Massachusetts business trust (“The Trust”), and [Hedera], a Delaware corporation (“Hedera”).

BACKGROUND

      A. Parent has adopted, used, is using and is the owner of the trademark and/or trademark registration of IVY FUNDS, in word and logo formats, in Canada, for use in connection with the distribution of mutual funds. The Trust owns the trademarks and trademark registrations of IVY FUNDS, in word and logo formats, in the United States of America in connection with mutual fund investment services managed by Mackenzie Investment Management, Inc. (“MIMI”), a majority-owned subsidiary of Parent. A non-exhaustive list of the trademarks is set forth at Schedule A attached hereto.

      B. The IVY FUNDS marks (the “Marks”) have been in use in different countries for different funds without confusion because the funds and fund services associated with the Marks have been managed by or through Parent.

      C. In connection with a Merger Agreement executed concurrently with this Agreement among Parent, Hedera and [certain other parties] (the “Merger Agreement”), Hedera shall succeed to the mutual fund investment services business of MIMI in the United States of America (the “Hedera Services”), including the use of the IVY FUNDS marks in the United States of America.

      D. The parties acknowledge that confusion could result if their respective use of the Marks and promotion of their respective funds going forward are not confined to their respective countries.

      E. The parties desire to set forth certain understandings related to the ongoing use by Hedera in the United States of the IVY FUNDS marks for the Hedera Services, and by Parent of the IVY FUNDS mark in connection with mutual fund distribution services in Canada (the “Parent Services”) in order to avoid any future likelihood of confusion among the marks, or harm to the reputation of the marks.

      NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

1. All capitalized terms herein that are not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

2. Hedera agrees that it shall not, directly or indirectly, promote, market or advertise in Canada mutual fund investment or related financial services using the IVY FUNDS marks or any other mark incorporating the word IVY. For purposes of illustration only, Hedera shall not itself and shall not cause any third party to advertise or to distribute promotional materials related to the Hedera Services using IVY FUNDS or any mark incorporating the word IVY, whether in hard copy or electronic format, through print, broadcast or electronic media originating in Canada.

3. Parent agrees that it shall not, directly or indirectly, promote, market or advertise in the United States of America mutual fund investment or related financial services using the IVY FUNDS mark, or any mark incorporating the word IVY. For purposes of illustration only, Parent shall not itself and shall not cause any third party to advertise or to distribute promotional materials related to the Parent Services using IVY FUNDS, or any mark incorporating the word IVY, whether in hard copy or electronic format, through print, broadcast or electronic media originating in the United States of America.

4. Each of Parent and Hedera acknowledge and agree that it may be advisable to provide the means by which prospective investors who access the Internet web sites maintained by a party hereto may be transferred to the web site of the other party. At the request of Parent, Hedera shall provide and maintain a link from the Internet web site resolving at http://www.ivyfunds.com (the “Hedera Site”) to the Parent web site resolving at http://www.mackenziefinancial.com (the “Parent Site”) in order to permit web site visitors who enter the Hedera web site in search of information about the Parent Services to access information about such services. At Hedera’s request, Parent shall provide and maintain a reciprocal link from the Parent Site to the Hedera Site in order to permit web site visitors who enter the Parent Site in search of information about Hedera Services to access information about such services. Any such links shall include prominent disclaimers stating that (i) Parent and Hedera are not related companies and do not sponsor, guarantee, endorse or otherwise engage in the provision of the services of the other, and (ii) as applicable, (a) the Hedera funds are not available in Canada, are not affiliated with the IVY FUNDS marketed in Canada, and may be sold only to persons who are eligible to purchase United States registered investment funds, or (b) the Parent Services are not available in the United States, are not affiliated with the IVY FUNDS marketed in the United States, and that investors who are not resident in Canada should consult with a financial adviser to determine if the funds may lawfully be sold in their jurisdiction.

5. The parties acknowledge and agree that certain media originating in, respectively, Canada and the United States of America, may be available to residents of the other country. As a result, it may not be possible to ensure that residents of Canada will not be exposed to references to the Hedera Services under the IVY FUNDS marks, or that residents of the United States of America will not be exposed to references to the Parent Services under the IVY FUNDS mark. The parties therefore shall take commercially reasonable steps as may be necessary to avoid any likelihood of confusion among the Marks.

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6. MIMI has in the past used in connection with the Hedera Services the trademark IVY FUNDS and Design (U.S. Reg. No. 2,056,769), consisting of the IVY FUNDS word mark and an image of a castle tower (such image, the “Castle Logo”). Hedera agrees that, following the Closing Date, it shall not use the Castle Logo, nor adopt, directly or indirectly, any trademark, service mark, logo or design consisting of or including a design confusingly similar to the Castle Logo. Notwithstanding the foregoing, Hedera may use such marketing or promotional brochures or related material, prospectuses, reports, sales orders, labels, letterhead, shipping documents, displays, advertising, and other materials in existence as of the Closing Date that bear the Castle Logo for ninety (90) days from the Closing Date or the exhaustion of such materials and supplies in existence as of the Closing Date, whichever is earlier.

7. After the Closing, Hedera agrees that it will not, directly or indirectly, adopt or use a trade dress in the United States that suggests a connection or affiliation with, or endorsement by Parent, if the use by Hedera of such trade dress in Canada would constitute infringement or dilution of Parent’s trade dress rights (assuming the application in Canada of United States trademark law in determining whether such trade dress constitutes dilution or infringement of Parent’s trade dress). After the Closing, Parent agrees that it will not, directly or indirectly, adopt or use in Canada a trade dress that suggests a connection or affiliation with, or endorsement by Hedera, if the use by Parent of such trade dress in the United States would constitute infringement or dilution of Hedera’s trade dress rights under United States trademark law.

8. Additional Covenants of the Parties.

Parent and Hedera hereby covenant to each other that they shall, on a continuing basis, provide the Parent Services and Hedera Services, respectively, in a manner consistent with the standards of integrity, responsiveness, and customer service associated with the management by Parent of the IVY FUNDS funds as of the effective date of the Merger Agreement. Parent and Hedera shall timely file or cause to be timely filed any and all Governmental Documents; shall manage the Parent Services and Hedera Services, respectively, in conformance with the applicable Securities Laws; and shall not knowingly do or knowingly cause to be done any acts which individually or in the aggregate would reasonably be expected to damage the reputational interest in the IVY FUNDS marks. In the event of any extant or threatened investigation, finding, claim, proceeding or examination of the Parent Services or Hedera Services by any Governmental Authority (other than an examination in the normal course of business which does not involve or result in a claim or finding that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect), or (ii) any suit, claim, demand or proceeding brought by any third party against Hedera or Parent and alleging facts that, if true, would likely damage the reputation of the Marks, then to the extent lawfully permitted, Parent or Hedera shall notify the other of such investigation or claim and the parties shall cooperate to take such steps as may be reasonably necessary to mitigate such injury to the Marks. In the event that either Parent or Hedera ceases to use the IVY FUNDS marks in connection with their respective services, the party no longer using the IVY FUNDS marks shall notify the other of such

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determination.

9. Continued Assurances. The parties agree to cooperate in good faith as needed to carry out the spirit and intent of this Agreement. In the event the parties receive evidence of actual confusion arising as a result of their respective uses of the Marks, they agree to take any further reasonable actions and execute any further agreements that they in good faith deem necessary to obviate such confusion. In the event either Parent or Hedera reasonably determines that the provision of services by the other in association with the IVY FUNDS marks tarnishes or is likely to tarnish or bring into disrepute the IVY FUNDS marks, the objecting party shall notify the other in writing of its concerns, and the parties shall discuss in good faith steps to be taken by non-objecting party in order to mitigate any reputational injury to the IVY FUNDS marks.

10. The Trust’s Obligations. Parent shall have a right of first refusal upon commercially equivalent terms in respect of any sale or offer of license by The Trust to any third party to use the IVY FUNDS marks in connection with mutual fund investment services in the United States. Following the Closing Date, The Trust shall not use or license or otherwise authorize others to use the Castle Logo, nor adopt or use, directly or indirectly, any trademark, service mark, logo or design consisting of or including a design confusingly similar to the Castle Logo. At Parent’s request, The Trust shall, within sixty (60) days of the Closing Date and at its sole cost, petition the United States Patent and Trademark Office (the “PTO”) to surrender for cancellation U.S. Reg. No. 2,056,769 pursuant to 15 U.S.C. §1507(e). Additionally, in no event shall The Trust file or cause to be filed with the PTO any affidavit of use or incontestability, or any other form or document directed to preserve or maintain the IVY FUNDS and Design registration of the Castle Logo, and in the event that the cancellation petition for U.S. Reg. No. 2,056,769 is not affirmed by the PTO on or before April 29, 2003, then The Trust shall permit U.S. Reg. No. 2,056,769 to be cancelled for non-use.

11. This Agreement (a) constitutes the entire agreement between the parties with respect to the subject matter contained herein, (b) supersedes any prior agreements, understandings, representations or negotiations, whether written or oral, by or between the parties with respect to such subject matter, (c) will bind and inure to the benefit of the successors, assigns, subsidiaries, affiliates and licensees of each party, (d) may be amended or modified only by the parties’ mutual written consent, and (e) may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute the entire agreement.

SIGNATURE PAGE FOLLOWS

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SIGNATURES

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized individual.

MACKENZIE FINANCIAL CORPORATION

By:

Name:
Title:

THE TRUSTEES OF THE IVY FUND

By:

Name:
Title:

[HEDERA]

By:

Name:
Title:

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Exhibit E

TAX MATTERS AGREEMENT

      TAX MATTERS AGREEMENT (this “Agreement”), dated as of                               , 2002, is entered into by and between Mackenzie Financial Corporation, a corporation amalgamated under the laws of Ontario, Canada (“Parent”), and Waddell & Reed Financial, Inc., a Delaware corporation (“Buyer”).

RECITALS:

      WHEREAS, Buyer, Mackenzie Investment Management, Inc., a Delaware corporation and 85.7%-owned subsidiary of Parent (“MIMI”), and Ivy Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Newco”), have entered into a Stock Purchase Agreement dated as of                               (the “Stock Purchase Agreement”) pursuant to which Buyer will purchase all of the outstanding shares of capital stock of Newco;

      WHEREAS, Buyer and Parent have entered into a Voting, Support and Indemnification Agreement, dated as of                               (the “Support Agreement”), whereby Parent agrees to vote in favor of the transactions contemplated by the Stock Purchase Agreement and to indemnify Buyer for certain breaches of the Stock Purchase Agreement by MIMI;

      WHEREAS, in order to facilitate the acquisition of the assets of MIMI (which include the stock of the Subsidiaries owned by MIMI), Buyer has agreed to the Pre-Closing Transactions subject to the terms and conditions of the Stock Purchase Agreement and the Support Agreement;

      WHEREAS, Parent and Buyer desire to set forth their agreement with respect to certain Tax matters related to the Pre-Closing Transactions;

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Stock Purchase Agreement.

2. Tax Indemnity.

(a) Parent shall be responsible for and shall indemnify and hold harmless Buyer and its Affiliates (including Newco and it Subsidiaries), and their respective successors and assigns (collectively, the “Buyer Group”) from all Taxes and all reasonable costs and expenses arising out of, based upon or attributable to the Pre-Closing Transactions (any payment under this Section 2(a), an “Indemnity Payment”).

(b) The parties agree to report any Indemnity Payment under Section 2(a) for Tax purposes as an adjustment to the Purchase Consideration.

(c) In the event that, pursuant to a “Final Determination” (as defined in Section 3 below) and contrary to Section 2(b), an Indemnity Payment is determined to be subject to Tax, such Indemnity Payment shall be supplemented by a further payment (the “Gross-Up”) such that, after reduction for all Taxes imposed on the Buyer Group as a result of the receipt or accrual of such Indemnity Payment and the Gross-Up, the net amount of the Indemnity Payment together with the Gross-Up received by Buyer shall be eq ual to the gross amount of such Indemnity Payment.

(d) In calculating the amount of any indemnity obligation pursuant to this Section 2, including the applicable Gross-Up, it shall be assumed that the Buyer Group (and all members thereof) are subject to Tax at the maximum federal, state and local income Tax rates applicable to the Buyer Group (and members thereof) for the year in which the Pre-Closing Transactions occur.

(e) In the event that, following a payment by Parent of an Indemnity Payment hereunder, a member of the Buyer Group becomes entitled to a refund of, or credit for, Taxes for which an Indemnity Payment has previously been made, or to the extent that a member of the Buyer Group becomes entitled to a refund or reduction in Taxes as a result of any Tax benefit (including an adjustment related to timing differences) attributable to the Tax item that is the cause of an Indemnity Payment hereunder, Buyer shall pay, or shall cause to be paid the amount of such refund, credit or reduction in Taxes actually realized by the member of the Buyer Group; provided that in no event shall Buyer pay or cause to be paid an amount pursuant to this Section 2(e) that is greater than the total amount of Indemnity Payments received under this Section 2 minus all prior payments (if any) to Parent by Buyer paid pursuant to this Section 2(e).

3. Contest Provisions. Whenever Buyer becomes aware of the existence of an issue raised by any taxing authority which could reasonably be expected to result in a determination that would require an indemnity payment under this Agreement (an “Indemnity Issue”), Buyer shall in good faith promptly give notice to Parent of such Indemnity Issue. The failure of Buyer to give such notice shall not relieve Parent of its obligations under this Agreement except to the extent Parent is actually materially prejudiced by such failure to give notice. Parent and its Affiliates, at Parent’s expense, shall be entitled to participate (A) in all conferences, meetings or proceedings with any taxing authority, the subject matter of which is or includes an Indemnity Issue and (B) in all appearances before any court, the subject matter of which is or includes an Indemnity Issue. Buyer shall control all audits and similar proceedings; provided, however, Buyer shall take such reasonable action in contesting an Indemnity Issue as Parent shall reasonably request in writing from time to time, including the selection of counsel and experts and the execution of powers of attorney; provided that (i) within fifteen days after the notice required by this Section 3 has been delivered, Parent requests that such claim be contested; (ii) prior to taking such action, Parent shall have furnished Buyer with an opinion of Dechert (or other national law or accounting firm of recognized standing chosen by Parent and reasonably acceptable to Buyer) to the effect that there exists “substantial authority” within the meaning of Code Section 6662 for the position to be asserted by Buyer in contesting the Indemnity Issue; (iii) prior to taking such action Parent shall have acknowledged in writing its obligation to indemnify Buyer hereunder in the event Buyer does not prevail in such contest with respect to

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the Indemnity Issue and Parent shall have agreed to indemnify and reimburse (and shall indemnify and reimburse) Buyer, on demand from time to time, all costs, fees and expenses that the Buyer Group may reasonably incur in connection with contesting such Indemnity Issue, including, without limitation, (A) reasonable attorneys’ and accountants’ fees and disbursements and (B) the amount of any interest, penalties or additions to tax indemnified hereunder that may ultimately be payable as a result of contesting such Indemnity Issue; (iv) such action would not likely increase the amount of Taxes payable by the Buyer Group for which Parent is not obligated to indemnify the Buyer Group; and (v) if the Buyer Group is requested by Parent to pay the Tax claimed and sue for a refund, or if the Indemnity Issue is otherwise paid, Parent shall have advanced to the Buyer Group, on an interest-free basis, the amount of such claim. In the event any of the above conditions is or becomes unsatisfied (x) the Buyer Group may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, such Indemnity Issue in any manner it may deem appropriate (and the Buyer Group need not consult with, or obtain any consent from, Parent in connection therewith), (y) Parent will reimburse the Buyer Group promptly and periodically for the costs of defending against such Indemnity Issue (including reasonable attorneys’ fees and expenses), and (z) Parent will remain responsible for any Taxes and other liabilities the Buyer Group may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Indemnity Issue to the fullest extent provided in this Agreement. If Parent shall have requested the Buyer Group to contest an adjustment and have complied with each of the terms and conditions set forth above, the Buyer Group shall not settle or compromise any adjustment for which indemnity is sought hereunder without the written consent of Parent (which consent shall not be unreasonably withheld) unless it simultaneously releases Parent from its obligations to indemnify and reimburse the Buyer Group with respect to the issues so settled or compromised, and in the event that the Buyer Group concludes such a settlement or compromise without Parent’s written consent, Parent shall be deemed conclusively to have been so released. If Parent shall be willing to accept any settlement proposed by any taxing authority with respect to an Indemnity Issue as to which Parent has an indemnity obligation hereunder, but the Buyer Group refuses to approve such settlement, Parent’s obligations to indemnify the Buyer Group with respect to such issue shall thereafter be limited in amount to the amount Parent would have been required to pay pursuant to such settlement. The Buyer Group shall cooperate with Parent in order to contest effectively any Indemnity Issue. If Parent shall have requested Buyer to contest any Indemnity Issue as above provided and shall have duly complied with all terms of this Section 3, Parent’s liability with respect to such indemnity obligation as a consequence of such Indemnity Issue shall become fixed upon a Final Determination of the liability of Buyer for the Tax claimed, and Parent shall, within five days of such final determination, pay to Buyer the full amount due hereunder. For purposes of this agreement, a “Final Determination” shall be deemed to occur when (i) there is a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final, i.e., all allowable appeals have been exhausted by either party to the action, (ii) there is a closing agreement under Code Section 7121 or (iii) the time for instituting a claim for refund has expired, or if a claim was filed, the time for instituting suit with respect thereto has expired.

4. Tax Returns. Buyer shall prepare or cause to be prepared and shall file or cause to be filed all income Tax Returns of the Buyer Group, Newco and its Subsidiaries for any Taxable period that includes the Closing Date (each, an “Indemnified Period Tax Return”).

3

Buyer agrees that it shall report the Pre-Closing Transactions as (i) a “qualified stock purchase” (as defined in Section 338(d) of the Code) by Newco of the stock of MIMI owned by Parent followed by (ii) a distribution of the assets and liabilities of MIMI in complete liquidation satisfying the requirements of Sections 332(a) and (b) of the Code. At least 30 days prior to the applicable filing deadline (including any extensions), Buyer shall deliver to Parent for its review and comment a copy of the portion of any Indemnified Period Tax Return reporting any aspect of the Pre-Closing Transactions (a “Reported Pre-Closing Transactions Item”). Within 15 days of receipt of a proposed Reported Pre-Closing Transactions Item, Parent shall deliver to Buyer notice of any disputed items with respect to the calculation or description of a Reported Pre-Closing Transactions Item. If Buyer and Parent are unable to resolve any disputes with respect to such Reported Pre-Closing Transactions Item within a period of 5 days, such dispute shall be submitted to a national accounting firm of recognized standing selected by Buyer and reasonably acceptable to Parent for final resolution. All fees and expenses payable to an accounting firm under this paragraph shall be borne by Parent.

5. Separate Agreements; No Basket; No Cap. This Agreement is in addition to and separate from any indemnities, covenants, warranties, representations or other obligations of any party arising from or in connection with the Stock Purchase Agreement or the Support Agreement. Without limiting the foregoing, this Agreement shall not be subject to Section 3.7 of the Support Agreement.

6. Backup Withholding; Information Reporting. In connection with any distribution to shareholders of MIMI other than Newco upon the dissolution of MIMI, MIMI shall comply with all applicable withholding and information reporting requirements, including but not limited to either (i) holding a valid duly executed IRS Form W-8 or W-9 completed by each such shareholder or (ii) backup withholding at the applicable rate as required by any applicable law.

7. Survival. The obligations of this Agreement shall survive until the date that is 120 days after the expiration of the applicable statutes of limitation (including extensions).

8. Amendments; Extension; Waiver. Subject to compliance with Applicable Law, this Agreement may be amended, altered or modified by written instrument executed by each of the parties hereto.

9. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto, except as provided herein, and supersedes all prior agreements and understandings, written and oral, among the parties with respect to the subject matter hereof.

10. Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such

4

invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by telecopy (with confirmation), (c) mailed by certified or registered mail (return receipt requested and obtained) or (d) delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent:

Mackenzie Financial Corporation 150 Bloor Street West Toronto, Ontario M5S 3B5 Canada Attention: President Facsimile: (416) 922-2094

With a copy to:

Dechert 10 Post Office Square South Boston, Massachusetts 02109-4603 Attention: Joseph Fleming, Esq. Facsimile: (617) 426-6567

If to MIMI or Newco:

Mackenzie Investment Management, Inc. 925 South Federal Highway Boca Raton, Florida 33432 Attention: President Facsimile: (561) 368-5244

With a copy to:

Dechert 10 Post Office Square South Boston, Massachusetts 02109-4603 Attention: Joseph Fleming, Esq. Facsimile: (617) 426-6567

      If to Buyer:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Shawnee Mission, Kansas 66202
Attention: Chief Financial Officer
Facsimile: (913) 236-1799

      With a copy to:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Shawnee Mission, Kansas 66202
Attention: General Counsel
Facsimile: (913) 236-2379

      and to:

Vinson & Elkins L.L.P.
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201-2975
Attention: Alan J. Bogdanow, Esq.
Facsimile: (214) 999-7857

      13. Binding Effect; Persons Benefiting; No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and

5

permitted assigns of such Persons. Except as set forth in the preceding sentence, nothing in this Agreement is intended or shall be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of each of the parties hereto, this Agreement and the rights hereunder may not be assigned by any Person.

      14. No Impairment. This Agreement shall remain in full force and effect without regard to, and the obligations of the parties hereunder shall not be affected or impaired by: (a) any amendment, modification of or supplement to the Stock Purchase Agreement; (b) any extension, indulgence or other action or inaction in respect of the Stock Purchase Agreement; (c) any default by any party under, or any invalidity or unenforceability of, or any irregularity or other defect in the Stock Purchase Agreement; (d) any exercise or non-exercise of any right, remedy, power or privilege in respect of the Stock Purchase Agreement; or (e) any other circumstance or cause, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge or defense of any of the parties hereto and whether or not any of the parties hereto shall have had notice or knowledge thereof.

      15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

      16. Governing Law. THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

      17. Waiver of Jury Trial. PARENT AND BUYER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE AGREEMENTS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      18. No Punitive or Consequential Damages. No party hereto shall be liable for any punitive damages or other special, exemplary or consequential damages of any other Person arising out of or in connection with this Agreement, any of the agreements contemplated hereby or any of the transactions contemplated hereby or thereby.

6

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

MACKENZIE FINANCIAL CORPORATION

By:

Name:
Title:

WADDELL & REED FINANCIAL INC.

By:

Name:
Title:

7

APPENDIX C

[Putnam Lovell has consented to the inclusion of its opinion in this proxy statement.]

[Putnam Lovell NBF letterhead]

Board of Directors	August 28, 2002
Mackenzie Investment Management Inc.
925 South Federal Highway
Boca Raton, FL 33432

Confidential

Ladies and Gentlemen:

      We understand that Mackenzie Investment Management Inc. (“MIMI”), a Delaware corporation, Mackenzie Financial Corporation (“MIX”), a corporation organized under the laws of the Province of Ontario, Canada, Waddell & Reed Financial, Inc. (“WDR”), a Delaware corporation and Ivy Acquisition Corporation (“Newco”), a Delaware Corporation and wholly-owned subsidiary of MFC will enter into a Stock Purchase Agreement (the “Agreement”), the parties to the Agreement will variously enter into a Sub-Advisory Agreement, a Tax Matters Agreement, a Marketing Agreement, a Voting, Support and Indemnification Agreement and MIMI, MFC and the trustees of the Ivy Fund will enter into a Trademark Agreement, pursuant collectively to which, among other things, the following series of steps (collectively the “Transaction”) are contemplated (i) immediately prior to the Closing (as defined in the Agreement) under the Agreement and contingent on such closing occurring, MFC will contribute all the shares of common stock of MIMI owned and held of record by MFC to the capital of Newco (the “Share Contribution”) in exchange for 100% equity interest in Newco, (ii) following the Share Contribution, MIMI will adopt a plan of complete liquidation and dissolution under Delaware law pursuant to which MIMI will distribute its assets and liabilities to Newco and the stockholders of MIMI (other than Newco) will receive cash consideration equivalent to the greater of $4.05 per share or the per share equivalent value of the consideration received by MFC (iii) MIMI will be dissolved and (iv) WDR will acquire all right, title and interest in the shares of Newco owned by MFC in exchange for an aggregate payment of $74,000,000, (“Purchase Consideration”) subject to various adjustments as set forth in detail in the Agreement.

      You have asked for our opinion as to whether the Purchase Consideration to be paid by WDR pursuant to the Transaction is fair, from a financial point of view, to MIMI’s shareholders and the consideration to be received by the public stockholders of MIMI pursuant to the Transaction is fair, from a financial point of view, to such shareholders.

The Park Avenue Tower, 65 East 55th Street, New York, NY 10022

Main: 212 546 7500 Fax: 212 644 2271 www.PutnamLovell.com

Putnam Lovell NBF is a trade name of Putnam Lovell Securities Inc., which is an affiliate of National Bank Financial Inc.

Board of Directors of Mackenzie Investment Management Inc.	August 28, 2002

      In connection with rendering our opinion, we have, among other things:

(i)	reviewed certain available historical audited and unaudited financial statements and other information regarding MIMI;

(ii)	reviewed the financial terms and conditions of the draft version of the Agreement dated August 26,2002, the Sub-Advisory Agreement dated August 21,2002, the Marketing Agreement dated August 16,2002, the Trademark Agreement dated August 28,2002, the Tax Matters Agreement dated August 27,2002 and the Voting, Support and Indemnification Agreement dated August 27,2002;

(iii)	reviewed and discussed with management of MIMI and MFC certain information of a business and financial nature furnished to us by them including financial analysis and projections of MIMI’s businesses prepared by the management of MIMI;

(iv)	compared the financial performance of MIMI with certain other companies in the investment management industry that we deemed to be relevant;

(v)	considered the financial terms of selected recent business combinations of companies that we deemed to be comparable, in whole or in part, to the Transaction;

(vi)	made inquiries regarding and discussed the Transaction and the Agreement and other matters related thereto with MIMI’s counsel;

(vii)	constructed a financial model to analyze the financial dynamics and sensitivity of the business plan and its impact on valuation, and

(viii)	performed such other analysis and examinations as we deemed appropriate.

      In preparing our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of the financial and other information supplied or otherwise made available to us from public sources or by MIMI or MFC and have not independently verified such information. We have neither obtained nor performed any independent valuation or appraisal of the assets or liabilities of MIMI. With respect to

Board of Directors of Mackenzie Investment Management Inc.	August 28, 2002

the financial projections and forecasts of MIMI provided to us, we have assumed that such financial projections and forecasts have been reasonably prepared and reflect the best currently available estimates and good faith judgments of the senior management of MIMI and MFC as to the future competitive, operating and regulatory environments and related financial performance of MIMI and we express no view with respect to such projections or forecasts or the assumptions on which they were based. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information and agreements (or drafts thereof) made available to us as of, the date hereof and is based upon our understanding that there will be full and accurate disclosure to the public shareholders of all material elements of the Transaction

      We have acted as financial advisor to the Board of Directors of MIMI in connection with the Transaction and will receive a fee from MIMI for our services, a substantial portion of which is contingent upon consummation of the Transaction. Putnam Lovell NBF provides a full range of financial advisory and securities services. Putnam Lovell NBF and/or its affiliates provide research coverage on securities of WDR, and in the normal course of trading activity may from time to time effect transactions in securities of WDR and MIMI or their affiliates as principal or agent. Richard I. Morris, Jr. Vice Chairman of Putnam Lovell NBF, is a non-executive director of Premier Asset Management Plc, a company in which MFC has a minority ownership stake.

      Based upon the foregoing and in reliance thereon, it is our opinion on the date hereof that the Purchase Consideration to be paid by WDR pursuant to the Transaction is fair, from a financial point of view, to MIMI’s shareholders as of the date hereof and the consideration to be received by the public shareholders of MIMI pursuant to the Transaction is fair, from a financial point of view, to such shareholders as of the date hereof.

      This opinion is directed to the Board of Directors of MIMI in its consideration of the Transaction and is not a recommendation to MIMI or its shareholders as to how such shareholders should vote, if required, with respect to the Transaction. Further, this opinion does not address the relative merits of the Transaction to any alternatives to the Transaction, MIMI’s decision to proceed or effect the Transaction, or any other aspect of the Transaction. This opinion may not be used or referred to by MIMI, or quoted or disclosed to any person in any manner, without our prior written consent. In furnishing this opinion, we do not admit that we are experts within the meaning of the term

Board of Directors of Mackenzie Investment Management Inc.	August 28, 2002

“experts” as used in the Securities Act and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

Very truly yours,

PUTNAM LOVELL NBF

APPENDIX D

INFORMATION RELATING TO THE DIRECTORS AND EXECUTIVE OFFICERS OF

MACKENZIE INVESTMENT MANAGEMENT INC.

      The name and position and the principal occupation or employment, business address and material occupations, positions, offices or employment for the past five years, of each director and executive officer of Mackenzie Investment Management Inc. are set forth below. The business address of each director and executive officer of Mackenzie Investment Management Inc. is c/o Mackenzie Investment Management Inc., 925 South Federal Highway, Suite 600, Boca Raton, FL 33432. The business telephone number of each director and executive officer of Mackenzie Investment Management Inc. is (561) 393-8900.

Name	Age	Present Principal Occupation or Employment and Five Year Employment History

James W. Broadfoot III	59	Mr. Broadfoot has been a director of the Company since June 1995. He has been Senior Vice President and Portfolio Manager of the Company since August 1990. Mr. Broadfoot has also served as President of Ivy Management, Inc. (“IMI”) since October 1997. He has been a director of Ivy Mackenzie Distributors, Inc. (“IMDI”) and a director of Ivy Mackenzie Services Corp. (“IMSC”) since January 2001. He has served as President and Interested Trustee of Ivy Fund since July 1999. Prior thereto, he served as Vice President of Ivy Fund since June 1996. Mr. Broadfoot is a citizen of the United States.
Keith J. Carlson	46	Mr. Carlson has been the President, Chief Executive Officer, and a director of the Company since July 1999. Prior thereto, Mr. Carlson served as Executive Vice President and Chief Operating Officer from December 1997 to July 1999, Senior Vice President from August 1989 to December 1997 and a director from April 1985 to October 1996. Mr. Carlson has also served as a director of IMDI since June 1993, President and Chief Executive Officer of IMDI since December 1994, Chairman of IMI since January 1992, a director of IMI since November 1992, Senior Vice President of IMI since January 1992 and Chairman and Director of IMSC since June 1993. Mr. Carlson has also served as President of IMSC from June 1993 to February 1996 and from February 2001 to the present and Chairman and Trustee of Ivy Fund since July 1999. Prior thereto, Mr. Carlson served as President of Ivy Fund from December 1996 to July 1999. Mr. Carlson is a citizen of the United States.
Alan J. Dilworth	71	Mr. Dilworth has been a director of the Company since December 1996. He has served as President of Alan J. Dilworth Consulting, Inc. from September 1995 to present. Prior thereto, he was a Partner and Senior Counsel at Deloitte & Touche, Chartered Accountants, from 1993 to 1995. He was a director of Mackenzie Financial Corporation (“MFC”) from January 1999 to June 2001. He has been a director of Investors Group Inc. since April 2001. He has also served as a director and Chairman of St. Michael’s Hospital (Toronto) Research Institute since 1994, a director and Chairman of St. Michael’s Hospital Crown Foundation since December 1996, and a director and Secretary of Mary Centre of the Archdiocese of Toronto since June 1996. Mr. Dilworth is a Canadian citizen.

Name	Age	Present Principal Occupation or Employment and Five Year Employment History

James L. Hunter	50	Mr. Hunter has served as a director of the Company since September 1994. He was Chairman of the Company from 1995 to March 1997. Mr. Hunter has been a director of Investors Group, Inc. since May 2001 and a director, President and Chief Executive Officer of MFC, since 1997. Prior to that, he was Executive Vice President and Chief Operating Officer of MFC from October 1994 to January 1997. Prior thereto, Chief Financial Officer and Senior Vice President of MFC from September 1992 to October 1994. He has been a director of Investors Group Inc. since April 2001. He has been a director and Chairman of Cundill Funds Inc. since September 1998, a director and Chairman of Execuhold Investment Ltd. since March 1992, a director of IMI since August 1994, a director and Chairman of Mackenzie M.E.F. Management Inc. since August 1994, a director and Chairman of M.R.S. Securities Services Inc. since June 1996, a director and Chairman of M.R.S. Trust Co. since September 1993, and a director and Chairman of Multiple Retirement Services Inc. since March 1993. Mr. Hunter is a Canadian citizen.
Edward J. Lill	70	Mr. Lill joined our Board of Directors in October 2001, subsequent to last year’s annual meeting. He served as Partner and Vice Chairman at Deloitte & Touche until his retirement in 1995. He is a consultant to Metropolitan Life from June 1995 to present. He is a director of Dan River Mills, Inc. and has served in that capacity since 1997. Mr. Lill is a citizen of the United States.
Neil Lovatt	61	Mr. Lovatt has been Chairman of the Company since March 1997 and a director since September 1994. He served as Vice-Chairman of MFC from October 1994 to January 2002. Mr. Lovatt is a Canadian citizen.
Alasdair J. McKichan	71	Mr. McKichan has been a director of the Company since November 1994. He has been an Associate of KPMG since February 1995. He has served as CEO of McKichan Associates since December 1994. Mr. McKichan is a director of MFC and has served in that capacity since 1994. Mr. McKichan is a Canadian citizen.
Allan S. Mostoff, Esq	69	Mr. Mostoff has been a director of the Company since December 1998. Mr. Mostoff has been a Partner of Dechert since March 1976. He is a member of the American Law Institute and also serves as a founding director and President of the Mutual Fund Directors Forum. Mr. Mostoff is a citizen of the United States.
Michael R. Peers	72	Mr. Peers has been a director of the Company since October 1996. He was a director of Ivy Fund from 1972 to 1996. Prior to that, he was Chairman of Ivy Fund from 1974 to December 1996. He also served as Chairman and Principal of IMI from 1980 to 1992. He has been a Governor of Cundill Funds (Board of Governors) since September 1998. Mr. Peers is a citizen of the United States.

Name	Age	Present Principal Occupation or Employment and Five Year Employment History

Beverly J. Yanowitch	52	Ms. Yanowitch has been the Chief Financial Officer of the Company since January 2000, Vice President of the Company since December 1999 and Treasurer of the Company since September 2000. Ms. Yanowitch also has been Senior Vice President of IMDI since October 1997, Vice President of IMDI since December 1993, Treasurer of IMDI since September 2000, Senior Vice President of IMI and IMSC since September 2000 and Treasurer of IMI and IMSC since September 2000. Prior thereto, Ms. Yanowitch served as Controller from January 1993 to December 1999 and Treasurer of Ivy Fund since January 2001. Ms. Yanowitch is a citizen of the United States.
Paul P. Baran	51	Mr. Baran has been Vice President of the Company since December 1999 and Portfolio Manager and Senior Vice President of IMI since July 1998. Prior thereto, Mr. Baran served as Senior Vice President and Chief Investment Officer for Central Fidelity National Bank from September 1987 to June 1998. Mr. Baran is a citizen of the United States.
Thomas H. Bivin, Jr.	63	Mr. Bivin has been Vice President of the Company since September 1999 and Executive Vice President and National Sales Manager for IMDI since September 1999. Prior thereto, Mr. Bivin served as Senior Vice President and Wholesaler of IMDI from July 1994 to September 1999. Mr. Bivin is a citizen of the United States.
Robert Perry	48	Mr. Perry has been Vice President of the Company since 1999 and Chief Technology Officer of the Company since 1998. Prior thereto, Mr. Perry served as Vice President of Management Information Systems at Service America Network, Inc. from 1996 to 1998.
Stephen J. Barrett	33	Mr. Barrett has been Vice President of the Company since 2001 and Director of Marketing of the Company since 2000. Prior thereto, Mr. Barrett served as Senior Relationship Manager and Manager of Client Services at Forum Financial Group from 1996 to 2000.

INFORMATION RELATING TO THE DIRECTORS AND EXECUTIVE OFFICERS OF

IVY ACQUISITION CORPORATION

      The name and position and the principal occupation or employment, business address and material occupations, positions, offices or employment for the past five years, of each director and executive officer of Ivy Acquisition Corporation are set forth below. The business address of each director and executive officer of Ivy Acquisition Corporation is c/o Mackenzie Investment Management Inc., 925 South Federal

Highway, Suite 600, Boca Raton, FL 33432. The business telephone number of each director and executive officer of Ivy Acquisition Corporation is (561) 393-8900.

Name	Age	Present Principal Occupation or Employment and Five Year Employment History

Keith J. Carlson	46	Mr. Carlson has been the President, Treasurer and a director of the Ivy Acquisition Corporation since August 2002. Mr. Carlson has also been the President, Chief Executive Officer, and a director of the Company since July 1999. Prior thereto, Mr. Carlson served as Executive Vice President and Chief Operating Officer from December 1997 to July 1999, Senior Vice President from August 1989 to December 1997 and a director from April 1985 to October 1996. Mr. Carlson has also served as a director of IMDI since June 1993, President and Chief Executive Officer of IMDI since December 1994, Chairman of IMI since January 1992, a director of IMI since November 1992, Senior Vice President of IMI since January 1992 and Chairman and Director of IMSC since June 1993. Mr. Carlson has also served as President of IMSC from June 1993 to February 1996 and from February 2001 to the present and Chairman and Trustee of Ivy Fund since July 1999. Prior thereto, Mr. Carlson served as President of Ivy Fund from December 1996 to July 1999. Mr. Carlson is a citizen of the United States.
W. Sian B. Brown	40	Ms. Brown has been Secretary of Ivy Acquisition Corporation since August 2002. Ms. Brown has also been Senior-Vice President, General Counsel and Secretary of Mackenzie Financial Corporation since April 2001. From April 1998 to April 2001, she was Senior Vice President, Legal and Assistant Secretary of Mackenzie Financial Corporation. From May 1995 to April 1998, she was Vice-President, Legal of Mackenzie Financial Corporation. She is a Canadian citizen.

INFORMATION RELATING TO THE DIRECTORS AND EXECUTIVE OFFICERS OF

MACKENZIE FINANCIAL CORPORATION

      The names, municipalities of residence and principal occupations during the preceding five years for each of the directors and executive officers of Mackenzie Financial Corporation (“Mackenzie”) are set forth in the tables below. Only the current position of executive officers who have been at Mackenzie for more than five years is shown.

Name	Age	Present Principal Employment

DIRECTORS
William G. Crearar	66	Mr. Crearer has been retired for the last five years. He is a Canadian citizen.
Philip F. Cunningham	55	Mr. Cunningham has been an Executive Vice President of Mackenzie since January 1997. He is also currently Chairman of Mackenzie Financial Services, Inc., a wholly owned subsidiary of Mackenzie. He is a Canadian citizen.
Raymond E. Guyatt	58	Mr. Guyatt has been retired since March 2000. For the five years prior to that, he was an Executive Vice President and Chief Executive Officer of Imasco Limited, a diversified holding company. He is a Canadian citizen.
Robert L. Hines	53	Mr. Hines has been the founder and Chief Executive Officer of Hines & Co. since May 2002. From July 2000 through May 2002, he was a partner at Heidrick & Struggles, an executive search firm. From December 1998 through July 2000, he was a partner at Griffiths McBurney, an investment bank. He is a Canadian citizen
James L. Hunter	50	See biography above.

Name	Age	Present Principal Employment

Robert E. Lord	62	Mr. Lord has been retired since June 2002. From October 2000 to June 2002, he was Chair of the Board of the Canadian Institute of Chartered Accountants. From August 1993 to September 2000, he was Vice Chairman, Professional Services, of Ernst & Young LLP. He is a Canadian citizen.
Russell E. McKay	71	Mr. McKay has been retired for the last five years. He is a Canadian citizen.
Alasdair J. McKichan	71	See biography above.
Margaret Turner	49	Ms. Turner has been Vice President, Customer Service, of Canadian Tire Acceptance Corp. since January 1997. She is a Canadian citizen.
EXECUTIVE OFFICERS
W. Sian B. Brown	40	Ms. Brown has been Senior Vice-President, General Counsel and Secretary of Mackenzie since April 2001. From April 1998 to April 2001, she was Senior Vice President, Legal and Assistant Secretary of Mackenzie. From May 1995 to April 1998, she was Vice President, Legal of Mackenzie. She is a Canadian citizen.
Andrew H. Dalglish	40	Mr. Dalglish has been an Executive Vice President of Mackenzie since June 2002. He was Chief Operating Officer of Mackenzie from November 2000 to June 2002. From April 1997 to November 2000, he was Senior Vice President, Shareholder Services, of Mackenzie. He is a Canadian citizen.
David B. Feather	38	Mr. Feather has been Executive Vice President, Marketing, of Mackenzie since June 2002. He was Senior Vice President, Marketing of Mackenzie from April 1997 to June 2002. Mr. Feather is also President of Mackenzie Financial Services, Inc., a wholly owned subsidiary of Mackenzie. He is a Canadian citizen.
James L. Hunter	50	See biography above.
Edward Merchand	39	Mr. Merchand has been a Senior Vice President and Chief Financial Officer of Mackenzie since June 2002. From October 1998 to June 2002, he was Vice President, Finance of Mackenzie. From December 1997 to October 1998, he was Vice President and Controller of Mackenzie. He is a Canadian citizen.
Laurie J. Munro	54	Mr. Munro has been an Executive Vice President of Mackenzie since June 2002. Prior to that, he was President of Execuhold Investment Ltd., a wholly-owned fund company subsidiary of Mackenzie, from June 1998 to June 2002. He was Senior Vice President, Marketing of Mackenzie from June 1995 to June 1998. He is a Canadian citizen.
B. Ann Savage	53	Ms. Savage has been Senior Vice President, Fund Administration, of Mackenzie since April 1997. She is a Canadian citizen.
Frederick H.S. Sturm	42	Mr. Sturm has been Senior Vice President, Investments, of Mackenzie since May 1995. He is a Canadian citizen.

MACKENZIE INVESTMENT MANAGEMENT INC.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
             , 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of MACKENZIE INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Corporation”), does hereby constitute and appoint Keith J. Carlson, President of the Corporation and Beverly Yanowitch, Vice President and Chief Financial Officer of the Corporation, or any one of them, or, instead of either of these persons,            as my proxyholder, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of Mackenzie Investment Management Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at 150 Bloor Street West, Toronto, Ontario, on Wednesday, December 11, 2002 at 9:00 a.m., and at any and all adjournments and postponements thereof, as follows:

         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND WILL GRANT DISCRETIONARY AUTHORITY ON SUCH MATTERS THAT WERE UNKNOWN TO THE COMPANY A REASONABLE TIME BEFORE THE DATE HEREOF, PURSUANT TO ITEM 2.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

Please mark your vote as indicated in this example [X]

ITEM 1. APPROVAL OF PLAN OF DISSOLUTION

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

ITEM 2. OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof and that were unknown to the Company a reasonable time before the date hereof.

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature(s)	Date

1.	This proxy is solicited on behalf of the Board of Directors of the Corporation. Shareholders have the right to appoint a person other than the designated management proxyholders by inserting the name of their nominee on the blank space provided for that purpose above.

2.	If you do not provide voting instructions on any of the items listed above, your management proxyholders will vote the shares represented by this proxy for such matters.

3.	This proxy form must be signed and dated by the registered shareholder or by the shareholder’s attorney authorized in writing. If the shareholder is a corporation, the proxy must be signed and dated by a duly authorized officer or attorney of the corporation. If the proxy form is not dated in the space provided, it is deemed to be dated on the date on which it is mailed.